UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

TURNONGREEN, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

DEFINITIVE PROXY STATEMENT

TURNONGREEN, INC.

1421 McCarthy Blvd.

Milpitas, CA 95035

Telephone: (510) 657-2635

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Virtual Meeting Only – No Physical Meeting Location

To Be Held on July 19, 2024

We cordially invite you to attend the Annual Meeting (the “Meeting”) of shareholders of TurnOnGreen, Inc. (the “Company”). In the interest of providing our shareholders with greater access and flexibility to attend the Meeting, notice is hereby given that the location, date and time of the Meeting will be held in a virtual meeting format only on July 19, 2024 at 12:00 P.M. Eastern Time. You will not be able to attend the Meeting in person.

To access the virtual meeting please click the Virtual Shareholder Meeting link: meetnow.global/MH4RV7F. To login to the virtual meeting you have two options: Join as a “Guest” or Join as a “Shareholder.” If you join as a “Shareholder” you will be required to have a control number.

Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Proxy Card included with this Proxy Statement.

The Meeting will be held for the following purposes:

•	To elect the three (3) director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders (the “Director Proposal”);

•	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Proposal”);

•	To approve, on a non-binding advisory basis, the compensation of our named executive officers (the “Say-on-Pay Proposal”);

•	To approve, on a non-binding advisory basis, a frequency of “Three Years” for future advisory votes on executive compensation (the “Frequency Proposal”);

•	To approve an amendment to our Articles of Incorporation (the “Articles”) to effect a reverse stock split of our shares of common stock (the “Common Stock”) by a ratio of not less than one-for-fifty and not more than one-for-five hundred at any time prior to July 18, 2025, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”); and

•	To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

The accompanying proxy statement sets forth additional information regarding the Meeting and provides you with detailed information regarding the business to be considered at the Meeting. We encourage you to read the proxy statement carefully and in its entirety.

Only shareholders of record at the close of business on June 20, 2024, the record date for the Meeting, will be entitled to vote at the Meeting or any adjournments or postponements thereof. The proxy materials will be mailed to shareholders on or about July 3, 2024.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders to be held on July 19, 2024:

This Notice of Meeting of Shareholders and the accompanying Proxy Statement are available on the Internet at www.envisionreports.com/TOGI for registered holders and http://www.edocumentview.com/TOGI for street holders.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Amos Kohn

Chairman of the Board

July 2, 2024

HOW TO VOTE: Your vote is important. Whether or not you plan to virtually attend the Meeting, we hope you will vote as soon as possible by either (1) mailing your completed and signed proxy card(s) to TurnOnGreen Inc., 1421 McCarthy Blvd., Milpitas, CA 95035, Attention: Corporate Secretary, (2) calling the toll-free number printed on your proxy card(s) and following the recorded instructions or (3) visiting the website indicated on your proxy card(s) and following the on-line instructions. You may revoke a previously submitted proxy at any time prior to the Meeting. If you decide to attend the Meeting and wish to change your proxy vote, you may do so automatically by voting at the Meeting.

TURNONGREEN, INC.

1421 McCarthy Blvd.

Milpitas, CA 95035

Telephone: (510) 657-2635

DEFINITIVE PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON July 19, 2024

INFORMATION CONCERNING THE ANNUAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of TurnOnGreen, Inc. (the “Company”), for use at the Annual Meeting of the Company’s shareholders (the “Meeting”) to be held in virtual format on July 19, 2024 at 12:00 P.M. Eastern Time and at any adjournments thereof. Whether or not you expect to attend the Meeting, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to shareholders on or about June 28, 2024.

The Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person. To access the virtual meeting please click the Virtual Shareholder Meeting link: meetnow.global/MH4RV7F. To login to the virtual meeting you have two option: Join as a “Guest” or Join as a “Shareholder.” If you join as a “Shareholder” you will be required to have a control number.

Action to be taken under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Amos Kohn, the Company’s Chief Executive Officer and Marcus Charuvastra, its President, or either of them who acts, will vote:

•	To elect the three (3) director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders (the “Director Proposal”);

•	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Proposal”);

•	To approve, on a non-binding advisory basis, the compensation of our named executive officers (the “Say-on-Pay Proposal”);

•	To approve, on a non-binding advisory basis, a frequency of “Three Years” for future advisory votes on executive compensation (the “Frequency Proposal”);

•	To approve an amendment to our Articles of Incorporation (the “Articles”) to effect a reverse stock split of our shares of common stock (the “Common Stock”) by a ratio of not less than one-for-fifty and not more than one-for-five hundred at any time prior to July 18, 2025, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”); and

•	To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

By submitting your proxy (via the Internet, telephone or mail), you authorize Amos Kohn, the Company’s Chief Executive Officer and Marcus Charuvastra, the Company’s President, to represent you and vote your shares at the Meeting in accordance with your instructions. They also may vote your shares to adjourn the Meeting and will be authorized to vote your shares at any postponements or adjournments of the Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

1

Who is Entitled to Vote; Vote Required; Quorum

As of the record date of June 20, 2024 (the “Record Date”), there were (i) 183,943,705 shares of Common Stock issued and outstanding, and (ii) 25,000 shares of Series A Convertible Redeemable Preferred Stock (the “Series A Preferred Stock” and with the Common Stock, the “Capital Stock”), which constitute all of the outstanding voting capital stock of the Company.

Holders of the Common Stock are entitled to one vote for each share of Common Stock held by them.

Holders of the Series A Preferred Stock are entitled to vote with the Common Stock on an as-converted basis for each share of Series A Preferred Stock held by them. Each share of Series A Preferred Stock is convertible into Common Stock at a conversion price equal to the greater of (i) $0.02 per share (the “Floor Price”), which Floor Price shall not be adjusted for stock dividends, stock splits, stock combinations and other similar transactions and (ii) eighty (80%) percent of the mean the average volume-weighted average price per share of the Common Stock for the ten (10) trading days immediately preceding the Record Date (the “Conversion Price”).

Notwithstanding the foregoing, in no event shall the Conversion Price as of the Record Date be less than $0.072. As of the Record Date, the holders of the Series A Preferred Stock were entitled to vote 347,222,222 shares of Common Stock on an as-converted basis.

A majority of the 531,165,927, or 265,582,964 outstanding shares of Capital Stock will constitute a quorum at the Meeting.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, all but three of the proposals at this Meeting are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. Only the Auditor Proposal, the Reverse Stock Split Proposal and the Adjournment Proposal are routine matters that brokers are entitled to vote upon without receiving instructions.

Determination of whether a matter specified in the Notice of Annual Meeting of Shareholders has been approved will be determined as follows:

•	Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote;

•	For the Reverse Stock Split Proposal, the affirmative vote of a majority of the shares of Capital Stock outstanding is required for approval. Accordingly, abstentions will have the same effect as a vote against this proposal; and

•	For each other matter specified in the Notice of Meeting of Shareholders, the affirmative vote of a majority of the shares of Capital Stock present at the meeting in person or by proxy and entitled to vote on such matter is required for approval. Accordingly, abstentions will have the same effect as a vote against these proposals. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Directions to withhold authority to vote for directors and abstentions will be counted for purposes of determining whether a quorum is present for the Meeting, whereas broker non-votes will have no effect on whether a quorum is present at the Meeting.

2

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the purpose of the Meeting?

At the Meeting, the shareholders will be asked:

•	To elect the three (3) director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders (the “Director Proposal”);

•	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Proposal”);

•	To approve, on a non-binding advisory basis, the compensation of our named executive officers (the “Say-on-Pay Proposal”);

•	To approve, on a non-binding advisory basis, a frequency of “Three Years” for future advisory votes on executive compensation (the “Frequency Proposal”);

•	To approve an amendment to our Articles of Incorporation (the “Articles”) to effect a reverse stock split of our shares of common stock (the “Common Stock”) by a ratio of not less than one-for-fifty and not more than one-for-five hundred at any time prior to July 18, 2025, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”); and

•	To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

Who is entitled to vote?

The Record Date for the Meeting is June 20, 2024. Only shareholders of record at the close of business on that date are entitled to vote at the Meeting. The only classes of stock entitled to be voted at the meeting are our Common Stock and our shares of Series A Preferred Stock (with the Common Stock, the “Capital Stock”), which constitute all of the outstanding voting capital stock of the Company. Shareholders are entitled to one vote for each share of Common Stock held by them, whereas the holders of the Series A Preferred Stock are entitled to 13,889 votes of Common Stock for each share of Series A Preferred Stock held by them.

A majority of the 531,165,927, or 265,582,964 outstanding shares of Capital Stock will constitute a quorum at the Meeting.

Why am I receiving these materials?

We have sent you these proxy materials because the Board is soliciting your proxy to vote at the Meeting. According to our records, you were a shareholder of the Company as of the end of business on the Record Date for the Meeting.

You are invited to vote on the proposals described in this proxy statement.

The Company intends to mail these proxy materials on or about June 28, 2024, to all shareholders of record on the Record Date.

What is included in these materials?

These materials include:

•	the Notice of Annual Meeting of Shareholders;

•	this Proxy Statement for the Meeting;

•	our Annual Report on Form 10-K for the year ended December 31, 2023; and

•	the Proxy Card.

3

What is the proxy card?

The proxy card enables you to appoint Amos Kohn, the Company’s Chief Executive Officer and Marcus Charuvastra, its President, as your representatives at the Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you log in to the Meeting.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card are available at www.envisionreports.com/TOGI.

How can I attend the Meeting?

The Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a shareholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting. No physical meeting will be held.

You will be able to attend the Meeting online by visiting meetnow.global/MH4RV7F. To log in to the virtual meeting you have two options: Join as a “Guest” or Join as a “Shareholder.” If you join as a “Shareholder” you will be required to have a control number. You also will be able to vote your shares online by attending the Meeting by webcast.

To participate in the Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The online meeting will begin promptly at 12:00 P.M. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Meeting virtually on the Internet?

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.

To register to attend the Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your ownership of Common Stock along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M., Eastern Time, on July 18, 2024.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare
Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

4

Why are you holding a virtual meeting instead of a physical meeting?

We are embracing the latest technology in order to provide expanded access, improved communication and cost savings for our shareholders and the Company. We believe that hosting a virtual meeting will enable more of our shareholders to attend and participate in the meeting since our shareholders can participate from any location around the world with Internet access.

How do I vote?

Either (1) mail your completed and signed proxy card(s) to TurnOnGreen, Inc., 1421 McCarthy Blvd., Milpitas, CA 95035, Attention: Corporate Secretary, (2) call the toll-free number printed on your proxy card(s) and follow the recorded instructions or (3) visit the website indicated on your proxy card(s) and follow the on-line instructions. If you are a registered shareholder and attend the Meeting, then you may deliver your completed proxy card(s) or vote pursuant to the instructions on the proxy card. If your shares are held by your broker or bank, in “street name,” then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not give instructions to your record holder, it will nevertheless be entitled to vote your shares in its discretion on the (i) Auditor Proposal, (ii) the Reverse Stock Split Proposal and (iii) the Adjournment Proposal, but not on any other proposal.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will not be entitled to vote your shares on any proposal.

As the beneficial owner of shares, you are invited to attend the Meeting. If you are a beneficial owner, however, you may not vote your shares at the Meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the Meeting of the holders of a majority of the shares of Capital Stock outstanding on the Record Date will constitute a quorum. Proxies received but marked as abstentions will be counted towards the quorum.

What if a quorum is not present at the Meeting?

If a quorum is not present or represented at the Meeting, the holders of a majority of the shares entitled to vote at the Meeting who are present in person or represented by proxy, or the chairman of the Meeting, may adjourn the Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 A.M. Eastern Time on July 19, 2024. Proxies submitted by mail should be received before 12:00 P.M. Eastern Time on July 18, 2024.

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the meeting. If you are the shareholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to the Company’s Chief Executive Officer at TurnOnGreen, Inc., 1421 McCarthy Blvd., Milpitas, CA 95035, prior to your shares being voted, or (3) virtually attending the Meeting and voting in accordance with the instructions on the proxy card. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Meeting and voting.

5

Who can participate in the Meeting?

Only shareholders eligible to vote or their authorized representatives in possession of a valid control number will be admitted as participants to the Meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

How does the Board of Directors recommend I vote on the proposals?

Our Board unanimously recommends that you vote your shares “FOR” each of the proposals presented in this Proxy Statement, consisting of:

(i)	The Director Proposal;

(ii)	The Auditor Proposal;

(iii)	The Say-on-Pay Proposal;

(iv)	The Frequency Proposal;

(v)	The Reverse Stock Split Proposal; and

(vi)	The Adjournment Proposal.

Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

What if I do not specify how my shares are to be voted?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted in accordance with the Board’s recommended votes set forth immediately above, and if any other matter is properly presented at the Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Will any other business be conducted at the meeting?

The Company’s bylaws require shareholders to give advance notice of any proposal intended to be presented at the Meeting. We have not received any such notices. Accordingly, the Company does not anticipate any additional business will be conducted at the Meeting.

How many votes are needed to approve each proposal?

For the election of directors, each of the three (3) nominees receiving “FOR” votes at the meeting in person or by proxy will be elected. The Reverse Stock Split Proposal will require approval by a majority of the shares of Capital Stock outstanding. Approval of all other matters requires the favorable vote of a majority of the shares of Capital Stock present at the meeting in person or by proxy and entitled to vote on such matter.

How will abstentions be treated?

Abstentions will have no effect on the Director Proposal, whereas an abstention would have the effect of a vote against every other proposal.

6

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of shareholders.

In connection with the treatment of abstentions and broker non-votes, the proposals at this meeting to approve the (i) Director Proposal, (ii) Say-on-Pay Proposal, and (iii) Frequency Proposal are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. The proposals to approve the (i) Auditor Proposal, (ii) Reverse Stock Split Proposal and (iii) Adjournment Proposal are routine matters that brokers are entitled to vote upon without receiving instructions.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another shareholder of the Company. Why has our household only received one set of proxy materials?

The rules of the Securities and Exchange Commission’s (“SEC”) permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address.

How can I find out the results of the voting at the Meeting?

Final voting results will be disclosed in a Form 8-K filed after the Meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at TurnOnGreen, Inc., 1421 McCarthy Blvd., Milpitas, CA 95035, by sending a letter to Amos Kohn, our Chief Executive Officer, with any questions about the proposals described in this Proxy Statement or how to execute your vote.

7

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Information about the Nominees

At the Meeting, the shareholders will elect three (3) directors to serve until the next annual meeting of shareholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the three (3) nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of each of the three nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. All of the director nominees currently serve as directors.

Name	Age	Positions
Amos Kohn	64	Chief Executive Officer, Chief Financial Officer and Director
Marcus Charuvastra	45	President and Director
Douglas Gintz	58	Chief Technology Officer and Director

 The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee’s business experience during the past five years, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on our Board, has been furnished to the Company by the respective director nominees:

Amos Kohn has been our Chief Executive Officer and the Chairman of our board of directors since September 6, 2022. Prior thereto, he was the Founder and Chief Executive Officer and a member of the board of directors of Coolisys Technologies, Inc., since its formation in January of 2020. He has led Digital Power Corporation for more than 15 years. He served as a director of Ault Alliance, Inc. (“AAI”) from 2003 to 2020, its President and Chief Executive Officer from 2008 to 2017 and President from 2017 to 2020. Prior to his appointment as President and Chief Executive Officer of Digital Power Corporation, Mr. Kohn held executive roles with several US and international companies. For more than 30 years, Mr. Kohn has provided leadership, oversight and strategic direction for worldwide privately held and publicly traded companies in the high-technology sector. He holds a Bachelor of Science degree in electrical and electronics engineering and a Certificate of Business Administration from the University of California, Berkeley, and a Major (Ret) at IDF. He is named as an inventor on several United States and international patents. We believe that Mr. Kohn’s extensive executive-level management experience in diversified industries expanding companies into new markets including power electronics, eMobility, telecommunications and defense give him the qualifications and skills necessary to serve as one of our directors.

Marcus Charuvastra has served as our President since September 20, 2022. Mr. Charuvastra served as the President of TOGI between January 2022 and September 2022, and served as its Chief Revenue Officer between June 2021 and September 2022. Mr. Charuvastra is an accomplished leader with 20 years of experience in strategic planning, sales, services, marketing and business and organizational development. Mr. Charuvastra spent nine years at Targeted Medical Pharma, Inc. serving as Vice President of Operations and as the Managing Director of this microcap biotech start-up, from 2012 to May 2021. During his tenure, he was instrumental in guiding Targeted Medical Pharma’s initial public offering. Mr. Charuvastra was previously Director of Sales and Marketing at Physician Therapeutics from 2009 to 2012 and was responsible for building the sales and distribution network in the United States and abroad. He is a graduate of UCLA. We believe that Mr. Charuvastra’s extensive experience in strategic planning and sales and marketing gives him the qualifications and skills to serve as one of our directors.

Douglas Gintz has been our Chief Technology Officer since September 6, 2022 and served as the Chief Technology Officer of TOGI between February 2021 and September 6, 2022. He was named a Director on September 20, 2022. Mr. Gintz is responsible for driving strategic software initiatives and delivering key technologies essential to the market penetration of our EV charging solutions business. Mr. Gintz also currently serves as the Chief Technology Officer and Director of Global Technology Implementation at AAI since February 2021. Mr. Gitz's previous leadership roles include Chief Executive Officer of Pacific Coders, LLC. from August 2002 to January 2022; Chief Technology Officer of Endocanna Health, Inc. from January 2019 to January 2021; Mr. Gintz served at Targeted Medical Pharma, Inc., a publicly traded microcap, as Chief Marketing Officer and Technology Officer from January 2018 to December 2019, and Chief Technology Officer and Chief Information Officer from January 2012 to May 2016. Mr. Gintz has over 30 years of hands-on experience bringing products to market. Specializing in emerging technologies, Mr. Gintz has developed manufacturing compliance systems, DNA reporting engines, medical billing software, e-commerce applications, and retail software for companies ranging from startups to multinational corporations. We believe that Mr. Gintz’s extensive experience in emerging technologies gives him the qualifications and skills needed to serve as one of our directors.

8

Directors serve until the next annual meeting of shareholders or until their successors are elected and qualified. Officers serve at the discretion of the Board.

Involvement in Certain Legal Proceedings

To our knowledge, none of our current directors has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his or her involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Family Relationships

None.

Board Independence; Board Committees

Our Board has undertaken a review of the independence of each director and director nominee and has determined that none of the directors meets the independence standards, as such term is defined by standards of the SEC or the listing standards of the Nasdaq Marketplace Rules. The Board has not established any committees that would be required if the Company were listed on a national securities exchange. Further, since there is no audit committee, the entire Board acts as the audit committee.

9

Meetings of the Board

During the fiscal year ended December 31, 2023, the Board held five meetings and acted by unanimous written consent ten times. We encourage, but do not require, our Board members to attend the annual meeting of shareholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of our Common Stock to file initial reports of ownership and changes in ownership of our Common Stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during our fiscal year ended December 31, 2023, except that one Form 4 for each of the three Named Executive Officers was not filed.

Code of Ethics

The Board has adopted a Code of Ethics for Executive Officers, Directors and Associates (the “Code”) which qualifies as a “code of ethics” as defined by Item 406 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Code applies to our directors, principal executive officer, principal financial officer, principal accounting officer, controller or person performing similar functions as well as all our employees. The Code is designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The full text of our Code is published on our website at www.turnongreen.com/investor-relations/#documents. We will disclose any substantive amendments to the Code or any waivers, explicit or implicit, from a provision of the Code on our website or in a current report on Form 8-K. Upon request to our Chief Executive Officer, Amos Kohn, we will provide without charge, a copy of our Code.

Among other matters, the Code is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting of violations of the Code to appropriate persons identified in the code; and

•	accountability for adherence to the Code.

Waivers to the Code may be granted only by the Board. In the event that the Board grants any waivers of the elements listed above to any of our officers, we expect to promptly disclose the waiver as required by law or the private regulatory body.

Required Vote and Board Recommendation

The election of the directors of the Company requires the affirmative vote of a plurality of the shares of the Capital Stock present in person or represented by proxy at the Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute a majority.

The Board unanimously recommends that the shareholders vote “FOR” each of the director nominees.

10

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company has not established an audit committee; consequently, the members of the Board acts as the Company’s audit committee, and has appointed the firm of Marcum LLP, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024, subject to ratification of the appointment by the Company’s shareholders. No representative of Marcum LLP is expected to attend the Meeting.

Selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the shareholders of the Company for ratification. However, the Company is submitting this matter to the shareholders as a matter of good corporate governance. Even if the selection is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its shareholders. If the selection is not ratified, the Board will consider its options.

Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2023

The Board met and held discussions with the independent auditors. The Board reviewed and discussed the consolidated financial statements with the independent auditors. The Board also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Board discussed with the independent auditors the auditors’ independence from the Company and its management, and the independent auditors provided to the Board the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Board discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Board met with the independent auditors to discuss the results of their examinations and the overall quality of the Company’s internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Board approved the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

Fees Paid to Auditor

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the independent auditors, Marcum LLP, with respect to the years ended December 31, 2023 and December 31, 2022, for its audit of annual financial statements and review of financial statements included in the Company’s quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

2023	$340,000
2022	$397,000

Audit-Related Fees

We did not incur audit-related fees to our independent registered public accounting firm during the fiscal years ended December 31, 2023 or 2022.

Tax and Other Fees

We did not incur fees for tax compliance, tax advice or tax planning to our independent registered public accounting firm during the fiscal years ended December 31, 2023 or 2022.

11

Pre-Approval Policies and Procedures

Consistent with SEC policies and guidelines regarding audit independence, the Board is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. The Board has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. The Board pre-approves these services by category and service. The Board has pre-approved all of the services provided by our principal accountants.

Report of the Board

The Board has furnished the following report on its activities during the fiscal year ended December 31, 2023. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that TurnOnGreen, Inc. specifically incorporates it by reference into any such filing.

The Board oversees the financial reporting process on behalf of the Company. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of our financial statements. For the fiscal year ended December 31, 2023, the members of the Board, which acts as the Company’s audit committee, were Messrs. Kohn, Charuvastra and Gintz, none of whom was an independent director as defined by the applicable Nasdaq and SEC rules.

In fulfilling its responsibilities, the Board appointed independent auditors Marcum LLP for the fiscal year ending December 31, 2024. The Board reviewed and discussed with the independent auditors the overall scope and specific plans for their audit. The Board also reviewed and discussed with the independent auditors the Company’s audited financial statements and the adequacy of its internal controls. The Board met with the independent auditors to discuss the results of Marcum’s audits, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Board monitored the independence and performance of the independent auditors. The Board discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16—Communications with Audit Committees. The Company’s independent auditors have provided the Board with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Board concerning independence, and the Board has discussed with the independent auditor the independent auditor’s independence. Based upon the review and discussions referred to above, the Board determined that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Messrs. Amos Kohn, Marcus Charuvastra and Douglas Gintz

Required Vote and Board Recommendation

The ratification of the appointment of the Company’s independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Capital Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends that the shareholders vote “FOR” the ratification of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024

12

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY-ON-PAY")

Reasons for this Proposal

We are seeking an advisory vote from our shareholders to approve the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

What does it mean to have a “say-on-pay” advisory vote?

You have the opportunity to vote “for” or “against” or to “abstain” from voting on the following non-binding resolution relating to executive compensation:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company's proxy statement for the 2024 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion of this proxy statement.”

In deciding how to vote on this proposal, you are encouraged to review the compensation tables and narrative discussion in this proxy statement regarding the Company's named executive officers as of December 31, 2023, consisting of Amos Kohn and Marcus Charuvastra. Our executive compensation program utilizes elements including base salary, management bonus, grants of Common Stock, and health and other benefits to achieve the following goals:

●	attracting, retaining, motivating, and rewarding highly talented, entrepreneurial, and creative executives;

●	aligning and strengthening the mutuality of interests between our executives and our shareholders; and

●	providing total compensation to executives that is internally equitable, competitive with peer companies, and driven by individual, departmental, and corporate performance.

While your vote on this proposal is advisory and will not be binding on the Company, the Company values the opinions of the Company’s shareholders on executive compensation matters and will take the results of this advisory vote into consideration when making future decisions regarding the Company’s executive compensation program.

Where can I find more information on executive compensation?

We describe our executive compensation in “Executive Compensation” and the related disclosure contained in this proxy statement.

Required Vote and Board Recommendation

The approval of the compensation of the Company’s named executive officers requires, on an advisory basis, the receipt of the affirmative vote of a majority of the shares of the Capital Stock present in person or by proxy and voting at the Meeting. This proposal is not binding.

The Board recommends that shareholders vote “FOR” approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

13

PROPOSAL NO. 4

APPROVAL OF FREQUENCY OF “SAY-ON-PAY” VOTE

Background and Reasons for this Proposal

As described in Proposal No. 3, we are asking our shareholders to approve an advisory vote on executive compensation, otherwise known as “say-on-pay.” This Proposal No. 4 solicits input from our shareholders on how frequently we should hold such a vote in the future. We are seeking an advisory vote from our shareholders as to whether the shareholder advisory vote on executive compensation should occur every one (1) year, every two (2) years, or every (3) years. Accordingly, you have the opportunity to choose the option of every “one (1) year,” every “two (2) years,” every “three (3) years,” or to “abstain” from voting on the frequency for which the Company should hold a shareholder advisory vote to approve the compensation paid to the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables, narrative discussion and any related material disclosed in this proxy statement.

As with “say-on-pay,” we provide this vote pursuant to Section 14A of the Securities Exchange Act of 1934. This item is also an advisory vote, which means that it will not bind the Company or our Board. We will disclose how many shareholders voted for each of the three options (annual, biennial, or triennial votes) as well as how many abstained from voting. We have never held a vote regarding the frequency of future “say-on-pay” votes.

In considering the interests of our shareholders and the Company, the Board has determined that the recommended frequency for which the Company should hold a shareholder advisory vote to approve the compensation paid to the Company’s named executive officers should be every three (3) years. We believe that every three (3) years is the appropriate frequency to hold a Say-on-Pay vote for several reasons. As our compensation programs reward both short-term and long-term performance, shareholder input on executive compensation would be most useful if the effectiveness of our compensation program is evaluated and judged over a multi-year period. Further, a three year interval provides the Board with sufficient time to evaluate the effectiveness of its compensation policies and implement changes in response to its evaluation and the results of the advisory vote. Thus, the Board recommends that shareholders approve a frequency of every three (3) years.

As your vote on this proposal is advisory and will not be binding on the Board or the Company, the Board may decide that it is in the best interests of the Company and our shareholders to hold a shareholder advisory vote on executive compensation more or less frequently than the option recommended by our shareholders. However, we value the opinions of our shareholders on executive compensation matters and we will take the results of this advisory vote into consideration when making future decisions regarding the frequency with which the Company holds a shareholder advisory vote on the compensation paid to the Company’s named executive officers.

This non-binding “frequency” vote is required to be submitted to our shareholders at least once every six (6) years. We expect to conduct our next shareholder vote on “say-on-pay” frequency at our 2030 annual meeting of shareholders.

Vote and Recommendation of the Board

The Board will consider the alternative receiving the greatest number of votes to be the recommendation of the shareholders.

The Board recommends that shareholders vote “FOR” “EVERY THREE (3) YEARS” for the advisory vote on whether the shareholder advisory vote on executive compensation should occur every one (1) year, every two (2) years, or every (3) years.

14

PROPOSAL NO. 5

APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF

INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK

Our Board has adopted resolutions (1) declaring that submitting an amendment to the Company’s Articles to effect a reverse stock split, as described below, was advisable and (2) directing that a proposal to approve the Reverse Stock Split be submitted to the holders of our Common Stock for their approval.

The Board sought and received shareholder approval for a reverse split in the same proportion as outlined under this Proposal No. 5 at a special meeting of shareholders held on June 27, 2023. However, the authority granted by the shareholders expires on June 26, 2024. Accordingly, the Company is seeking shareholder approval for the Reverse Stock Split Proposal again. The Company never conducted a reverse stock split since June 27, 2023 through the date of this proxy statement. The Company has no present intention of effectuating a reverse stock split prior to June 26, 2024; however, if the Board does effectuate a reverse stock split prior to June 26, 2024, this Proposal No. 5 will be withdrawn.

If approved by our shareholders, the Reverse Stock Split Proposal would permit (but not require) our Board to effect a reverse stock split of our Common Stock at any time prior to July 18, 2025 by a ratio of not less than one-for-fifty and not more than one-for-five hundred, with the exact ratio to be set at a whole number within this range as determined by our Board in its sole discretion.  We believe that enabling our Board to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our shareholders.  In determining a ratio, if any, following the receipt of shareholder approval, our Board may consider, among other things, factors such as:

•	The initial listing requirements of the national securities exchanges;

•	the historical trading price and trading volume of our Common Stock;

•	the number of shares of our Common Stock outstanding;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

Our Board reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its shareholders.

Depending on the ratio for the Reverse Stock Split determined by our Board, no less than fifty and no more than five hundred shares of existing Common Stock, as determined by our Board, will be combined into one share of Common Stock.  The amendment to our Company’s Articles to effect a reverse stock split, if any, will include only the reverse split ratio determined by our Board to be in the best interests of our shareholders and all of the other proposed amendments at different ratios will be abandoned.

To avoid the existence of fractional shares of our Common Stock, the Company will pay cash in lieu of fractional shares as described below.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our Board is submitting the Reverse Stock Split to our shareholders for approval with the primary intent of increasing the market price of our Common Stock to make our Common Stock more attractive to a broader range of institutional and other investors.  In addition to increasing the market price of our Common Stock, the Reverse Stock Split would also reduce certain of our costs, as discussed below.  Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our shareholders’ best interests.

15

We believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public.  Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.  Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.  We believe that the Reverse Stock Split will make our Common Stock a more attractive and cost-effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock.  However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock.  As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future.  Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split.  Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our shareholders, would become effective upon the filing (the “Effective Time”) of a certificate of amendment to the Company’s Articles with the Secretary of State of the State of Nevada.  The exact timing of the filing of the certificate of amendment that will effectuate the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our shareholders.  In addition, our Board reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Company’s Articles, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed with the Reverse Stock Split.  If a certificate of amendment effectuating the Reverse Stock Split has not been filed with the Secretary of State of the State of Nevada by the close of business on July 18, 2025, our Board will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board, a minimum of fifty and a maximum of five hundred shares of existing Common Stock will be combined into one new share of Common Stock.  The table below shows, as of the Record Date, the number of outstanding shares of Common Stock (excluding Treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split

1-for-50	3,678,874
1-for-100	1,839,437
1-for-200	919,719
1-for-300	613,146
1-for-400	459,859
1-for-500	367,887

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our Board.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of fractional shares.  In addition, the Reverse Stock Split will not affect any shareholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of Common Stock.  Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

16

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.  After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended.  Our Common Stock will continue to be listed on the Over-the-Counter market under the symbol “TOGI.”

Beneficial Holders of Common Stock (i.e., shareholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names.  Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name.  However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split.  Shareholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., shareholders whose names are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent.  These shareholders do not have stock certificates evidencing their ownership of the Common Stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Shareholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Shareholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the exchange agent after the Effective Time. The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”).

No new post-Reverse Split Common Stock will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the Exchange Agent. No shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Shareholders will then receive a Direct Registration Statement representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these shareholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for post-Reverse Split Common Stock. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), a New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

Prevailing market prices

We will not issue fractional shares in connection with the Reverse Stock Split. Shareholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the Board will be entitled to receive a cash payment (without interest and subject to applicable withholding taxes) from our Exchange Agent in lieu of such fractional shares. The cash payment is subject to applicable U.S. federal and state income tax and state abandoned property laws. Shareholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is received.

17

We currently anticipate that, in lieu of issuing fractional shares, the aggregate of all fractional shares otherwise issuable to the holders of record of Common Stock shall be issued to the Exchange Agent for the Common Stock, as agent, for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by the Exchange Agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the Common Stock at the time of sale. After such sale and upon the surrender of the shareholders’ stock certificates, if any, the Exchange Agent will pay to such holders of record their pro rata share of the net proceeds (after customary brokerage commissions and other expenses) derived from the sale of the fractional interests.

After the Reverse Stock Split, a shareholder will have no further interest in the Company with respect to its fractional share interest, and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto except the right to receive a cash payment as described above.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards, Warrants and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio determined by the board of directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock.  This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.  The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares.  The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse stock split ratio determined by the board of directors, subject to our treatment of fractional shares.

Accounting Matters

The proposed amendment to the Company’s Articles will not affect the par value of our Common Stock per share, which will remain $0.001.  As a result, as of the Effective Time, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split.  Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”).  A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.  An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.  This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors.  This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S.  expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.  Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

18

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement.  Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes.  Therefore, a shareholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the reverse stock split.

No Appraisal Rights

Under Nevada law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Vote Required to Approve the Amendment and Recommendation

Under Nevada law and our charter documents, the affirmative vote of holders of a majority of the shares of Capital Stock outstanding as of the Record Date is required to approve the Reverse Stock Split.

Our board of directors recommends that shareholders vote “FOR” the amendment to the Articles to authorize the Reverse Stock Split.

19

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth summary compensation information for the following persons: (i) all persons serving as our principal executive officer during the years ended December 31, 2023 and 2022, and (ii) up to two other most highly compensated executive officers who received compensation during the years ended December 31, 2023 and 2022 of at least $100,000 and who were executive officers on December 31 of such year. We refer to these persons as our “Named Executive Officers.” The following table includes all compensation earned by the Named Executive Officers for the respective period, regardless of whether such amounts were actually paid during the period:

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Amos Kohn	2023	350,000		-	-	40,500	390,500
Chief Executive Officer, Chief Financial Officer and Chairman	2022	350,000		-	-	30,540	380,540
Marcus Charuvastra	2023	128,125	5,834	-	-	1,160	135,119
President and Director	2022	125,000	40,000	5,271	-	1,127	171,398
Douglas Gintz	2023	130,627		-	-	-	130,627
Chief Technology Officer and Director	2022	206,250		-	-	-	206,250

Termination Provisions

As of December 31, 2023, we have no contract, agreement, plan, or arrangement, whether written or unwritten, that provides for payments to a Named Executive Officer at, following, or in connection with any termination, including without limitation resignation, severance, retirement or a constructive termination of a Named Executive Officer, or a change in control of the company or a change in the Named Executive Officer’s responsibilities, with respect to each Named Executive Officer, other than with respect to Mr. Kohn.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2023, none of our Named Executive Officers held any unexercised options, stock that have not vested, or other equity incentive plan awards.

Director Compensation

To date, we have not paid any of our directors any compensation for serving on our Board.

Stock Incentive Plans

On June 27, 2023, the Company held a special meeting of shareholders and the shareholders voted and approved three proposals presented for a vote, including approving the TurnOnGreen, Inc. 2023 Stock Incentive Plan which reserved 100,000,000 shares of Common Stock for issuance. As of December 31, 2023, no shares had been issued under the plan.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing disclosure regarding the ratio of annual total compensation of Mr. Kohn, our Chief Executive Officer, to that of our median employee. Our median employee earned $79,442 in total compensation for 2023. Based upon the total 2023 compensation reported for Mr. Kohn of $390,500 as reported under “Total” in the Summary Compensation Table, our ratio of PEO to median employee pay was 5:1. Our median employee is employed in our Digital Power Corporation subsidiary.

Calculation methodology

To identify our median employee, we identified our total employee population as of December 31, 2023, excluding our Chief Executive Officer, in accordance with SEC rules. On December 31, 2023, 100% of our employee population was in the U.S.

We collected actual gross earnings data for the fiscal year ended December 31, 2023, employee population, including cash-based compensation and equity-based compensation that was realized in 2023, relying on our internal payroll records. Compensation was annualized on a straight-line basis for non-temporary new hire employees who did not work with our company for the full calendar year, which is also our fiscal year.

20

Once we determined the median employee, we calculated total compensation for the median employee in the same manner in which we determine the compensation shown for our named executive officers in the Summary Compensation Table, in accordance with SEC rules.

Pay Versus Performance

Pay Versus Performance Table

The following table sets forth information concerning: (1) the compensation of our Chief Officer, Chief Financial Officer and Chairman, Mr. Kohn (referred to in the table below as “PEO”) and the compensation of our other Named Executive Officers (“NEO’s”), Messrs. Charuvastra and Gintz, as reported in the Summary Compensation Table above and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of the fiscal years ended December 31, 2022 and 2023 and (2) our cumulative total shareholder return (“TSR”), the cumulative TSR of our selected peer group (Blink Charging Co., EVgo, Inc., Chargepoint Holdings, Inc., Enphase Energy, Inc., Emerson Electric Co., TDK Corporation, and Vicor Corporation), net loss and revenue over such years, in each case determined in accordance with SEC rules:

Value of Initial Fixed $100 Investment Based on:

Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)	Net Loss ($)	Total Revenue ($)

2023	390,500	390,500	129,376	129,376	119.00	56.36	(6,862,000)	4,201,000

2022	380,540	380,540	165,625	165,625	500.00	69.98	(4,859,000)	5,522,000

2021	383,140	383,140	120,388	120,388	550.00	91.42	(1,827,000)	5,346,000

Narrative Disclosure to Pay Versus Performance Table

Relationship between Financial Performance Measures

The line graphs below compare (i) the compensation actually paid to our CEO and the average of the compensation actually paid to our remaining NEO’s, with (ii) our cumulative TSR, (iii) our peer group TSR, (iv) our net loss, and (v) our revenue, in each case, for the fiscal years ended December 31, 2021, 2022 and 2023.

TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

21

22

Policies on Ownership, Insider Trading, 10b5-1 Plans and Hedging

We do not have formal stock ownership guidelines for our employees or directors, because the Board is satisfied that stock and option holdings among our employees or directors are sufficient at this time to provide motivation and to align this group’s interests with those of our shareholders. We have not yet established an insider trading policy, a 10b5-1 plan or any hedging policies.

23

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise indicated below, the following table sets forth certain information regarding beneficial ownership of our Common Stock as of the Record Date by (1) each of our current directors; (2) each of the executive officers; (3) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock based upon Schedules 13G or 13D filed with the SEC; and (4) all of our directors and executive officers as a group. As of the Record Date, there were 183,943,705 shares of our Common Stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the Commission and includes voting or investment power with respect to the securities. Common Stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, to our knowledge, the persons named in the table have sole voting and sole investment power with respect to all Common Stock shown as beneficially owned by them, subject to applicable community property laws.

Name and address of beneficial owner	Number of shares beneficially owned	Approximate percent of class
Directors and Officers: (1)
Amos Kohn (2)	2,310	*
Marcus Charuvastra (3)	480	*
Douglas Gintz (4)	24,874	*
All directors and executive officers as a group (three persons)	27,664
Greater than 5% Beneficial Owners:
Ault Alliance, Inc. (5)	373,530,004	68.62%

* Less than 1%.

(1)       The business address of each of the individuals is 1421 McCarthy Blvd., Milpitas, California 95035.

(2)       Consists of 1,155 shares of Common Stock and warrants to purchase 1,155 shares of Common Stock (the “Warrants”).

(3)       Consists of 240 shares of Common Stock and Warrants to purchase 240 shares of Common Stock.

(4)       Consists of 12,437 shares of Common Stock and Warrants to purchase 12,437 shares of Common Stock.

(5)       Consists of (i) 347,222,222 shares of Common Stock underlying the Series A Preferred Stock, (ii) 12,837,327 shares of Common Stock and 12,837,327 shares of Common Stock underlying Warrants held by Ault Lending LLC (“Ault Lending”), (iii) 315,959 shares of Common Stock and 315,959 shares of Common Stock underlying Warrants held by Ault & Company, Inc. (“A&C”) and (iv) 605 shares of Common Stock and 605 shares of Common Stock underlying Warrants held by Philou Ventures, LLC (“Philou”). Milton C. Ault, III, the Executive Chairman of AAI, exercises voting and dispositive power over the shares owned by AAI, Ault Lending, A&C and Philou. The business address of AAI, Ault Lending, A&C, Philou and Mr. Ault is 11411 Southern Highlands Parkway, Suite 240, Las Vegas, Nevada 89141.

24

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director Independence

We use the definition of “independence” of the Nasdaq Marketplace Rules to make this determination. Rule 5605(a)(2) of the Nasdaq Marketplace Rules provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Rule 5605(a)(2) generally provides that a director cannot be considered independent if:

•	the director is, or at any time during the past three years was, an employee of the company or its parent;

•	the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exemptions, including, among other things, compensation for board or board committee service);

•	the director is an immediate family member of an individual who is, or at any time during the past three years was, employed by the company as an executive officer;

•	the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exemptions);

•	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

•	the director or a family member of the director is a current partner of the Company’s outside auditor, or at any time during the past three years was a partner or employee of the Company’s outside auditor, and who worked on the company’s audit.

Policies and Procedures for Related Party Transactions

The TurnOnGreen audit committee, when established, will have the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The policy regarding transactions between us and related persons will provide that a related person is defined as a director, executive officer or greater than 5% beneficial owner of Common Stock, in each case since the beginning of the most recently completed year, and any of their immediate family members. An investor may obtain a written copy of this policy, once adopted, by sending a written request to TurnOnGreen, Inc., 1421 McCarthy Blvd., Milpitas, California 95035, Attention: Amos Kohn. Our audit committee charter that will be in effect, once adopted, will provide that the audit committee shall review and approve or disapprove certain related party transactions, including material transactions with AAI.

AAI provides human resources, accounting and other services to the Company, which are included as allocations of these expenses.  The allocation method calculates an appropriate share of overhead costs by using Company revenue as a percentage of total revenue.  This method is reasonable and consistently applied.  Costs incurred in connection with the allocation of these costs are reflected in selling, general and administrative of $642,000 and $670,000 for the fiscal years ended December 31, 2023, and 2022, respectively.  $154,000 and $670,000 of these costs were recorded as Contribution from AAI in the statement of stockholders’ equity.  The remaining $488,000 for the fiscal year ended December 31,2023 was recorded as AAI advance payable.

AAI has made capital contributions to the Company of $576,000 and $2,539,000, for the fiscal years ended December 31, 2023, and 2022, respectively, for general corporate purposes. Total contributions from AAI are $730,000 and $3,209,000 for the fiscal years ended December 31, 2023, and 2022, respectively.

25

Related Party Sales and receivables

The Company recognized $14,000 and $27,000 in revenue in the years ended December 31, 2023 and 2022, respectively, from sales to another subsidiary of AAI or businesses that AAI holds an investment in. As of December 31, 2023 and 2022, the Company had related party receivables of $0 and $25,000, respectively.

Related Party Notes and Advances Payable

Related party notes and advances payable were used for working capital purposes and on December 31, 2023 and 2022, were comprised of the following:

	Interest rate	Due date	December 31, 2023	December 31, 2022
AAI advance payable	10%	-	$2,407,000	$-
Chief Executive Officer	14%	Default	51,000	25,000
Non-officer June and September 2023 advance payable	-	-	14,000	13,000
Officer December 2022 advance payable	-	-		14,000
Total related party notes and advances payable			$2,472,000	$52,000

During June 2023, AAI and the Company’s management determined that all allocations and capital funding provided to us by AAI beginning April 1, 2023, would be repaid, and treated as a related party note payable. On August 15, 2023, the Company entered into a loan and security agreement with AAI in relation to the June 30, 2023, outstanding AAI advance payable of $701,000. The related party note payable accrues interest of 10%, has no fixed terms of repayment and is recorded as related party notes and advances payable.

The Company recorded related party interest expense of $160,000 and $0 for the years ended December 31, 2023 and 2022, respectively, in interest expense, related party.

26

PROPOSALS OF SHAREHOLDERS FOR THE 2025 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the 2025 annual meeting of shareholders, you may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, shareholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address 1421 McCarthy Blvd., Milpitas, CA 95035, Attention: Corporate Secretary, no later than March 5, 2025 (120 days before the anniversary of this year’s mailing date).

A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U. S. Securities and Exchange Commission, or the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

Shareholder proposals intended to be presented at the 2025 Annual Meeting must be received by the Company no later than reasonable time in advance of the date of the 2025 Annual Meeting, which in the Company’s opinion would be no less than 120 days before that date (pursuant to Rule 14a-8 of the Exchange Act) to be eligible for inclusion in the Company’s proxy statement and form of proxy for next year’s meeting. The Company has yet to determine the date of its 2025 Annual Meeting. Proposals should be addressed to TurnOnGreen, Inc., Attention: Corporate Secretary, 1421 McCarthy Blvd., Milpitas, CA 95035.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at the 2025 Annual Meeting, the federal securities laws require shareholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4 of the Exchange Act), be given no less than a reasonable time in advance of the date of the 2025 Annual Meeting, which in the Company’s opinion would be no less than 45 days before that date. The Company has yet to determine the date of its 2025 Annual Meeting. Any such notice must be provided to TurnOnGreen, Inc., Attention: Corporate Secretary, 1421 McCarthy Blvd., Milpitas, CA 95035. If a shareholder fails to provide timely notice of a proposal to be presented at the 2025 Annual Meeting, the chairman of the meeting will declare it out of order and disregard any such matter.

OTHER BUSINESS

The Board knows of no business to be brought before the Meeting other than as set forth above. If other matters properly come before the shareholders at the Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ Amos Kohn
Amos Kohn
Chief Executive Officer

July 2, 2024

27

ANNEX A

ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2023

A-1

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Fiscal Year Ended December 31, 2023

or

☐ TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _____________ to ________________

Commission file number 000-52140

TURNONGREEN, INC.

(Exact name of registrant as specified in its charter)

Imperalis Holding Corp.

(Former name, former address and former fiscal year, if changed since last report)

Nevada	20-5648820
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1421 McCarthy Blvd, Milpitas, CA	95035	(510) 657-2635
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.  Yes  ☐    No  ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act.  Yes  ☐    No  ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding year (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes  ☒    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant has filed a report on and attestation to its management’s assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report. ☐

If securities are registered pursuant to Section 12(b) of the Act, indicate by check mark whether the financial statements of the registrant included in the filing reflect the correction of an error to previously issued financial statements. ☐

Indicate by check mark whether any of those error corrections are restatements that required a recovery analysis of incentive-based compensation received by any of the registrant’s executive officers during the relevant recovery period pursuant to §240.10D-1(b). ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  Yes ☐     No ☒

As of June 30, 2023, the aggregate market value of the registrant’s common stock held by non-affiliates of the registrant was approximately $3,228,362 based on the closing sale price, as quoted on the Pink Open Market, of $0.0999 per share. Such a determination should not be deemed an admission that the registrant’s directors, officers, or 10% beneficial owners are, in fact, affiliates of the registrant.

There were 183,943,622 shares of common stock outstanding as of April 10, 2024.

Documents incorporated by reference: None

TURNONGREEN, INC.

FORM 10-K

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2023

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Annual Report on Form 10-K (the “Annual Report”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements relate to future events or our future financial performance. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “expects,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “approximate,” “might,” “budget,” “forecast,” “shall,” “project,” “predict,” “should” or “will” or the negative of these terms or other comparable terminology. These statements are only predictions; uncertainties and other factors may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels or activity, performance or achievements expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements, or our ability to successfully remediate the material weakness in our internal control over financial reporting disclosed in this Annual Report on Form 10-K in an appropriate and timely matter or at all, and the other factors described under “Item 1A. Risk Factors” and elsewhere in this Annual Report on Form 10-K. Our expectations are as of the date this Annual Report is filed, and we do not intend to update any of the forward-looking statements after the date this Annual Report is filed to confirm these statements to actual results, unless required by law.

RISK FACTOR SUMMARY

Below is a summary of the principal factors that make an investment in our common stock speculative. This summary does not address all of the risks that we face. Additional discussion of the risks summarized in this risk factor summary, and other risks that we face, can be found below under the heading “Risk Factors” and should be carefully considered, together with other information in this Annual Report and our other filings with the Securities and Exchange Commission (the “Commission” or the “SEC”), before making investment decisions regarding our common stock.

•	We have a history of annual net losses which may continue and which may negatively impact our ability to achieve our business objectives.

•	Our business model will continue to evolve as we focus on our EV charging operating segment, which will increase the complexity of our business.

•	Our growth strategy through acquisitions and partnerships involves a significant degree of risk, and some of the companies that we have identified as acquisition targets or strategic partners may not have a developed business or are experiencing inefficiencies and losses.

•	If we fail to anticipate and adequately respond to rapid technological changes in our industry, our business would be materially and adversely affected.

•	Our future results will depend on our ability to maintain and expand our existing sales channels and to put our marketing, business development and sales functions in place.

•	We depend upon a few major customers for most of our revenues, and the loss of any of these customers, or the substantial reduction in the quantity of products that any of them purchase from us, would significantly reduce our revenues.

•	We are heavily dependent on our senior management, and a loss of a member of our senior management team could adversely affect our existing operations and future development.

•	Our technology is generally unpatented and others may seek to copy it.

•	We rely on charging station manufacturers and other partners, and a loss of any such partner or interruption in the partner’s production could have a material adverse effect on our business.

•	We are dependent upon our and our contract manufacturers’ ability to timely procure electronic components.

•	Our future results will depend on our ability to establish, maintain and expand our manufacturers’ representative OEM relationships and our other relationships.

•	We depend on international operations for a substantial portion of our manufacturing components and products. These activities are subject to the uncertainties associated with international business operations, including trade barriers and other restrictions.

•	We face intense industry competition, price erosion and product obsolescence, which could reduce our revenues and prevent us from generating net income, and many of our competitors are larger and have greater financial and other resources than we do.

•	As long as Ault maintains a significant interest in our company, your ability to influence matters requiring shareholder approval will be limited, and our historical financial information as a subsidiary of Ault may not be representative of our results as an independent public company.

•	The price of our common stock may have little or no relationship to the historical bid prices of our common stock on the Pink Open Market (Current Information). There is currently only a limited trading market for our common stock and there can be no assurance as to the extent of the trading market that will develop following the Distribution (as hereinafter defined).

•

Supply chain disruptions, component shortages, manufacturing interruptions or delays, or the failure to accurately forecast customer demand, could adversely affect our ability to meet customer's demand, lead to higher costs, and adversely affect our business and results of operations. For example, supply chain challenges related to the Covid-19 pandemic and global semiconductor chip shortages have impacted companies worldwide and may have adverse effects on our suppliers and customers and, as a result, our business.

PART I

ITEM 1. BUSINESS

Overview

TurnOnGreen, Inc. (formerly known as Imperalis Holding Corp.), a Nevada corporation (“TOG” or the “Company”), through its wholly owned subsidiaries Digital Power Corporation (“Digital Power”) and TOG Technologies Inc. (“TOGT”), is engaged in the design, development, manufacture and sale of highly engineered, feature-rich, high-grade power conversion and power system solutions for mission-critical applications and processes. For more than 50 years, Digital Power has been devoted to the perfection of power solution products that have enabled customer innovation in complex applications covering a wide range of industries. A natural outgrowth of TOGT’s development of these power systems has been its effort to apply the Company’s proprietary core power technologies to optimizing the design and performance of electric vehicle (“EV”) charging solutions. TOGT began commercial sales of its product line of high-speed charging solutions in mid-2021. We believe that our charging solutions represent an entire generation of new chargers due to improvements in terms of size reduction in electronic circuitry and higher output density. We also believe that, by leveraging our experience and expertise in power conversion and generation, we can become a leader in the EV charging solution market.

At Digital Power, we provide a comprehensive range of integrated power system solutions that are designed to meet the diverse and precise needs of our customers with the highest levels of efficiency, flexibility and scalability. We design, develop and manufacture custom power systems to meet performance and/or form-factor requirements that cannot be met with standard power products. These power system solutions are designed to function reliably in harsh environments associated with defense and aerospace applications, while also being utilized for applications ranging from industrial and telecommunications equipment to medical instrumentation. Our power products are highly adaptive and feature digital power management and software configurations that allow them to achieve higher power efficiency to meet the requirements of both our customers and our original equipment manufacturers (“OEMs”). In addition to our custom power system solutions, we also provide a wide range of industry-standard power products. These products include our AC/DC Open Frame product series, which we believe to be among the industry’s leading power switchers in terms of power efficiency. The Open Frame products are deployed in highly compact form factors and modular power series that support configurable multiple DC outputs. Additionally, we offer high-power and high-voltage laser power supplies tailored to meet the unique requirements of medical, dental, and industrial pulsed energy systems. Our expertise also encompasses high-performance and high-power data-center power supplies, semiconductor fabrication equipment power source supplies, desktop power supplies, and a comprehensive range of value-added customized AC/DC and DC/DC ruggedized power supply and system solutions.

Prior to the Acquisition (as defined below) and related transactions described below, TOG was deemed to be a shell company having previously engaged in diverse industries through three subsidiaries whose businesses were discontinued in 2020 and have no continuing operating business or revenues. TurnOnGreen, Inc., a Nevada corporation (“TOGI”), formerly a wholly owned subsidiary of Ault Alliance, Inc., a Delaware corporation (the “Parent” or “Ault”), which became a majority owned subsidiary of TOG upon its merger with and into TOG on September 6, 2022, though, after effecting a name change in December 2023, we refer to the Company as TurnOnGreen, Inc. after the previous subsidiary of the Company with the same name was merged out of existence.

TOG was incorporated in Nevada on April 5, 2005, and is a majority owned subsidiary of Ault and currently operates as a reporting segment of Ault. On December 21, 2023, the Company changed its legal name from “Imperalis Holding Corp.” to “TurnOnGreen, Inc.”  pursuant to a certificate of amendment to its Articles of Incorporation filed with the Nevada Secretary of State on December 21, 2023. The Company also amended and restated its bylaws on January 11, 2024, to reflect the change in its name. The principal executive offices of the Company are located at 1421 McCarthy Blvd., Milpitas, California 95035, its telephone number is (510) 657-2635 and its corporate website is www.turnongreen.com.

Recapitalization and Reorganization

On March 20, 2022, Ault and TOG entered into a Securities Purchase Agreement (the “Agreement”) with TOGI. Pursuant to the Agreement, at the closing, which occurred on September 6, 2022, the Parent delivered to TOG all of the outstanding shares of common stock of TOGI held by the Parent in consideration for the issuance by TOG to the Parent (the “Acquisition”) of an aggregate of 25,000 newly designated shares of Series A Preferred Stock (the “Series A Preferred Stock”), with each such share having a stated value of $1,000. The Series A Preferred Stock has an aggregate liquidation preference of $25 million, is convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at the Parent’s option, is redeemable by the Parent, and entitles the Parent to vote with the Common Stock on an as-converted basis. On September 5, 2022, Ault, TOG and TOGI entered into an amendment to the Agreement (the “Amendment”), pursuant to which TOG agreed to (i) use commercially reasonable efforts to effectuate a distribution by the Parent of 140,000,000 shares of Common Stock beneficially owned by the Parent (the “Distribution”) and, (ii) to issue to Parent warrants to purchase an equivalent number of shares of Common Stock to be issued in the Distribution (the “Warrants”).

1

Immediately following the Acquisition, TOGI became a wholly owned subsidiary of TOG, and subsequent thereto, TOGI was merged with and into TOG, pursuant to which TOGI ceased to exist. The Acquisition was treated as an asset acquisition and the equity of the Company was retroactively restated for the conversion of 1,000 shares for 25,000 shares of preferred stock upon completion of the Acquisition.

Pursuant to Accounting Standards Codification (“ASC”) 250-10 and ASC 805-50, the Acquisition was recognized prospectively for all periods. While TOG was deemed to be the legal acquiror of TOGI, TOGI was considered the acquiror and predecessor for accounting and financial reporting purposes and, therefore, was deemed to be the receiving entity and is presented on a stand-alone basis for all periods. The accompanying financial statements have been updated as a result of the Acquisition.

As a result of the Acquisition, prior period shares and per share amounts appearing in the accompanying consolidated financial statements have not been adjusted until the date of the Acquisition as a part of the net assets acquired.

Our EV Charging Solutions

We formed TOGT to provide electric vehicle (“EV”) drivers of all types with easy access to convenient, reliable and high-speed EV charging solutions. We design, manufacture, own, operate and supply electric vehicle (“EV”) charging equipment and cloud based networked EV charging services in the rapidly growing North America markets for EVs. We offer residential and commercial EV charging equipment and services, enabling EV drivers to recharge at various locations. Our products and services include a diverse line of electric vehicle supply equipment (“EVSE”) and cloud-based electric vehicle charging station management systems (“CSMS”). We offer Level 2 alternating current (“AC”) charging infrastructure for use in single family homes, multi-family unit dwelling, hospitality, healthcare facilities, commercial retail properties, municipalities, schools, workplace and fleet operations. TOGT provides direct current (“DC”) fast charging (“DCFC”) infrastructure for high traffic, high density urban, suburban, exurban locations, corridor or long-trip location, fleet environment and portable microgrid charging infrastructure. Our EV charging solutions are designed to address the expected rapid expansion of infrastructure required to support broad adoption of EVs across North America. TOGT EVSE is eligible for the vast majority of U.S. based Utility based rebate programs, as well as eligible for State and Federal grant funding in the United States. With more than 50 years of expertise in power electronic technology, we provide EV charging solutions to support the demand of the rapidly increasing eMobility sector. Our innovative charging solutions produce a full charge for an EV with a 250-mile range battery in approximately 30 minutes. We provide a wide range of EV charging solutions, including a Level 2 AC charging product line compatible with the SAE J1772 standard, and the DC fast charging product line compatible with the North American combined charging system one (“CCS1”) standard, the Japanese CHArge de MOve (“CHAdeMO”) standard and the SAE J3400 North American charging standard (“NACS”)

Our CSMS network system operates, maintains, and manages our charging stations and handles the associated charging data, back-end operations, and payment processing. The CSMS system provides fleets with the ability to track vehicle state of charger and optimize route planning for maximum battery use. Our system also offers property owners, managers, parking companies, and state and municipal entities, among other types of commercial customers the remote monitoring, operations and management of EV charging stations. Our CSMS network provides EV drivers with vital station information, including station location, availability, and any fees associated with charging.

2

Below are renderings of our EV charging products and related services:

3

4

Our strategy is to be the supplier of choice across numerous markets that require high-quality power system solutions where custom design, superior product, high quality, time to market and competitive prices are critical to business success. We believe that we provide advanced custom product design services to deliver high-grade products that reach a high level of efficiency and density and can meet rigorous environmental requirements. Our customers benefit from a direct relationship with us that supports all their needs for designing and manufacturing power solutions and products. By implementing our proprietary core technology, including process implementation in integrated circuits, we can provide cost reductions to our customers by replacing their existing power sources with our custom design cost-effective products.

5

Our Products and Markets

Power System Products and Technology

Power System Solutions. At Digital Power, we provide a comprehensive range of highly integrated power systems designed to meet the diverse and precise needs of our customers. We offer high-performance power systems to achieve the highest levels of efficiency, flexibility, and scalability for customers that require innovative technologies and customized solutions for critical applications and life-saving services. We design, develop, and manufacture custom power systems to meet performance and/or form factor requirements that cannot be met with standard products. These power system solutions are designed to function reliably in the harsh environments associated with defense and aerospace applications, while also being utilized for applications ranging from industrial equipment to medical instrumentation. We use integrated circuits and digital signal processor technology in our products, including with respect to our customized firmware. Our products are highly adaptive and feature soft configurations that in order to meet the requirements of both our customers and our OEMs.

Our power system solutions include a wide range of power switchers and power conversions products including but not limited to open-frame, Compact PCI, board-mount, rackmount, desktop, capacity charger, modular and custom power series. Our power conversion technology produces the highest industry power conversion efficiency result in the smallest form-factor and high-performance AC/DC power switchers and DC/DC power conversion products. These power switching products incorporate active power factor correction (“PFC”) and universal AC input, making them ideal for a range of global applications. Our products are being used in mission critical applications, lifesaving services in diverse markets including defense & aerospace, medical, telecommunications and industrial where high reliability, high efficiency and advance features are required while operating in harsh environment.

In most cases, when our customers contract with us to develop custom power solutions, these contracts will include two folds; non-recurring engineering (“NRE”) to charge our customers for custom product development and ii, multi-year, high-volume production and product sale contract of such custom developed product. These contracts result with high-margin, low competition and multi-years accurate sales plan while reducing our manufacturing costs. Although our customers pay for NRE, we maintain our intellectual property (“IP”) of the product we designed to allow us to secure the sale of such custom products through the lifetime of our customers customized application. We believe that this business model provides an incentive to our customers to be committed for long lifetime, ongoing and high-volume products’ orders.

Power Technology for High-Grade Power Products. We offer our feature rich based power rectifiers that support flexible configuration and high-grade design implementation. This includes innovative designs and implementation of digital power management improving power efficiently and customization of the product. It includes digital signal processor controls for the PFC and DC to DC conversing. The advanced power technology used in our products includes synchronous rectifiers, two-phase PFC, power management integrated circuits and features such as hot plug capacity and intelligent current sharing. While some of our customers have special requirements that include a full custom design, other customers may require only certain electrical changes to standard power supply products, such as modified output voltages, unique status and control signals and mechanical repackaging tailored to fit the specific application. We offer a wide range of standard and modified standard products that can be easily integrated with any platform across our diversified market segments.

For example, our board mount converters are ideal for a range of consumer electronics, medical applications and industrial control applications. These AC/DC and DC/DC power supplies range from 10 to 9,000 watts, with operating temperatures from -40 to +85 degrees Celsius and include universal AC input and/or wide range of DC inputs that are widely used by our defense and aerospace customers and for uninterruptible power supplies applications.

Value-Added Services. We also offer a range of AC/DC and DC/DC products that provide value to our customers due to the configuration we provide to fit each customer’s specific needs, which often require multiple voltage outputs. These custom products illustrate the benefits and flexibility of our modular approach to offer higher performance, higher power densities, lower costs and faster delivery than many competitive offerings. Our configurable products typically are used in a wide range of distributed power architecture implementations in defense and aerospace electronic systems, industrial and telecommunication applications, as well as medical and healthcare instrumentation and equipment. Such configurable products include our capacitor charger supplies, which support out powers from 50 watts to 9,000 watts, with configurable voltages from 500 volts to 3,000 volts.

Power System Markets

We sell our power systems as integrated solutions to our diverse customers for a wide range of applications in the global markets and sectors we serve, including medical and healthcare, defense and aerospace, and industrial and telecommunications. We also sell our products as stand-alone products to our commercial customers and, most recently, we have started to roll out our EV charger products to consumers. Our current commercial customer base consists of approximately 98 companies, which are served through our direct sales groups and our strategic partner channels. During the years ended December 31, 2023, and 2022, approximately 89.8% and 87.3% of our revenues, respectively, were generated from customers located in North America. During the year ended December 31, 2023, revenues from Europe accounted for approximately 1.0% of our revenues and did not exceed 10% of our revenues in prior periods. The key industries for our products include:

6

Medical and Healthcare. Our power solutions are ideal for healthcare and medical applications that require a high level of reliability and performance due to their quality, output power and high-power density. Our power supplies meet the rigorous medical safety requirements and major industrial safety standards related to such products to major industrial safety standards, including the EN60601-1 safety standard and the 4th Edition EMC compliance requirements, and help medical device and system manufacturers speed compliance testing of their own products. Our qualification testing facilities are also approved by various safety agencies to test and qualify power products to be used in medical devices. We have obtained the medical quality management systems ISO 13485 certification to support rigorous design requirements and high-quality manufacturing of our medical power systems. Our medical power products help OEMs minimize the risk of encountering unexpected development problems outside of their own areas of expertise. The typical applications for our power products in the medical and healthcare industry include portable oxygen concentrators, patient monitoring systems, pulsed lasers drivers for dental and surgical treatment, DNA sequencers, medical beds and ultrasounds. Revenues from the medical and healthcare industry accounted for approximately 23% and 22% of all revenues received from our power supply products for the years ended December 31, 2023, and 2022, respectively.

Defense and Aerospace. We offer a broad range of rugged power solutions for the defense and aerospace market. These solutions feature the ability to withstand harsh environments. For more than 50 years, we have been providing rugged COTS products and custom power solutions designed end-to-end for military and aerospace applications. We offer a wide variety of units designed to comply with the most demanding United States and international MIL-STDs. Our military products meet all relevant military standards in accordance with the Defense Standardization Program Policies and Procedures. This includes specifications related to space, weight, output power, electromagnetic compatibility, power density and multiple output requirements, all of which we meet due to decades of experience held by our engineering teams. Certain of our products that are specifically designed, modified, configured or adapted for military systems are subject to the United States ITAR, which are administered by the U.S. Department of State. We obtain the required export licenses for any exports subject to ITAR. Our defense manufacturing facilities are compliant with the international Quality Management System standard for the AS&D AS9100.

The typical applications for our power products in the defense and aerospace industry include mobile and ground communications, naval power conversion, automated test and simulation equipment for weapon systems, combat and airborne power supplies, radar arrays power source, tactical gyro position and navigation systems and active protection of tactical vehicles. Revenues from the defense and aerospace industry accounted for approximately 41% and 30% of all revenues received from our power supply products for the years ended December 31, 2023, and 2022, respectively.

Industrial and Telecommunications. We build products for custom and standard applications used in industrial and telecommunication markets and set the standard in flexibility, efficiency and reliability. Our compact, high-density and flexible power supplies and power converters allow optimal performance, boost functionality and decrease costs. Due to the breadth of our experience, our products have proven to easily meet stringent design requirements. Our industrial power solutions are designed to stand up to the extreme temperatures, input surges, vibration and shock found through uses such as industrial automation, material handling, industrial lasers, robotics, agriculture, oil, and gas, mining and outdoor applications. Our technology is designed for superior thermal management, reliability, electromagnetic interference (“EMI”) and electromagnetic compatibility (“EMC”) specifications and power density, with rugged performance that is typically unavailable in standard power supplies. The typical applications for our power products in the industrial and telecommunications industry include packaging equipment, laboratory and diagnostic equipment, industrial laser drivers, datacenter computing and turbomachinery control solutions. Revenues from the industrial and telecommunications industry accounted for approximately 36% and 48% of all revenues received from our power supply products for the years ended December 31, 2023, and 2022, respectively.

The EV Charging Industry and Trends

The market for battery electric vehicles (“BEVs”) and hybrid electric vehicles (“HEVs”) has experienced significant growth in the past five years, and we believe that growth will increase dramatically over the next five years. As the economic and environmental costs of fossil fuel burning automobiles increase each year, consumer demand for vehicles with greater fuel efficiency, greater performance and with lower or no environmental emissions has also increased. With a variety of federal, state and municipal incentive programs for both EV drivers and EVSE infrastructure construction, we anticipate a significant increase in the demand for BEVs and HEV charging solutions at home across the hospitality, commercial/retail, workplace, multifamily dwelling, fleet and residential sectors.

According to the Department of Energy “By 2030, the US Will Need 28 million EV Charging Ports to Support 33 million EVs”. The National Renewable Energy Laboratory estimates that by 2030 there will be 33 million EVs on the road and 28 million EV charging ports will be needed to support them. The majority of EV charging will be at home and work, with the public network for opportunity charging and less common long trips. Of the 28 million charging ports, 25.7 million (92%) are expected to be private Level 1 (L1) and Level 2 (L2) chargers at single-family homes. Additionally, there will be an estimated 2.1 million (7.6%) public and private L2 chargers at multifamily homes, workplaces, stores, restaurants, and hotels. Estimates show 182,000 (~1%) DC Fast charging ports would be needed at public charging stations, primarily to support those with no access to consistent off-street parking, as well as for long distance travel.

7

Notes:

•	Level 1 (L1) refers to 120v AC charging from a typical US household outlet.
•	Level 2 (L2) refers to 240v AC charging like that used for a household electric dryer.
•	DC Fast charging in this study refers to charge rates of 150kW or higher.
•	Low power DC charging (e.g., 50 kW) is omitted from the study’s baseline scenario on the basis of assumed driver preferences for DC charging that is as fast as possible and 2030 vehicle technology scenarios where batteries are capable of accepting at least 150 kW of peak power.

(Source: Energy.gov FOTW #1334, March 18, 2024)

U.S. climate goals for economywide net-zero greenhouse gas emissions by 2050 will require rapid decarbonization of the light-duty vehicle1 fleet, and plug-in electric vehicles (PEVs) are poised to become the preferred technology for achieving this end (U.S. Department of Energy2023). The speed of this intended transition to PEVs is evident in actions taken by government and private industry, both in the United States and globally. New PEV sales have reached 7%–10% of the U.S. light-duty market as of early 2023 (Argonne National Laboratory 2023).

Globally, PEV sales accounted for 14% of the light-duty market in 2022, with China and Europe at 29% and 21%, respectively (IEA 2023). A 2021 executive order (Executive Office of the President 2021) targets 50% of U.S. passenger car and light truck sales as zero-emission vehicles (ZEVs) by 2030, and California has established requirements for 100% light-duty ZEV sales by 2035 (California Air Resources Board 2022), with many states adopting or considering similar regulations (Khatib 2022). These goals were set prior to passage of the landmark U.S. Bipartisan Infrastructure Law and Inflation Reduction Act, which provide substantial policy support through tax credits and investment grants (Electrification Coalition 2023). Companies in the automotive industry have committed to this transition, with most companies rapidly expanding offerings (Bartlett and Preston 2023) and many pledging to become ZEV-only manufacturers. Tesla has been a ZEV-only company since its inception in 2003; Audi, Fiat, Volvo, and Mercedes-Benz are targeting ZEV-only sales by 2030; and General Motors and Honda are targeting ZEV-only sales by 2035 and 2040, respectively (Bloomberg New Energy Finance2022). The combination of policy action and industry goal-setting has led analysts to project that by 2030, PEVs could account for 48%–61% of the U.S. light-duty market (Slowik et al. 2023). This transition is unprecedented in the history of the automotive industry and will require support across multiple domains, including adequate supply chains, favorable public policy, broad consumer education, proactive grid integration, and (germane to this report) a national charging network.

EV charging demand is a direct result of the number of EVs operating during a given period, miles traveled by such EVs and the efficiency of such EVs. The current market for fulfilling charging demand is bifurcated between Level 1 and Level 2 charging and high-powered DC fast charging (“DCFC”) devices. The demand for different charging types is a function of the EV mix, owner demographics, locational factors, charger availability, pricing and EV use cases (i.e., private ownership, rideshare, delivery and municipally owned fleets). Lower-powered Level 1 and Level 2 charging are primarily used by EV owners with access to home, workplace and “play” charging, and currently account for the majority of personal EV charging. Level 2 charging is also used by certain fleets that have the ability to charge overnight, have a low daily mileage requirement and return to a centralized location daily. Current DCFC users primarily are drivers who need to charge away from home in central business districts, drivers who do not have access to home or workplace charging and high-mileage fleets that seek to minimize downtime and maximize miles traveled.

8

EV Charging Products

We formed TOGT to provide EV drivers of all types with easy access to convenient, reliable, and high-speed charging. We design manufacture, own, operate and supply a Level 2 alternating current (“AC”) and direct current (“DC”) fast charging (“DCFC") charging equipment. We offer our Level 2 charging equipment for use in single family homes, multi-family unit dwellings, hospitality, healthcare facilities, commercial retail properties, municipalities, schools, workplace, fleet operations. We offer our DCFC charging equipment for use in high traffic, high density urban, suburban, exurban locations, corridors and destination locations and, fleet operations. Our EV charging solutions are designed to address the expected rapid expansion of infrastructure required to support broad adoption of EVs globally. With more than 50 years of expertise in power technology, we provide EV charging solutions to enable the eMobility demands of tomorrow. Our innovative charging solutions produce a full charge for an EV with a 250-mile range battery in approximately 35 minutes. We provide a wide range of EV charging solutions, including a Level 2 AC charging product line compatible with the SAE J1772 standard, and the DCFC product line compatible with the North American Combined Charging System Type one (“CCS1”),, the Japanese CHArge de MOve (“CHAdeMO”) and the SAE J3400 (“NACS”) standards. Our CSMS network system operates, maintains, and manages our charging stations and handles the associated charging data, back-end operations, and payment processing.

The final barrier to widespread BEV and HEV adoption is the lack of EV charging infrastructure. We believe that the demand for EV charging is increasing each day. Utility companies are upgrading their grid infrastructure in preparation for the increased demand. We expect the demand from businesses, municipalities and individuals to outpace supply over the next five years, creating a highly favorable environment for EVSE companies. We therefore intend to generate revenues with TOGT primarily through the sale of networked charging hardware, combined with cloud-based services that provide consumers with the ability to locate, reserve, authenticate and transact EV charging sessions including charging for used energy, which we refer to as our TOG Network or TOG Network Services. TOG Network Services, and an optional extended warranty, are billed as an annual subscription, and access to the network is available through each of our commercial charging ports. We expect that the revenue contribution for recurring TOG Network or extended warranty sales will equal the revenue contribution from one-time EV700, EVP700, EV1100 and EVP1900 charger sales for commercial use after approximately five years based on current projections. TOGT also offers a hardware portfolio powered by software, which cannot be accessed without a TOG Network charger-as-a-service (CaaS) subscription.

With a shared mission to do our part to fight climate change, our team strives to bring to established and emerging markets innovative solutions that provide value for the company and our shareholders. We provide green energy services to homeowners, business partners, and EV drivers, leveraging our highly efficient, flexible, and software-managed technologies to meet their needs for reliable and customized energy saving services. We benefit from newer technologies and by learning from the experience of our competition to offer smarter and better products and services to our markets. During the years ended December 31, 2023, and 2022, approximately 8% and 6% of our revenues, respectively, were generated from the Company’s EV charging products, all of which were sold to customers located in North America.

Level 2 Charging Solutions for Single and Multi-Family Homes

Our Level 2 EV charging solutions for in-home usage feature the EV700, which is an ENERGY STAR certified state-of-the-art, plug and play SMART home charger that allows the addition of up to 200 miles of range in less than 8 hours of charging. Compatible with most EVs on the road today, including Tesla, the EV700 is an affordable upgrade to a standard Level 1 charger. The slim, modern design of the EV700 is ideal for installation in most garages and outdoor charging locations and comes equipped with standard NEMA 6-50, or optional NEMA 14-50, inlet plugs and works with a standard 200-240V appliance outlet, making it ideal for residential use. Our chargers are tested and certified by Occupational Safety and Health Administration nationally recognized testing laboratories TÜV Rheinland and according to the North Americans ANSI/UL standards.

•	Compatibility with all EVs. The SAE J1772 charging connector that comes with the EV700 ensures compatibility with virtually all EVs, including Tesla models with the SAE J1772 adapters that are typically included with a Tesla purchase.

•	Savings with Every Charge. The EV700 can add more than 200 miles of range overnight at an optimal cost.

•	Restrict Access in Public Areas. The EV700 can be passcode protected, so only the unit owner or authorized user can initiate a charging session by entering the code on the LCD touch screen or by using the EV700 APP. This feature was added to address the needs of multi-family unit dwellers, hotels and home rental companies.

•	SMART RFID Programmable. The EV700 can be activated using the RFID cards that are included with the unit. Additional RFID cards can be programmed by the unit owner to initiate a charge.

•	All-Weather Design. The rugged metal, all-weather NEMA-3R enclosure of the EV700 makes it the ideal smart charger for year-round, indoor and outdoor use.

9

Level 2 EV Charging Solutions for Businesses

We offer the EVP700, EVP1100 and EVP1900 series of Level 2 EV SMART charging stations for deployment on public, commercial and private properties such as the workplace, multifamily units, hospitality, retail and municipalities. Our Level 2 commercial EV charging solutions support multiple users at the same time and offer operators the flexibility to set rates, send push notifications to drivers, and manage power settings utilizing a dynamic load management feature. These networked charging units, which are eligible for city, state, federal and utility rebate programs, are built to last and provide businesses with an edge in attracting EV drivers. Our chargers are tested and certified by Occupational Safety and Health Administration nationally recognized testing laboratories Underwriters Laboratories (“UL”) according to the North Americans ANSI/UL standards. Level 2 charging stations typically provide a full charge in two (2) to eight (8) hours. Level 2 chargers are ideally suited for low-cost installations and frequently used parking locations

•	Charging Speed. Our Level 2 chargers provide charging speeds up to twelve (12) times faster than Level 1 chargers.

•	Safety and Quality. These chargers are both durable and compact for usage in indoor and outdoor installations.

•	Compatibility. We provide a built-in SAE J1772 connector for compatibility with virtually all EVs (Tesla via NACS adaptor)

•	Open Charge Point Protocol. We enable our customers to collect payments and manage charging activities via the open charge point protocol.

•	Flexibility. Our Level 2 chargers are available in pedestal, wall-mount, and pole-mount configurations. Along with our single and dual chargers’ pedestals, we offer an optional single and dual cable management system.

•	Power Management (Load Balancing). Dynamically load and power management of a Level 2 charging group on a limited electrical service. Power management is a function of both infrastructure and network services.

DC Fast Charging Solutions for Commercial Use

Our DC Fast Chargers are state-of-the-art EV charging units built for speed. The addition of up to 250 miles of range in a minimal charging time of minutes is ensured with unique air-cooling technology and dynamic power management options. Eligible for city, state and federal rebate programs and compatible with most EVs on the road today, our DCFC typically provide an 80% charge in less than 30 minutes. Our DCFC were developed for commercial properties that include car rental locations, auto dealerships, hotels, grocery and convenience stores, gas stations and other retail establishments. The DCFC support multiple users at the same time and offer operators the flexibility to set rates, manage power settings, and generate revenue through charging and advertisements. We offer a complete line of DCFC equipment that ranges from 30kW to 360kW of power supports the CCS1, CHAdeMO and NACS (currently with a NACS adaptor) charging connectors. Installation of DCFC stations and grid requirements are typically greater than Level 2 charging stations and are ideally suited for fleet, transportation hubs and locations between travel destinations.

Additional key features with respect to the DCFC include:

•	All-Weather Design. The rugged metal all-weather enclosure makes the DCFC ideal for year-round use.

•	Charging Speeds. The DCFC are capable of charging an EV to 80% in less than 35 minutes on average, which is up to 25x faster than a 7kW Level 2 charger.

•	Dual Charging Ports. The DCFC allow up to 360kW of charging power with two EVs to be charged simultaneously with up to 180kW per charging port and up to 4 simultaneously charging ports per 360kW DCFC system.

•	Dynamic Power Sharing. Up to four DCFC ports can share a single 360kW power source with a dynamic load sharing: 0%, 25%, 50%, 75%, 100% of 360kW.

•	Open Charge Point Protocol. Our customers can view earnings and manage machines using the TurnOnGreen Dashboard that is accessible upon purchase.

•	Compatibility. We offer both CHAdeMO and CSS1 charging connectors in any configuration combination to ensure compatibility with virtually all EVs, including Tesla models through use of an appropriate NACS adaptor.

10

EV Charging Revenue Model

We sell non-networked and networked charging hardware, connected through cloud-based software services and supported by extended parts and service warranty solutions. We sell these solutions to commercial, fleet and residential customers to enable electrification, and we have developed a strong network, hardware and distribution partners to support its growth. We focus on R&D and strong partnership to offer our diverse portfolio of networked Level 2 AC and DCFC hardware, and software solutions for drivers, hosts and fleet operators, while simultaneously scaling cost effective active networked ports. We believe our go-to-market strategy of ensuring site owners or CPOs have full control over branding, access, pricing, and policies, enables them to provide their employees and customers a better charging experience.

EV Hardware Unit Sales. We recognize revenues through the sale of our charging solutions in the form of hardware sales, extended warranty purchases and recurring network subscriptions. We intend to employ various business models with customers for our EV charging unit sales based on which party bears the costs of installation, equipment and maintenance, and the relative percentages of the continuing, long-term revenue-sharing arrangement.

OEM Charging and Related Services. Through discussions with OEM partners, we are pioneering innovative revenue models to meet a wide variety of OEM objectives related to the availability of charging infrastructure and provisioning charging services for EV drivers. We are working with OEMs and their distribution networks to provide charging residential hardware and home installation services to drivers who have purchased or leased EVs who can also access our public network of chargers. This approach is designed to expand our residential and commercial charging infrastructure and to provide related services. We view our OEM relationships as a core customer-acquisition channel.

Retail Charging. We intend to sell electricity directly to EV drivers who access our publicly available networked chargers. We offer various pricing plans for customers. Drivers have the choice of charging either as members (with monthly fees and reduced per-minute pricing) through a subscription service, or as non-members. Drivers locate chargers through our mobile application, their vehicle’s in-dash navigation system, or third-party databases that license charger location information from us. We aim to install our chargers in parking spaces owned or leased by commercial or public entity site hosts that desire to provide our charging services at their locations. Commercial suite hosts include hotels, museums, wineries, retail centers, offices, medical complexes, airports and convenience stores. We believe that our offerings are well aligned with the goals of site hosts, as many commercial businesses increasingly view our charging capabilities as essential to attracting tenants, employees, customers and visitors, and to achieving sustainability goals. Site hosts will generally be able to obtain these benefits at no cost when partnering with us, as we are responsible for the installation and operation of chargers located on site host properties. In many cases, site hosts will earn additional revenue from license payments made by us in exchange for use of the sites.

Commercial Charging. High volume fleet customers, such as delivery services, auto dealerships, and rental car locations can install our charging infrastructure at selected locations as well as use our public network for opportunity charging when in transit. Pricing for charging services is to be negotiated directly between us and the fleet owner based on business needs and usage patterns of the fleet, and we will typically contract with and bill the fleet owner directly rather than the individual fleet drivers who utilize our chargers. Access to our public network enables fleet and rideshare operators to support mass adoption of transportation electrification and achieve sustainability goals while avoiding direct capital investments in charging infrastructure or the incurrence of operating costs associated with charging equipment.

Subscription Plans. We offer network subscription plans that provide end-users with access to a variety of network features, including an interactive online dashboard, remote charger management, vehicle state of charge monitoring, demand response integration, route optimization planning, low carbon fuel standard reporting, end-user fee setting, energy consumption and revenue collection metrics, 24/7 monitoring, 4G cellular network or WIFI connectivity, power management and over-the-air firmware updates. Our subscription plans vary in length and cost based on the location and the type of EV chargers being installed at the particular location. The length of our subscriptions range from one year to ten years. Our end-users are billed on an annual basis, and the cost of our subscriptions range from $200 to $420 per year per charging port.

TOG Management App and Dashboard

Our TOG Software Platform as a Service (“PaaS”) is a comprehensive eMobility charging station management system used for managing our charging supply equipment and network charging services. We enable EV drivers to easily manage their charging services, locate and access EV charging stations and pay for EV charging. We also provide custom mobile apps and a desktop dashboard, creating custom experiences for our users and partners. Our innovative application programming interface platform unlocks access to scalable EV charging features, such as the ability to push relevant coupons to drivers when they plug in, the ability to tie charging to loyalty programs, and the ability to submit proof-of-use information for rebates from state and utility programs. Additional key features related to our management system include:

•	Energy Cost Optimization. Our customers can manage the duration of the charge in order to control energy costs, avoid demand surcharges and take advantage of the lowest energy charges.

11

•	Simplification of Operations. Our management system simplifies the deployment, management and optimization of charging for fleet operations.

•	Usage Tracking. Through our management system, customers can consolidate transaction history, including mobile app sessions, Text & Go sessions, RFID sessions, near field communication (NFC) sessions and a cloud-based payment gateway sessions.

•	Dynamic load balancing. Hardware-agnostic electric vehicle energy management system (“EVEMS”) based on group of chargers, and vehicle priority. The EVEMS allows installation of group of chargers on a limited electrical service feature automatic current adjustment based on the number of vehicles plugged into a group of chargers.

•	EV chargers Deployment. Control all deployed networked EV chargers from central hub enabling integrate essential EV charging data into our ERP system, managing revenue, users and energy outputs.

•	24/7 Customer Support. Human customer service agent is available 24/7 through the in-app messaging or toll-free number that is provided.

•	Remote Updates. The management system enables remote updates to hardware, firmware and features over the internet.

Our Growth Strategies

We sell our power products and charging solutions in the form of hardware, recurring network subscriptions, extended warranty purchases and related services. We will continue to optimize our operating model, combining high quality power and charging hardware and related services with appealing business models for our customers. We believe that this approach creates significant customer network effects and provides the potential for recurring revenue. Key elements of our growth strategies include:

•	Continue to Innovate and Enhance Our EV Products. While maintaining our core business of power system solutions for our existing markets, we intend to support the growth of the company by continuing to release advanced, new power technologies with respect to our eMobility network and EV charging infrastructures. Specifically, we intend to take advantage of a significant increase in eMobility market opportunities that we expect to see over the next five to ten years for our non-networked and networked Level 2 chargers and our high-power DC fast charging solutions. We intend to invest in EV charging station components for use in connection with installations of charging solutions at customer sites. We will expand our eMobility charging services through our TurnOnGreen Served (“TOGS”) PaaS for commercial and fleet customers and continue to design and develop innovative products and services leveraging our knowledge of power electronics technology and advanced charging network management.

•	Develop Our Strategic Partnership Network. In order to achieve our goals – particularly with respect to the rapid deployment of our EV charging products – we will evaluate and enter into strategic partnerships that facilitate our ability to bring best-in-class solutions to a wider network of EV drivers than we would be able to reach on our own. Since the launch of TOGI, we have entered into several strategic agreements with;(i) Tesco Solutions LLC an Indiana based construction firm, (ii) E.&J. Gallo Winery, a California based company with over 7,000 employees , (iii) Best Western International, Inc. (“BWI”), a global network of hotels and resorts, headquartered in Phoenix, AZ, which includes more than 2,000 hotels in North America, (iv) CED National Accounts, headquartered in Irvine, CA, which provides turnkey solutions for EV chargers field deployment including site design, permitting, construction and installation, (v) Sunrise Hills Commercial, an association owns the facility used by the Tuolumne County Transportation Council of which support deployment of EV charger throughout the Tuolumne County and the Seaira corridor, (vi) the City of Boulder City in Nevada, (vii) Bilmar LLC, a Texas based Engineering, Planning and Consulting firm and (viii) Endliss Power a California based solar power installation and distribution company.

•	Expand within Existing Customers. We are focused on maintaining our customer retention model, which encourages existing customers to increase their utilization of our products and to renew their subscriptions due to the expansion of our network. We expect additional growth to result from the breadth of ecosystem integrations that are enabled through our TurnOnGreen Network. This eMobility network would integrate platforms such as in-vehicle infotainment systems, consumer mobile applications, payment systems, mapping tools, home automation assistants, fleet fuel cards and residential utility programs.

•	Make Opportunistic Investments in Marketing. We intend to continue to aggressively market and sell our core power products through our existing domestic and international markets, with an emphasis on the North American market. We also intend to generate revenues by our eMobility charging services through various partnership and business models to reach new customers, in each case coordinated through our dedicated sales groups.

•	Pursue Strategic Business Acquisitions for Growth. Through selective acquisitions of, or investments in, complementary businesses, products, services and technologies in the power system solutions and EV charging industries, we aim to broaden our existing product and technology base, build on our long-standing industry relationships and enhance our ability to penetrate new markets. We believe that our management is experienced at evaluating prospective operations in order to increase efficiencies and capitalize on market and technological synergies. We currently have no commitments or agreements with respect to any such acquisitions or investments.

12

•	Cooperative Partnerships with Site Hosts. Partnering with commercial property owners to expand public charging infrastructure is a key driver of revenue for the company. Working with select hotels, golf courses, museums, hospitals, universities, and other high volume long dwell time EV destinations through revenue sharing agreements, we offer to fund and build the EV charging infrastructure while operating the EV chargers and retaining the majority of the revenue generated through energy use sales for a contracted period of time. Under the cooperative model, the company can recoup infrastructure costs through grant and rebate programs, energy sales, and or the sale of carbon credits generated through the use of accredited machines.

Sales and Markets

We sell and market our products through a variety of sales channels. Our direct sales groups are dedicated to developing commercial and fleet sales in well-defined customer segments in specific geographic regions. Our channel partners, which include independent manufacturer representatives and distributors, focus on e-commerce and business-to-business sales.  Our sales and marketing efforts target specific verticals and territories that we believe will have the highest demand for EVSE over the forthcoming five to ten year period. Our segment-based sales strategy focuses on regional priorities where demand is highest, strategic partnerships in commercial real estate development and business development projects that provide ongoing revenue to EV owners.

We have an internal marketing team that has built a digital and social media marketing program to increase brand awareness, product promotion and product sales. We have a variety of digital assets that can be easily shared across multiple platforms to help us scale sales quickly. We plan to market directly to consumers through our software applications, e-commerce platforms and digital advertising campaigns. We will also work across channels to help our distribution partners market our products and services by utilizing their ecommerce and social platforms.

Revenues of approximately $3.9 million and $5.2 million or 92% and 94%, of total revenues were attributable to power electronics products under various OEM agreements for the years ended December 31, 2023, and 2022, respectively. Two customers accounted for more than 10% of our total revenues for the year ended 2023 and one customer accounted for more than 10% for the year ended 2022.

Manufacturing and Supplies

Consistent with our strategy of focusing on custom designed, high-grade, flexible and configurable products to support our diverse applications in the markets we serve, we aim to maintain a high degree of flexibility in our manufacturing through the use of strategically focused contract manufacturer partners. These partnerships give us access to new markets and benefit our production processes, which are designed for high-mix and fast-line-charge and take advantage of technologies such as electronically controlled operating instructions, automated pick and place, automatic optical inspection and automatic testing. To achieve our high-quality and low-cost manufacturing goals with labor-intensive products, we have entered into strategic manufacturing agreements with certain contract manufacturers in the United States and Asia.

We strive to bring low cost and fast delivery production to our customers in a way that limits the impact on the natural environment. Our Asia manufacturing capabilities have provided the opportunity to not only sell but also manufacture high quality, energy efficient power systems for our global customers, with recognized standards, that we control and audit. We demonstrate through our manufacturing partners our attitude to the environment by holding our partners accountable for certain environmental-friendly standards for their manufacturing facilities. We are also continually improving our internal processes and monitoring the processes of our contract manufacturers to ensure the highest quality and consistent manufacturing of our power product solutions so that our customers can use our products right out of the box. Customer specific testing services are offered with custom designed test standards to simulate operation within our customer applications.

We believe that we are in compliance with international safety standards, which is critical for every application. By obtaining the ISO 9001 quality management system, we seek to offer total quality at every stage, from in-house design to manufacturing facilities around the world. Our contract manufacturing partners are also in compliance with such international safety standards and maintain the same ISO 9001 quality management system, as well as the ISO 14001 environmental management system, the ISO 13485 medical management system and the AS&D AS9100 quality management system. Such standards are the cornerstones of our integrated management system to drive continuous improvement of our product quality.

Product Design and Development

Our product design and development efforts are primarily directed toward developing new products in conjunction with our strategy of continuing to introduce advanced product solutions for the markets we serve and to expand our business into emerging markets based on our disruptive power technology.

13

Our engineering groups are strategically located around the world to facilitate communication with, and access to, our worldwide customer base and manufacturing facilities. This collaborative approach facilitates partnerships with customers for technical development efforts and enables us to develop technological products that support complex and evolving markets such as eMobility, cloud computing, military and aerospace. On occasion, we execute non-disclosure agreements with customers to help develop proprietary, next generation products designed for rapid deployment. We also sponsor memberships in technical organizations that allow our engineers to participate in developing standards for emerging technologies. We believe that this participation is critical in establishing credibility and a reputable level of expertise in the marketplace, as well as to position us among industry leaders in new product development.

Our internal product design and development programs have also been augmented by third party development programs with engineering partners to achieve the best technological and product design results for specific customer product applications. In June 2021, we entered into a partnership agreement with ChargeLab, Inc. to design, build and publish cross-platform mobile experiences for residential and commercial end-users of our EV chargers. Under this agreement, ChargeLab will support us in the pre-production stage of our EV charging products by performing testing sessions to ensure and validate solid firmware compliance with the Open Charge Point Protocol.

When required, we modify standard products to meet specific customer requirements. Such modifications include, but are not limited to, redesigning commercial products to meet MIL-STD requirements for military applications based on COTS products and to meet other customized product requirements. We continually seek to improve our product power density, adaptability and efficiency, while attempting to anticipate changing market demands for increased functionality, such as PFC controlled digital signal processors, customized firmware and improved EMI filtering. We also continue to attempt to differentiate all of our products from commodity-type products by enhancing, modifying and customizing our existing product portfolio through our engineering integrating laboratory located in California.

The development of our new custom and emerging product solutions is driven by our ability to provide our customers with advanced technologies that meet their product needs within a short turnaround time at a competitive price point. We believe that we are successfully executing our strategic account focus, as evidenced by the award of second and third generation product development contracts from some of our customers. In addition, our standard contract for custom power solutions includes a multi-year high-volume production forecast that could allow us to secure long-term production guarantees while providing an environment that promotes the development of our IP portfolio.

Product design and development expenditures were approximately $0.4 million and $0.7 million for the years ended December 31, 2023, and 2022, respectively. The significant increase in product design and development in the most recent period was due to costs incurred related to the development of our EV charging products.

Key Design Consideration for Safety Compliance

TOG’s EVSE product line (product) complies with several safety requirements and regulations to ensure electric safety and prevent hazardous accidents, in which safety requirements for the EV supply equipment and the EV battery. To facilitate the safety requirements in our EVSE product line, key requirements of electrical safety are presented. These crucial design rules implemented in our products including functional requirements, constructional requirements, personal protection against electric shock, insulation coordination, electromagnetic compatibility and charging control were implemented to fulfil the electrical safety completely.

To meet national and international safety standards requirements, we use step design methodology including product design review, product testing, approval, certificate, and listing. To obtain the safety certification for our EVSE product, we designed the product to be compliant with the safety requirements and standards for North America. The major standards reflected in our EVSE product are listed below:

•	UL 2202 – Electric Vehicle Charging System Equipment (AC to DC)

•	UL 2594 – Electric Vehicle Supply Equipment (AC to AC)

•	UL 9741 – Bidirectional Electric Vehicle (EV) Charging System Equipment

•	UL 2231-1 – Personnel Protection Systems for Electric Vehicle Supply Circuits – General Requirements

•	UL 2231-2 – Personnel Protection Systems for Electric Vehicle Supply Circuits – Protective Devices for Use in Charging Systems

•	UL 2251 – Electric Vehicle Plugs, Receptacles and Couplers

•	Electromagnetic compatibility (EMC) – Requirements FCC part 15 subpart B

•	National Electrical Code (NEC) Article 625 – Vehicle Charging System

14

Electric shock hazard, fire hazard and injury hazard are three major concerns for all EV charging systems address by the various standards. TOG corresponding design of our EVSE product considering these standard requirements to prevent above-mentioned hazards. To assure we design and manufacture safe charging equipment, we compliance with the major standards and we have implemented crucial design rules to meet these requirements for the different element of our EVSE product include construction of exterior and interior, personal protection against electric shock, insulation coordination, electromagnetic compatibility, charging control, and the like.

Competitive Strengths and Competition

We offer highly engineered, feature-rich, high-grade power conversion and power system solutions on a global scale. We believe that we differentiate ourselves from our competition and have been able to grow our business as a result of the following key competitive strengths:

•	Custom-Made Products. We have designed our base model power system platform so that it can be quickly and economically adapted to the specific power needs of any hosting platform or OEM, which minimizes the time between customer consultation and delivery of the products.

•	Specialized Technical Expertise. We benefit from more than 50 years of expertise in power technologies and energy management. This has given us a wealth of experience in designing and manufacturing AC/DC power conversion solutions and positions us to benefit from the ongoing transformation towards eMobility with smarter and greener EV charging infrastructure solutions.

•	Diverse Product and Customer Base and Revenue Streams. We have a diverse power supply product and customer base. With our growing EV charging solution segment, we will receive additional revenue streams through a range of different sources such as energy sales, hardware sales, network management services, advertising sales and energy services. We will also offer customers a variety of business model options, particularly with respect to our EV charging solution installation and maintenance services.

•	Minimal Non-Recurring Engineering Expenses. Our ability to seamlessly modify our base model power system platform to produce bespoke products for our customer needs results in minimal NRE expenses, meaning that we generally avoid charging our OEM customers for such NRE expenses.

•	Emphasis on Product Design Development Efforts. We have strategically deployed engineering groups around the world to facilitate communication with and access to our global customer base and manufacturing facilities. This enables us to develop cutting-edge products to support highly complex and evolving markets such as eMobility, cloud computing, military and aerospace.

We compete in two operating segments, power solutions and EV charging solutions.

Power Electronic Segment. Our competition in the power solutions industry includes many companies located throughout the world. Many of our competitors, including Bel Fuse, Artesyn Embedded Technologies, TDK-Lambda, Delta Electronics, Murata and Mean-Well Power Supplies, have greater fiscal and marketing resources and a more expansive geographic presence than we do. We also face competition from current and prospective customers who may decide to internally design, and manufacture power supplies needed for their products. Further, certain larger OEMs tend to contract only with larger power supply manufacturers. We believe that our power system solutions and advanced technology are superior to our competitors’ power supplies based in part on our use of the latest power technology processing and controls, which make our power supplies highly customized and efficient. In addition, we believe the power-to-volume ratio makes our power solutions more compact compared to what is offered by our competitors and is suitable for custom infrastructures to meet our customers’ requirements.

Notably, the flexibility of our power system products provides us with another advantage by employing an adjustable power range and a selectable number of output product design platforms. We believe that we are in a competitive position with our targeted customers that need a high-quality, compact product that can be readily modified to meet specific requirements. We have also designed the base model power system platform so that it can be quickly and economically modified and adapted to the specific power needs of any hosting platform or OEM. This emphasis on flexibility has allowed us to provide samples of modified power systems to OEM customers only a few days after initial consultation. This is an important capability given the emphasis placed by OEMs on “time to market.” It also results in very low NRE expenses, which allow us generally not to charge our OEM customers for NRE expenses related to tailoring a power system to a customer’s specific requirements. We believe that this approach gives us an additional advantage over our competitors, many of which charge their customers for NRE expenses.

15

Electrical Vehicle Supply Equipment and Network Segment. Our EVSE business segment competes directly with several companies in the North American market. We expect to face competition across multiple verticals in the future as demand for EVSE increases. The EV charging market has grown significantly over the past five years and can be divided into the three following macro segments:

•	Public open network Level 2 and DCFC charging;

•	Commercial fleet closed network charging; and

•	Residential single and multi-family home charging.

Growth in the North American market has primarily been driven by a subset of companies including Tesla, ChargePoint, Blink Charging, EVGO, Electrify America, and Sema Connect. These companies primarily focus on the growth of public open network charging solutions but are increasingly diversifying into commercial and residential closed network sales. The EVSE competitive market is fragmented, and not necessarily aligned with the EV needs of tomorrow. As EVSE charging standards are established and the market is consolidated, we expect that the competitive landscape will favor our approach to market segmentation, strategic partnerships and product development. EV driver charging behavior indicates that residential and commercial closed network charging are the areas with the most potential for growth, as an estimated of 85% of EV drivers charge at home or at work.

The competitive landscape for closed network residential EVSE sales can be found in the ecommerce segment, where there are several product and class competitors that vary in size and market reach. This segment is primarily driven by purchasing decisions that are dictated by price, consumer reviews and product features. Competitors will likely consolidate in the future to establish larger open charging networks, cooperative relationships with OEM’s, and other EVSE product-based companies. As new alliances emerge in the market, EVSE manufactures that have greater market share, access to more dynamic and user-friendly software and hardware will put us at a competitive disadvantage. If we are slow to adapt to changing market conditions and EV innovations our growth will be limited or curtailed, which would negatively affect our ability to scale business and operations.

Intellectual Property and Proprietary Technology

We rely on a combination of trade secrets, industry expertise, confidential procedures and contractual provisions to protect our intellectual property. Given the continuous updates and revisions that we are making to our products, we believe that the cost of obtaining patents would outweigh the benefits of doing so. However, we may seek to obtain patents in the future as we continue to develop unique core technologies.

We do not patent technology developed by us and we cannot be sure that others will not independently develop the same or similar technology or otherwise obtain access to our technology. To protect our rights in these areas, we require all employees, consultants and others who work for or with us to enter into confidentiality agreements. We cannot be sure, however, that these agreements will provide meaningful protection for our trade secrets, know-how or other information in the event of any unauthorized use, misappropriation or disclosure.

We have a registered our trademarks with the United States Patent and Trademark Office for our brand name "TURNONGREEN" and for our brand name "DP Digital Power Flexible Power" which we also registered this brand name with the International Register of Marks maintained under the Madrid Agreement.

Currently we are not planning to apply for a protected patent for some of the products we have developed for EV charging supply equipment. However, we will maintain the IP of the proprietary products and solutions we developed for the power electronic and eMobility market and some other adjacent markets. We periodically monitor for infringements on our intellectual property and have never encountered such an infringement. We do not believe that our lack of patents is material to our ongoing business.

Environmental Matters and Other Government Regulations

Our businesses are heavily regulated in most of our markets. We handle power electronics products mainly in the form of power conversion. We must take into account several standards for electronic safety to protect the health of humans and animals. We serve diverse markets including automotive, medical and healthcare, defense and aerospace, and industrial and telecommunications, each of which has its own set of their safety regulations and standards with which we must comply. Complying with these laws has not been a material cost to us and has not had a material effect upon our capital expenditures, earnings or competitive position.

Environmental Matters. We are subject to various federal, state local and non-U.S. laws and regulations relating to environmental protection, including the discharge, treatment, storage, disposal and remediation of hazardous substances and wastes. We continually assess our compliance status and management of environmental matters to ensure that our operations are in compliance with all applicable environmental laws and regulations. Investigation, remediation and operation and maintenance costs associated with environmental compliance and management of sites are a normal, recurring part of our operations. Because we typically use third party manufacturing sources for our products, compliance with these laws has not been a material cost to us and has not had a material effect upon our capital expenditures, earnings or competitive position.

16

Government Contracts. The U.S. government and foreign governments may terminate any of our government contracts at their convenience, as well as for default based on our failure to meet specified performance requirements. If any of our U.S. government contracts were to be terminated for convenience, we would generally be entitled to receive payment for work completed and allowable termination or cancellation costs. If any of our government contracts were to be terminated for breach or default on our part, generally the U.S. government would pay only for the work that has been accepted and could require us to pay the difference between the original contract price and the cost to re-procure the contract items, net of the work accepted from the original contract. The U.S. government can also hold us liable for damages resulting from the default.

Medical Device Power Supplies. Our medical power supplies must incorporate one or more means of protection (“MOP”) to avoid electrocution. A MOP can be safety insulation, a protective earth, a defined creepage distance, an air gap (clearance) or other protective impedance. These can be used in various combinations – having two MOPs means if one fails, there is another in place. We must comply with a standard that treats operators and patients, resulting in the classifications “means of operator protection” and “means of patient protection.” The latter requirements are more stringent because the patient may be physically connected via an AP and unconscious when the fault occurs.

Non-U.S. Sales. Our non-U.S. sales are subject to both U.S. and non-U.S. governmental regulations and procurement policies and practices, including regulations relating to import-export control, tariffs, investment, exchange controls, anti-corruption and repatriation of earnings. Non-U.S. sales are also subject to varying currency, political and economic risks.

Human Resources

As of February 20, 2024, we have approximately eighteen full-time employees and one part-time employee, of whom two were in engineering, three in production, eight in customer support, sales and marketing and six in general and administrative. Our employees are not covered by any collective bargaining agreements. We consider relations with our employees to be good.

We believe that we have been successful in attracting experienced and capable personnel. All of our employees have entered into agreements with our company or Ault requiring them not to disclose our proprietary information, assigning to us all rights to inventions made during their employment and prohibiting them from competing with us.

Backlog

As of December 31, 2023, and December 31, 2022, our backlog was approximately $4.2 million and $4.4 million, respectively, compared with $4.0 million as of December 31, 2021. Due to the nature of our manufacturing process and customer base, we purchase and ship products to our customers without experiencing a significant backlog and recognize revenue at a point in time when control of goods are transferred.

17

ITEM 1A. RISK FACTORS

An investment in our common stock involves significant risks. You should carefully consider the following risks and all other information set forth in this Annual Report before deciding to invest in our common stock. If any of the events or developments described below occurs, our business, financial condition and results of operations may suffer. In that case, the value of our common stock may decline, and you could lose all or part of your investment.

You should consider each of the following risk factors and any other information set forth in this Annual Report and the other reports filed by the Company with the SEC, including the Company’s financial statements and related notes, in evaluating the Company’s business and prospects. The risks and uncertainties described below are not the only ones that impact on the Company’s operations and business. Additional risks and uncertainties not presently known to the Company, or that the Company currently considers immaterial, may also impair its business or operations. If any of the following risks actually occurs, the Company’s business and financial condition, results or prospects could be harmed. Please also read carefully the section entitled “Special Note Regarding Forward-Looking Statements” at the beginning of this Annual Report.

Risks Related to the Company and Financial Condition

We have a history of annual net losses which may continue and which may negatively impact our ability to achieve our business objectives.

As of December 31, 2023, we had cash of $0.0 million and negative working capital of $5.5 million. We have incurred recurring losses, anticipate continuing losses, and reported losses available to common shareholders for the years ended December 31, 2023 and December 31, 2022 of $6.9 million and $4.9 million, respectively. In the past, we have financed our operations principally through investment by Ault, our current parent company. There can be no assurance that, even if our revenues increase, future operations will result in net income. Our failure to increase our revenues or improve our gross margins will harm our business. We may not be able to sustain or increase profitability on a quarterly or annual basis in the future. If our revenues grow more slowly than we anticipate, our gross margins fail to improve or our operating expenses exceed our expectations, our operating results will suffer. The prices we charge for our products may decrease, which would reduce our revenues and gross margins and harm our business. If we are unable to sell our products at acceptable prices relative to our costs, or if we fail to develop and introduce on a timely basis new products from which we can derive additional revenues, our financial results will suffer. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern for the 12 months following the issuance of these financial statements.

Our business model will continue to evolve as we focus on our EV charging operating segment, which will increase the complexity of our business.

Our business model has evolved in the past and will continue to do so as we focus on our EV charging operating segment. In prior years we have added additional types of services and product offerings and in some cases, we have modified or discontinued those services and product offerings. We intend to continue to try to offer additional types of products or services, including with respect to our EV charging products and services, and we do not know whether any of them will be successful. From time to time we have also modified aspects of our business model relating to our product mix. We do not know whether these or any other modifications will be successful. The additions and modifications to our business have increased the complexity of our business and placed significant strain on our management, personnel, operations, systems, technical performance, financial resources, and internal financial control and reporting functions. Future additions to or modifications of our business are likely to have similar effects. Further, any new business or website we launch that is not favorably received by the market could damage our reputation or our brand. The occurrence of any of the foregoing could have a material adverse effect on our business.

We will need, but may be unable to obtain, funding on satisfactory terms, or at all; any financing we do obtain could dilute our shareholders and investors, or impose burdensome financial restrictions on our business.

We have relied upon cash from financing activities and in the future, we hope to rely on revenues generated from operations to fund all of the cash requirements of our activities. However, it is extremely unlikely that we will be able to generate any significant cash from our operating activities in the foreseeable future. Future financings may not be available on a timely basis, in sufficient amounts or on terms acceptable to us, if at all. Any debt financing or other financing of securities senior to our common stock will likely include financial and other covenants that will restrict our flexibility. Any failure to comply with these covenants may cause an event of default and acceleration of the obligation to pay the debt, which would have a material adverse effect on our business, prospects, financial condition and results of operations and we could lose our existing sources of funding and impair our ability to secure new sources of funding. You should not assume that Ault will support us financially in the future. There can be no assurance that we will be able to generate any further investor interest in our securities or other types of funding, in which case you would likely lose the entirety of the value of our shares that will be distributed to you.

Our acquisition growth strategy is subject to a significant degree of risk.

Our growth strategy through acquisitions involves a significant degree of risk. Some of the companies that we have identified as acquisition targets may not have a developed business or are experiencing inefficiencies and incur losses. Therefore, we may lose our investment assuming we are able to make one, in the event that these companies’ businesses do not develop as planned or that they are unable to achieve the anticipated cost efficiencies or reduction of losses.

18

Further, in order to implement our growth plan, we have hired additional staff and consultants to review potential investments and implement our plan. As a result, we have substantially increased our infrastructure and costs. If we fail to quickly find new companies that provide revenue to offset our costs, we will continue to experience losses. No assurance can be given that our product development and investments will produce sufficient revenues to offset these increases in expenditures.

If we make any acquisitions, they may disrupt or have a negative impact on our business.

Whenever we make acquisitions, we could have difficulty integrating the acquired companies’ personnel and operations with our own. In addition, the key personnel of the acquired business may not be willing to work for us. We cannot predict the effect expansion may have on our core business. Regardless of whether we are successful in making an acquisition, the negotiations could disrupt our ongoing business, distract our management and employees and increase our expenses. In addition to the risks described above, acquisitions are accompanied by several inherent risks, including, without limitation, the following:

•	The possibility that senior management and/or management of future acquired companies terminate their employment prior to or shortly following our completion of integration;
•	difficulty of integrating acquired products, services or operations;
•	integration of new employees and management into our culture while maintaining focus on operating efficiently and providing consistent, high-quality goods and services;
•	potential disruption of the ongoing businesses and distraction of our management and the management of acquired companies;
•	unanticipated issues with transferring customer relationships;
•	complexity associated with managing our combined company;
•	difficulty of incorporating acquired rights or products into our existing business;
•	difficulties in disposing of the excess or idle facilities of an acquired company or business and expenses in maintaining such facilities;
•	difficulties in maintaining uniform standards, controls, procedures and policies;
•	potential impairment of relationships with employees and customers as a result of any integration of new management personnel;
•	potential inability or failure to achieve additional sales and enhance our customer base through cross-marketing of the products to new and existing customers;
•	effect of any government regulations which relate to the business acquired; and
•	potential unknown liabilities associated with acquired businesses or product lines, or the need to spend significant amounts to retool, reposition or modify the marketing and sales of acquired products or the defense of any litigation, whether or not successful, resulting from actions of the acquired company prior to our acquisition.

Our business could be severely impaired if and to the extent that we are unsuccessful in addressing any of these risks or other problems encountered in connection with any acquisition, many of which cannot be presently identified. If we fail to satisfactorily address them, these risks and problems could disrupt our ongoing business, distract our management and employees, increase our expenses and adversely affect our results of operations.

Our business and operations are growing, and if we fail to effectively manage our growth, our business and operating results could be harmed.

We have experienced, and may continue to experience, growth in our operations. This has placed, and may continue to place, significant demands on our management, operational and financial infrastructure. If we do not manage our growth effectively, the quality of our products and services could suffer, which could negatively affect our operating results. To effectively manage our growth, we must continue to improve our operational, financial and management controls and reporting systems and procedures. These systems improvements may require significant capital expenditures and management resources. Failure to implement these improvements could hurt our ability to manage our growth and our financial position.

There is no assurance of successful expansion of operations.

Our significant increase in the scope and the scale of our operations, including the hiring of additional personnel, has resulted in significantly higher operating expenses. We anticipate that our operating expenses will continue to increase. Expansion of our operations may also make significant demands on our management, finances and other resources. Our ability to manage the anticipated future growth, should it occur, will depend upon a significant expansion of our accounting and other internal management systems and the implementation and subsequent improvement of a variety of systems, procedures and controls. We cannot assure that significant problems in these areas will not occur. Failure to expand these areas and implement and improve such systems, procedures and controls in an efficient manner at a pace consistent with our business could have a material adverse effect on our business, financial condition and results of operations. We cannot assure that attempts to expand our marketing, sales, manufacturing and customer support efforts will succeed or generate additional sales or profits in any future period. As a result of the expansion of our operations and the anticipated increase in our operating expenses, along with the difficulty in forecasting revenue levels, we expect to continue to experience significant fluctuations in its results of operations.

19

We may be unable to successfully expand our production capacity, which could result in material delays, quality issues, increased costs and loss of business opportunities, which may negatively impact our product margins and profitability.

Part of our future growth strategy is to increase our production capacity to meet increasing demand for our goods. Assuming we obtain sufficient funding to increase our production capacity, any projects to increase such capacity may not be constructed on the anticipated timetable or within budget. We may also experience quality control issues as we implement any production upgrades. Any material delay in completing these projects, or any substantial cost increases or quality issues in connection with these projects could materially delay our ability to bring our products to market and adversely affect our business, reduce our revenue, income and available cash, all of which could harm our financial condition.

If we fail to anticipate and adequately respond to rapid technological changes in our industry, including evolving industry-wide standards, in a timely and cost-effective manner, our business, financial condition and results of operations would be materially and adversely affected.

The markets in which we operate are characterized by technological changes. Such changes, including evolving industry standards, changes in customer requirements and new product introductions and enhancements, could render our products obsolete. Accordingly, we are required to constantly monitor and anticipate technological changes in our industry and develop new product offerings and technologies or adapt or modify our existing offerings and technologies to keep pace with technological advances in our industry and remain competitive.

Our ability to implement our business strategy and continue to grow our revenues will depend on a number of factors, including our continuing ability to:

•	identify emerging technological trends in our current and target markets.
•	identify additional uses for our existing technology to address customer needs in our current and future markets;
•	enhance our offerings by adding innovative features that differentiate our offerings from those of our competitors; and
•	design, develop, manufacture, assemble, test, market and support new products and enhancements in a timely and cost-effective manner.

We believe that, to remain competitive in the future, we will need to continue to invest significant financial resources in developing new offerings and technologies or to adapt or modify our existing offerings and technologies, including through internal product design and development, strategic acquisitions and joint ventures or other arrangements. However, these efforts may be more costly than we anticipate and there can be no assurance that they will be successful.

To the extent our customers adopt such new technology in place of our products, the sales of our products may be adversely affected. Such competition may also increase pricing pressure for our products and adversely affect the revenues from such products.

Our future success depends upon our ability to develop, and market differentiated, leading-edge power conversion products for larger customers as well as off-grid power generation and distribution technologies, potentially contributing to lengthy product development and sales cycles that may result in significant expenditures before revenues are generated.

The power system industry and the industries in which many of our customers operate are characterized by intense competition, rapid technological change, quickened product obsolescence, and price erosion for mature products, each of which could have an adverse effect on our results of operations. The development of new, innovative products is often a complex, time-consuming and costly process involving significant investment in research and development, with no assurance of return on investment. Although we have introduced many products over recent years, there can be no assurance we will be able to continue to develop and introduce new and improved products and power system concepts in a timely or efficient manner. Similarly, there can be no assurance that recently introduced or to be developed products will achieve customer acceptance.

Our future success depends substantially upon customer acceptance of our innovative products and services. As we have been in the early stages of market penetration for our EVSE infrastructure and eMobility service, we have experienced lengthy periods during which we have focused our product development efforts on the specific requirements of a limited number of large customers, followed by further periods of delay before meaningful purchase orders are received. As a result, we may incur significant product development expenses, as well as significant sales and marketing expenses, before we generate the related revenues for these products.

20

We cannot offer any assurance that the markets we currently serve will grow in the future, our power products, including EVSE infrastructure and services, will meet respective market requirements, or we can maintain adequate gross margins or operating profits in these markets.

Our future results will depend on our ability to maintain and expand our existing sales channels and to build out our marketing, business development and sales functions.

To grow our business, we must add new customers for our products in addition to retaining and increasing sales to our current customers. Currently, we have a limited sales force focused on establishing relationships with customers that we expect to expand over time. We have historically relied on key executives to drive growth through return business with existing customers. Building out marketing, business development and sales functions in all operating subsidiaries is critical to drive significant growth in line with our strategic plans. We plan to contract for marketing services to improve our websites, manage public relations and optimize our social media presence. Failure to recruit and retain the business development and sales personnel to execute on outreach and capture of new business, or the failure of those new hires or marketing services to perform as expected, will limit our ability to achieve our growth targets.

The sale of our products is dependent upon our ability to satisfy the proprietary requirements of our customers.

We depend upon a relatively narrow range of products for the majority of our revenue. Our success in marketing our products is dependent upon their continued acceptance by our customers. In some cases, our customers require that our products meet their own proprietary requirements. If we are unable to satisfy such requirements, or forecast and adapt to changes in such requirements, our business could be materially harmed.

We depend upon a few major customers for a majority of our revenues, and the loss of any of these customers, or the substantial reduction in the quantity of products that they purchase from us, would significantly reduce our revenues.

We currently depend upon a few major OEMs and other customers for a significant portion of our revenues. Given the nascent stage of the industry, a limited number of contractual commercial customers and OEM partners currently account for a substantial portion of our income. Our operating projections are currently contingent on our performance under our commercial contracts with, medical and healthcare, defense and aerospace, and industrial and telecommunications customers. We expect that a majority of our sales outside of our new eMobility market may continue to come from a concentrated number of commercial customers and OEM partners. We expect a substantial portion of our revenues in the near future to be from our eMobility market and as a result, to be subject to any risks specific to those entities and the jurisdictions and markets in which they operate, including their ability to develop a portfolio of EV charging infrastructure models and attract customers for those models. We may be unable to accomplish our business plan to diversify and expand our customer and OEM partner base by attracting a broad array of customers and OEM partners, which could negatively affect our business, results of operations and financial condition.

If our major OEM customers reduce or cancel their orders scaling back some of their activities, our revenues would be significantly reduced. Further, diversions in the capital spending of certain of these customers to new network elements have and could continue to lead to their reduced demand for our products, which could, in turn, have a material adverse effect on our business and results of operations. If the financial condition of one or more of our major customers should deteriorate, or if they have difficulty acquiring investment capital due to any of these or other factors, a substantial decrease in our revenues would likely result. We are dependent on the electronic equipment industry, and accordingly will be affected by the impact on that industry of current economic conditions.

Substantially all of our existing customers are in the electronic equipment industry, and they manufacture products that are subject to rapid technological change, obsolescence, and large fluctuations in demand. This industry is further characterized by intense competition and volatility. The OEMs serving this industry are pressured for increased product performance and lower product prices. OEMs, in turn, make similar demands on their suppliers, such as us, for increased product performance and lower prices. Such demands may adversely affect our ability to successfully compete in certain markets or our ability to sustain our gross margins.

We anticipate growing international sales for a portion of our revenues, for which there can be no assurance.

Sales to customers outside of North America accounted for 10%, and 13% of revenues for the years ended December 31, 2023, and 2022, respectively, and we expect that international sales will represent an increasing portion of our total revenues. International sales are subject to the risks of international business operations as described above, as well as generally longer payment cycles, greater difficulty collecting accounts receivable and currency restrictions.

21

Our backlog is subject to reduction and cancellation and unavailability of raw materials used in our products, which could negatively impact our revenues and results of operations.

Backlog represents products or services that our customers have committed by contract to purchase from us. Many of the orders that comprise our backlog may be canceled by our customers, and we cannot be certain that the amount of our backlog does not exceed the level of orders that will ultimately be delivered. Moreover, cancellations of purchase orders or reductions of product quantities in existing contracts could substantially and materially reduce backlog and, consequently, future revenues. Our failure to replace orders for canceled backlog or replace decreased backlog could negatively impact our revenues and results of operations. Further, disruption in the supply chain of electronic components and material parts used as raw materials in our products may affect our ability to manufacture products which could substantially reduce backlog.

Although we depend on sales of our legacy products for a meaningful portion of our revenues, these products are mature, and their sales will decline.

A relatively large portion of our sales have historically been attributable to our legacy products. We expect that these products may continue to account for a meaningful percentage of our revenues for the foreseeable future. However, these sales are declining. Although we are unable to predict future prices for our legacy products, we expect that prices for these products will continue to be subject to significant downward pressure in certain markets for the reasons described above. Accordingly, our ability to maintain or increase revenues will be dependent on our ability to expand our customer base, increase unit sales volumes of these products and successfully, develop, introduce, and sell new products such as custom design and value-added products. We cannot assure you that we will be able to expand our customer base, increase unit sales volumes of existing products or develop, introduce and/or sell new products.

We are heavily dependent on our senior management, and a loss of a member of our senior management team could cause our stock price to suffer.

If we lose the services of Amos Kohn, our Chief Executive Officer and Chief Financial Officer, Marcus Charuvastra, our President, and Douglas Gintz, our Chief Technology Officer, and/or certain key employees, we may not be able to find appropriate replacements on a timely basis, and our business could be adversely affected. Our existing operations and continued future development depend to a significant extent upon the performance and active participation of these individuals and certain key employees. Although we have entered into employment agreements with Mr. Kohn and we may enter into employment agreements with Mr. Charuvastra and additional key employees in the future, we cannot guarantee that we will be successful in retaining the services of these individuals. If we were to lose any of these individuals, we may not be able to find appropriate replacements on a timely basis and our financial condition and results of operations could be materially adversely affected.

Furthermore, competition for employees can be intense, particularly in Silicon Valley where TurnOnGreen’s is headquartered, and the ability to attract, hire and retain them depends on TurnOnGreen’s ability to provide competitive compensation. In addition, job market dynamics have been impacted by the “great resignation,” with a significant number of people leaving the workforce, and future challenges related to TurnOnGreen’s “return-to-office” plans, hybrid work model or workplace practices could lead to attrition and difficulty attracting high-quality employees. TurnOnGreen may not be able to attract, assimilate, develop, or retain qualified personnel in the future, and failure to do so could adversely affect its business, including the execution of its global business strategy.

Recent changes in our management may cause uncertainty in, or be disruptive to, our general business operations.

On September 5, 2023, David J. Katzoff resigned as Chief Financial Officer of the Company and Mr. Kohn was appointed as his replacement. This change in our management may be disruptive to our business and during the transition period there may be uncertainty with our shareholders, customers and employees concerning our future direction and performance. Our success will depend on our ability to attract, hire and retain senior management and other key personnel and on the abilities of the new management personnel to function effectively going forward.

If we are unable to identify, attract, train and retain qualified personnel, especially our design and technical personnel, our business and results of operations would be materially and adversely affected, and we may not be able to effectively execute our business strategy.

Our performance and future success largely depend on our continuing ability to identify, attract, train, retain and motivate qualified personnel, including our management, sales and marketing, finance and in particular our engineering, design and technical personnel. For example, we currently have a limited number of qualified personnel for the assembling and testing processes. We do not know whether we will be able to retain all these personnel as we continue to pursue our business strategy. Our engineering, design and technical personnel represent a significant asset. The competition for qualified personnel in our industry is intense and constrains our ability to attract qualified personnel. The loss of the services of one or more of our key employees, especially of our key engineering, design and technical personnel, or our inability to attract, retain and motivate qualified personnel, could have a material adverse effect on our business, financial condition and operating results.

22

Our technology is generally unpatented, and others may seek to copy it.

We operate in an industry in which the ability to compete depends on the development or acquisition of proprietary technologies that must be protected to preserve the exclusive use of such technologies. We devote substantial resources to establish and protect our proprietary rights. This protection, however, may not prevent competitors from independently developing products similar or superior to our products. We may be unable to protect our IP that competitors could restrict or replicate, of which may have a material adverse effect on our competitive position. In addition, the intellectual property laws of foreign countries may not protect our rights to the same extent as those of the United States.

We generally do not patent technology developed by us and we cannot be sure that others will not independently develop the same or similar technology or otherwise obtain access to our technology. To protect our rights in these areas, we require all employees, consultants and others who work for or with us to enter into confidentiality agreements. We cannot be sure, however, that these agreements will provide meaningful protection for our trade secrets, know-how or other information in the event of any unauthorized use, misappropriation or disclosure.

Failure of our information technology infrastructure to operate effectively could adversely affect our business.

We depend heavily on information technology infrastructure to achieve our business objectives. If a problem occurs that impairs this infrastructure, the resulting disruption could impede our ability to record or process orders, manufacture and ship in a timely manner, or otherwise carry on business in the normal course. Any such event could cause us to lose customers or revenue and could require us to incur significant expenses to remediate.

Our insurance coverage and indemnity may be insufficient to cover potential liabilities we may face due to the risks inherent in the products and services we provide.

We are exposed to liabilities that are unique to the products and services we provide. A significant portion of our business relates to designing, developing and manufacturing components, integrated assemblies and subsystems for advanced defense, medical, transportation, industrial, technology and communications systems and products. New technologies associated with these systems and products may be untested or unproven. Components of certain defense systems and products we develop are inherently dangerous. Failures of satellites, missile systems, air traffic control systems, homeland security applications and aircraft have the potential to cause loss of life and extensive property damage. In most circumstances, we may receive indemnification from the government end users of our defense offerings in the United States, the United Kingdom and Israel. In addition, failures of products and systems that we manufacture or distribute for medical devices, transportation controls or industrial systems also have the potential to result in loss of life, personal injury and/or extensive property damage.

While we maintain insurance for certain risks, the amount of our insurance coverage may not be adequate to cover all claims or liabilities, and we may be forced to bear substantial costs from an accident or incident. It also is not possible for us to obtain insurance to protect against all operational risks and liabilities. Substantial claims resulting from an incident in excess of government indemnity and our insurance coverage would harm our financial condition, results of operations and cash flows. Moreover, any accident or incident for which we are liable, even if fully insured, could negatively affect our standing with our customers and the public, thereby making it more difficult for us to compete effectively, and could significantly impact the cost and availability of adequate insurance in the future.

Risks Related to Our EV Charging Business and the EV Charging Industry

We are dependent upon our and our contract manufacturers’ ability to timely procure electronic components.

Because of the global economy, many raw material vendors have reduced capacities, closed production lines and, in some cases, even discontinued their operations. As a result, there is a global shortage of certain electronic or mineral components, which may extend our production lead-time and our production costs. Some materials are no longer available to support some of our products, thereby requiring us to search for cross materials or, even worse, redesign some of our products to support currently available materials. Such redesign efforts may require certain regulatory and safety agency re-submittals, which may cause further production delays. While we have initiated actions that we believe will limit our exposure to such problems, the dynamic business conditions in many of our markets may challenge the solutions that have been put in place, and issues may recur in the future.

In addition, most of our products are manufactured, assembled and tested by third party subcontractors and contract manufacturers located in Asia, and particularly China. While we have had relationships with many of these third parties in the past, we cannot predict how or whether these relationships will continue in the future. In addition, changes in management, financial viability, manufacturing demand or capacity, or other factors, at these third parties could hurt our ability to manufacture our products.

23

We may not be able to procure necessary key components or raw materials, or we may purchase excess raw material inventory or unusable inventory, which increases the risk of reserve charges to reduce the value of any inventory deemed excess or obsolete, thereby reducing our profitability.

The power systems industry, and the electronics industry as a whole, can be subject to pronounced, lengthy business cycles and otherwise subject to sudden and sharp changes in demand. Our success is, in part, dependent on our ability to forecast and procure inventories of components and materials to match production schedules and customer delivery requirements. Many of our products require raw materials supplied by a limited number of vendors and, in some instances, a single vendor. During certain periods, key components or materials required to build our products may become unavailable in the timeframe required for us to meet our customers’ needs. Our inability to secure sufficient raw materials to manufacture products for our customers has reduced, in the past, our revenue and profitability and could do so again.

We may choose, and have chosen, to mitigate our inventory risks by increasing the levels of inventory for certain products, components and materials. Such increased inventory levels may increase the potential risk for excess or obsolete inventories, should our forecasts fail to materialize or if there are negative factors impacting our customers’ end markets, leading to order cancellation. If we identify excess inventory or determine certain inventory is obsolete (i.e., unusable), we likely will record additional inventory reserves (i.e., expenses representing the write-off of the excess or obsolete inventory), which could have an adverse effect on our gross margins and on our operating results.

We depend on international operators for a substantial portion of our components and products.

We purchase a substantial portion of our components from foreign manufacturers and have a substantial portion of our commercial products assembled, packaged and tested by subcontractors located outside the United States. These activities are subject to the uncertainties associated with international business operations, including trade barriers and other restrictions, changes in trade policies, governmental regulations, currency exchange fluctuations, reduced protection for intellectual property, war and other military activities, terrorism, changes in social, political, or economic conditions, and other disruptions or delays in production or shipments, any of which could have a materially adverse effect on our business, financial condition, and/or operating results.

Although no assurance can be given that future disruptions will not occur, to date, we have not experienced any disruptions due to our reliance on foreign manufacturers. In the future, if any one of our foreign manufacturers experiences an extensive disruption in the production of the products that we need, we will have to pursue alternative plans of production, such as finding an alternative manufacturer to produce those products affected by such disruption. Alternative manufacturers that produce the products that we need do exist. Nonetheless, having to locate an alternative supplier may cause a material disruption in our ability to produce and supply products to our customers. If we have to pursue alternative plans of production, it could have a materially adverse effect on our business, financial condition, and operating results.

Potential tariffs or a global trade war could increase the cost of our products, which could adversely impact the competitiveness of our products and our financial results.

Since 2018, the United States has imposed tariffs on certain imports from China. If the U.S. administration imposes additional tariffs, or if additional tariffs or trade restrictions are implemented by the United States or other countries, the cost of our products manufactured in China and imported into the United States or other countries could increase, which in turn could adversely affect the demand for these products and have a material adverse effect on our business and results of operations. As of the date of this form 10-K, tariffs have not materially adversely affected the purchase price of our products manufactured in China and imported into the United States.

Disruption of our manufacturing facilities or other operations or those of our suppliers, or in the operations of our customers, due to climate change, earthquake, flood, other natural catastrophic events, public health crises such as the Covid-19 pandemic or terrorism could result in cancellation of orders, delays in deliveries or other business activities, or loss of customers and could seriously harm our business.

We have operations, suppliers and customers located in the U.S., China and Israel. Operations at our manufacturing facilities and our assembly subcontractors and those of our suppliers, as well as our other operations and those of our customers, are subject to disruption for a variety of reasons, including work stoppages, acts of war such as Russia’s invasion of Ukraine, terrorism, public health crises such as the COVID-19 pandemic, fire, earthquake, volcanic eruptions, drought, storms, sea-level rise, extreme temperatures, energy shortages, spikes in energy demand or power blackouts, disruptions in the availability of water necessary for our operations (including, but not limited to, in areas of relatively high water stress), flooding or other natural disasters; and certain of these events may become more frequent or intense as a result of climate change. Such disruption has caused (as with the Covid-19 pandemic, for example) and could in the future cause inefficiencies in our workforce and delays in, among other things, shipments of products to our customers, our ability to perform services requested by our customers, the ability of our suppliers to supply us components for our products in a timely manner, or the timely installation and acceptance of our products at customer sites. Such disruptions could also induce illiquidity for our customers and suppliers, further straining our supply chain and causing continued uncertainty in customers’ abilities to pay for the products they purchase and their demand for our products and services. In case of any disruptions in our supply chain, we may need to commit to increased purchases and provide longer lead times to secure critical components, which could increase inventory obsolescence risk.

24

Changes to fuel economy standards may negatively impact the EV market and thus the demand for our products and services.

As regulatory initiatives have required an increase in the mileage capabilities of cars, consumption of renewable transportation fuels, such as ethanol and biodiesel, and consumer acceptance of EVs and other alternative vehicles has been increasing. If fuel efficiency of non-electric vehicles continues to rise, whether as the result of regulations or otherwise, and affordability of vehicles using renewable transportation fuels improves, the demand for electric and high energy vehicles could diminish. Regulatory bodies may also adopt rules that substantially favor certain alternatives to petroleum-based propulsion over others, which may not necessarily be EVs. This may impose additional obstacles to the purchase of EVs or the development of a more ubiquitous EV market. Finally, the current litigation between the state of California and the National Highway Transit Safety Administration could impact California’s ability to set fuel economy standards that encourage the adoption of EVs and are followed by many other states. If any of the above causes or contributes to consumers or businesses to no longer purchase EVs or purchase them at a lower rate, it would materially and adversely affect our business, operating results, financial condition and prospects.

The EV market currently benefits from the availability of rebates, tax credits and other financial incentives from governments, utilities and others to offset the purchase or operating cost of EVs and EV charging stations. The reduction, modification, or elimination of such benefits could cause reduced demand for EVs and EV charging stations, which would adversely affect our financial results.

Although energy costs for EVs are generally lower than for similar conventional vehicles, purchase prices can be significantly higher. Prices are likely to equalize with conventional vehicles, as production volumes increase and battery technologies continue to mature. Also, initial costs can be offset by fuel cost savings, federal tax credits, and state and utility incentives. The federal Clean Vehicle Tax Credits are available are available to consumers, fleets, businesses, and tax-exempt entities investing in new, used, and commercial clean vehicles including all-electric vehicles, plug-in hybrid electric vehicles, fuel cell EVs and EV charging infrastructure. Some states and electric utilities also offer incentives.

25

The U.S. federal government, foreign governments and some state and local governments provide incentives to end users and purchasers of EVs and EV charging stations in the form of rebates, tax credits, and other financial incentives, such as payments for regulatory credits. The EV market relies on these governmental rebates, tax credits, and other financial incentives to lower the effective price of EVs and EV charging stations to customers. However, these incentives may expire on a particular date, end when the allocated funding is exhausted, or be reduced or terminated as a matter of regulatory or legislative policy. For example, on August 16, 2022, President Biden signed the Inflation Reduction Act, which includes thousands of dollars in tax credits and rebates for consumers who buy electric vehicles, install solar panels or make other energy-efficient upgrades to their homes. However, makers of EV’s may well increase their prices for such vehicles by an equal amount, thereby removing any benefit that a prospective customer may have been eligible to receive.

We also derive other revenue from regulatory credits. If government support of these credits declines, our ability to generate this other revenue in the future would be adversely affected. The availability of such credits may decline even with general governmental support of the transition to EV infrastructure. For example, in September 2020, California Governor Gavin Newsom issued Executive Order N-79-20 (the “EO”), announcing a target for all in-state sales of new passenger cars and trucks to be zero-emission by 2035. On August 25, 2022, the California Air Resources Board issued the Advanced Clean Cars II, a rule that establishes a year-by-year roadmap so that by 2035 100% of new cars and light trucks sold in California will be zero-emission vehicles, including plug-in hybrid electric vehicles. The regulation codifies the light-duty vehicle goals set out in the EO. While the EO calls for the support of EV infrastructure, the form of this support is unclear. If California or other jurisdictions choose to adopt regulatory mandates instead of establishing or continuing green energy credit regimes for EV infrastructure, our revenue from these credits would be adversely impacted.

In addition, the California Energy Commission Clean Transportation Program provides grants to light-duty local government and tribal government fleets for the purchase, installation, and maintenance of Level 2 and DCFC. Applicants may receive up to $12,500 per Level 2 port and up to $100,000 per DC fast charging port. Eligible projects must install a minimum of 100 charging ports. Applicants must be in California and provide a cost share of at least 30% for limited segments.

Taxpayers who purchase an eligible vehicle may qualify for a tax credit of up to $7,500 for qualified new vehicles and up to $4,000 for qualified pre-owned vehicles. Eligibility for the clean vehicle tax credit is based on a number of requirements for new and pre-owned vehicles including income and vehicle requirements.

The size and composition of the national public charging network will ultimately depend on evolving consumer behavior and will vary by community.

While growth in all types of charging is necessary, the eventual size and composition of the national public charging network will ultimately depend on the national rate of EV adoption, EV preferences across urban, suburban, and rural locations, access to residential/overnight charging, and individual charging preferences. The size (as measured by number of ports) of the national public charging network could vary by up to 50% (excluding privately accessible infrastructure) by varying the share of plug-in hybrids, driver charging etiquette, and access to private workplace charging. Additionally, the national network is expected to vary dramatically by community. For example, densely populated areas will require significant investments to support those without residential access and ride-hailing electrification, while more rural areas are expected to require fast charging along highways to support long-distance travel for those passing through.

Continued investments in U.S. charging infrastructure are necessary. A cumulative national capital investment of $53–$127 billion7 in charging infrastructure is needed by 2030 (including private residential charging) to support 33 million PEVs. The large range of potential capital costs found in this study is a result of variable and evolving equipment and installation costs observed within the industry across charging networks, locations, and site designs. The estimated cumulative capital investment includes:

•	$22–$72 billion for privately accessible Level 1 and Level 2 charging ports
•	$27–$44 billion for publicly accessible fast charging ports
•	$5–$11 billion for publicly accessible Level 2 charging ports.

As mentioned earlier, the lack of substantial investment by federal and state entities in energy generation, grid upgrades, and energy distribution networks will significantly hinder the adoption of electric vehicles. Consequently, this will impede our ability to achieve our growth objectives.

Our revenue growth ultimately depends on consumers’ willingness to adopt electric vehicles in a market that is still in its early stages.

Our growth is highly dependent upon the adoption by consumers of EVs, and we are subject to the risk of reduced demand for EVs. If the market for EVs does not gain broader market acceptance or develops slower than we expect, our business, prospects, financial condition and operating results will be harmed. The market for alternative fuel vehicles is relatively new, rapidly evolving, characterized by rapidly changing technologies, price competition, additional competitors, evolving government regulation and industry standards, frequent new vehicle announcements, long development cycles for EV original equipment manufacturers, and changing consumer demands and behaviors.

26

We are in a highly competitive EV charging services industry and there can be no assurance that we will be able to compete with many of our competitors which are larger and have greater financial resources.

We face strong competition from competitors in the EV charging services industry, including competitors who could duplicate our model. Many of these competitors may have substantially greater financial, marketing and development resources and other capabilities than us. In addition, there are very few barriers to entry into the market for our services. There can be no assurance, therefore, that any of our current and future competitors, many of whom may have far greater resources, will not independently develop services that are substantially equivalent or superior to our services. Therefore, an investment in our company is very risky and speculative due to the competitive environment in which we may operate.

Our competitors may be able to provide customers with different or greater capabilities or benefits than we can provide in areas such as technical qualifications, past contract performance, geographic presence and driver price. Further, many of our competitors may be able to utilize substantially greater resources and economies of scale to develop competing products and technologies, divert sales away from us by winning broader contracts or hire away our employees by offering more lucrative compensation packages.

Our business is subject to risks associated with construction, cost overruns and delays, and other contingencies that may arise in the course of completing installations, and such risks may increase in the future as we expand the scope of such services with other parties.

We do not typically install charging stations at customer sites. These installations are often performed by our partners or electrical contractors with an existing relationship with the customer and/or knowledge of the site. The installation of charging stations at a particular site is generally subject to oversight and regulation in accordance with state and local laws and ordinances relating to building codes, safety, environmental protection and related matters, and frequently requires various local and other governmental approvals and permits that may vary by jurisdiction. In addition, building codes, accessibility requirements or regulations may hinder EV charger installation because they end up costing the developer or installer more in order to meet the code requirements. Meaningful delays or cost overruns may impact our recognition of revenue in certain cases and/or impact customer relationships, either of which could impact our business and profitability.

Further, we may install charging stations at customer sites or manage contractors, primarily as part of offering customers a turnkey solution. Working with contractors may require us to obtain licenses or require us or our customers to comply with additional rules, working conditions and other union requirements, which can add costs and complexity to an installation project. In addition, if these contractors are unable to provide timely, thorough and quality installation-related services, customers could fall behind their construction schedules leading to liability or cause customers to become dissatisfied with the solutions we offer, and our overall reputation would be harmed.

If we fail to offer high-quality support to charging station owners and drivers, our business and reputation will suffer.

Once a customer has installed our charging stations and subscribed to our services, station owners and drivers will rely on us to provide support services to resolve any issues that might arise in the future. Rapid and high-quality customer support is important so station owners can provide charging services and drivers can receive reliable charging for their EVs. The importance of high-quality customer support will increase as we seek to expand our business and pursue new customers and geographies. If we do not quickly resolve issues and provide effective support, our ability to retain customers or sell additional products and services to existing customers could suffer and our brand and reputation could be harmed.

We rely on charging station manufacturing and other partners, and a loss of any such partner or interruption in the partner’s production could have a material adverse effect on our business.

If we experience a significant increase in demand for our charging stations and services, or if we need to replace an existing supplier, it may not be possible to supplement or replace them on acceptable terms, which may undermine our ability to deliver products to customers in a timely manner. For example, it may take a significant amount of time to identify a manufacturer that has the capability and resources to build charging stations in sufficient volume. Identifying suitable suppliers and manufacturers could be an extensive process that requires us to become satisfied with their quality control, technical capabilities, responsiveness and service, financial stability, regulatory compliance, and labor and other ethical practices. Accordingly, a loss of any significant suppliers or manufacturers, or an interruption in their production, could have an adverse effect on our business, financial condition and operating results.

27

Moreover, the bi-directional EV charging station market as a whole is relatively new and charging station manufacturers are even more limited and requirements are evolving. Though we work with multiple vendors, it is likely that at the time a new product is launched, and new requirements are rolled out, we may rely on a single vendor. Certifications might also be delayed, as tests are not always available at the time of commercial launch. Certain of these requirements might at times apply to technology inside the vehicles, in which case such risks could also be pushed on the vehicle OEMs. To the extent we rely on a single supplier, the risks to us would be intensified.

Our future results are dependent on our ability to establish, maintain and expand our manufacturers’ representative OEM relationships and our other relationships.

We market and sell our products through domestic and international OEM relationships and other distribution channels, such as manufacturers’ representatives and distributors. Our future results are dependent on our ability to establish, maintain and expand our relationships with OEMs as well as with manufacturers’ representatives and distributors to sell our products. If, however, the third parties with whom we have entered into such OEM and other arrangements should fail to meet their contractual obligations, cease doing, or reduce the amount of their, business with us or otherwise fail to meet their own performance objectives, customer demand for our products could be adversely affected, which would have an adverse effect on our revenues.

We rely on third-party vendors and subcontractors for supply of components, assemblies, and services and, therefore, cannot control the availability or quality of such components, assemblies, and services. Any interruptions in goods provided by these third parties may impair our ability to support our customers.

We depend on third-party vendors and subcontractors to supply components, assemblies and services used to manufacture our products, some of which are supplied by a single vendor. We have experienced shortages of certain semiconductor and electronic components and delays in service delivery, have incurred additional and unexpected costs to address the shortages and delays, and have experienced our own delays in production and shipping.

If suppliers or subcontractors cannot provide their products or services on time or to our specifications, we may not be able to meet the demand for our products and our delivery times may be negatively affected. In addition, we cannot directly control the quality of the products and services provided by third parties. In order to expand revenue, we likely will need to identify and qualify new suppliers and subcontractors to supplant or replace existing suppliers and subcontractors, which may be a time-consuming and expensive process. In addition, any qualification of new suppliers may require customers of our products utilizing products and services from new suppliers and service providers to undergo a re-qualification process. Such circumstances likely would lead to disruptions in our production, increased manufacturing costs, delays in shipping to our customers, and/or increases in prices paid to third parties for products and services.

We rely on a third-party partner to provide certain manufacturing steps associated with some of our proprietary processes to support our power products and solutions. This process, developed with the third-party partners, involves complex printed circuit board assembly, advanced environmental conditioning and accelerated testing performed on equipment developed by us or the third-party partners. An important, differentiating benefit of this proprietary process is that it does not generate problematic effluent, resulting in an environmentally safe approach to our products with minimal waste. We have entered into agreements with a third-party partner for production and transfer of technologies and process know-how, including the purchase of the enabling equipment developed by the third-party partner.

To date, we have successfully relied upon this third-party partner to perform these manufacturing steps, although we have experienced delivery delays associated with the third-party partner’s volume constraints. This experience caused us to accelerate our schedule for establishing our own high-volume capabilities in-house, modifying, in 2020, our construction plans to accommodate a dedicated, on-premises metal surface finishing facility. We expect to rely on our third-party partner for production requirements through the installation and qualification for production of our products. We also expect to rely on our third-party partner in the future for surge capacity requirements.

In the event one of our third-party vendors experiences a cybersecurity incident, we have taken steps to mitigate potential damages to our operations by diversifying our sources of supply to such an extent that we have the ability to move production of a product impacted by such cybersecurity incident to an alternative third-party vendor. Due to our diverse sources of supply, we do not believe that cybersecurity incidents at the third-party vendor level of our supply chain will have a material impact on our business. However, if our third-party partner experiences a cybersecurity incident, our operations related to manufacturing associated with some of our proprietary processes supporting our power products and solutions could be disrupted, or otherwise negatively affected. If we are unable to procure alternatives in a timely and efficient manner and on acceptable terms, or at all, third-party supply unavailability could result in customer dissatisfaction, regulatory scrutiny and damage to our reputation and brand, and other consequences that could adversely affect our business.

28

We are dependent on information technology in our operations and the failure of such technology may adversely affect our business. Potential security breaches of our information technology systems, including cyber-attacks, could lead to liability or could damage our reputation and financial results.

Although no assurance can be given that future disruptions will not occur, to date we have not experienced problems with the operations of our current technology systems or the technology systems of third parties on which we rely. In the future, we may experience such problems, as well as with the development and deployment of new information technology systems, which could adversely affect, or even temporarily disrupt, all or a portion of our operations until resolved. Inabilities and delays in implementing new systems can also affect our ability to realize projected or expected cost savings. Any system’s failures could impede our ability to timely collect and report financial results in accordance with applicable laws.

Information technology system and/or network disruptions could harm the company’s operations. Failure to effectively prevent, detect and recover from security breaches, including cyber-attacks, could result in the misuse of company assets, unauthorized use or publication of our trade secrets and confidential business information, disruption to the company, diversion of management resources, regulatory inquiries, legal claims or proceedings, reputational damage, loss of sales, reduction in value of our investment in research and development, among other costs to the company. Although we have not experienced any attempts to gain unauthorized access to our information technology systems on which we maintain proprietary and confidential information, in the future, we may experience such attempts. The risk of a security breach or disruption, particularly through cyber-attacks, or cyber intrusion, including by computer hackers, and cyber terrorists, has generally increased as cyber-attacks have become more prevalent and harder to detect and fight against. Additionally, outside parties may attempt to access our confidential information through other means, for example by fraudulently inducing our employees to disclose confidential information. We actively seek to prevent and detect any unauthorized access. These threats are also continually evolving and, as a result, might become increasingly difficult to detect.

We face intense industry competition, price erosion and product obsolescence, which, in turn, could reduce our profitability.

We operate in an industry that is generally characterized by intense competition. We believe that the principal bases of competition in our markets are breadth of product line, quality of products, stability, reliability and reputation of the provider, along with cost. Quantity discounts, price erosion, and rapid product obsolescence due to technological improvements are therefore common in our industry as competitors strive to retain or expand their market share. Product obsolescence can lead to increases in unsaleable inventory that may need to be written off and, therefore, could reduce our profitability. Similarly, price erosion can reduce our profitability by decreasing our revenues and our gross margins. In fact, we have seen price erosion over the last several years on most of the products we sell, and we expect additional price erosion in the future.

If we are unable to satisfy our customers’ specific product quality, certification or network requirements, our business could be disrupted, and our financial condition could be harmed.

Our customers demand that our products meet stringent quality, performance and reliability standards. We have, from time to time, experienced problems in satisfying such standards. Defects or failures have occurred in the past, and may in the future occur, relating to our product quality, performance and reliability. From time to time, our customers also require us to implement specific changes to our products to allow these products to operate within their specific network configurations. If we are unable to remedy these failures or defects or if we cannot affect such required product modifications, we could experience lost revenues, increased costs, including inventory write-offs, warranty expense and costs associated with customer support, delays in, or cancellations or rescheduling of, orders or shipments and product returns or discounts, any of which would harm our business.

Risks Related to Our Relationship with Ault

As long as Ault controls us, your ability to influence matters requiring shareholder approval will be limited.

As of December 31, 2023, Ault beneficially owns approximately 51 million shares of our common stock and approximately 1.3 billion through its ownership of shares of our Series A Preferred Stock, the Preferred Stock is subject to a 19.9% beneficial ownership limitation, representing approximately 40% of the combined voting power of our outstanding common stock. For so long as Ault beneficially owns shares of our common stock representing at least a majority of the votes entitled to be cast by the holders of outstanding common stock, and potentially even a number of beneficially owned shares that falls short of a majority, Ault will be able to elect all of the members of our board of directors. For so long as any of the shares of Series A Preferred Stock remains issued and outstanding, Ault will have the ability to appoint a majority of our board of directors.

In addition, until such time as Ault beneficially owns shares of our common stock representing less than a majority of the votes entitled to be cast by the holders of outstanding common stock, Ault will have the ability to take shareholder action without the vote of any other shareholder and without having to call a shareholder meeting, and shareholders will not be able to affect the outcome of any shareholder vote during this period. As a result, Ault will have the ability to control all matters affecting us, including:

•	the composition of our Board and, through our Board, any determination with respect to our business plans and policies;
•	any determinations with respect to mergers, acquisitions and other business combinations;

29

•	our acquisition or disposition of assets;
•	our financing activities;
•	changes to our articles of incorporation and bylaws;
•	corporate opportunities that may be suitable for us and Ault;
•	determinations with respect to enforcement of rights we may have against third parties, including with respect to intellectual property rights;
•	the payment of dividends on our common stock;
•	the number of shares available for issuance under our stock plan for our prospective and existing employees; and
•	the strategy, direction and objectives of our business.

It should be noted that Ault may not require beneficial ownership amounting to an outright majority to control or very strongly influence any of the above matters, in part because many shareholders would not attend, whether in person or not, any of our shareholder meetings(s). If Ault does not provide any requisite consent allowing us to conduct such activities when requested, we will not be able to conduct such activities and, as a result, our business and our operating results may be harmed. Ault’s voting control and its additional rights described above may discourage transactions involving a change of control of us, including transactions in which you as a holder of our common stock might otherwise receive a premium for your shares over the then-current market price. Ault is not prohibited from selling a controlling interest in us to a third party and may do so without your or our approval and without providing for a purchase of your shares of common stock. Accordingly, your shares of common stock may be worth less than they would be if Ault did not maintain voting control over us or have the additional rights described above.

Ault’s interests and objectives as a shareholder may not align with, or may even directly conflict with, your interests and objectives as a shareholder. For example, Ault may be more or less interested in us entering into a transaction or conducting an activity due to the impact such transaction or activity may have on Ault as a company, independent of us. In such instances, Ault may exercise its control over us in a way that is beneficial to Ault, and you will not be able to affect the outcome so long as Ault continues to hold a majority of the outstanding shares entitled to vote. Even if Ault were to reduce its ownership below a majority of the aggregate voting power of the common stock, it could still retain effective control of our company provided that it maintained a significant number of our outstanding common stock.

In the event Ault is acquired or otherwise undergoes a change of control, any acquirer or successor will be entitled to exercise the voting control and contractual rights of Ault and may do so in a manner that could vary significantly from what Ault would have done or not done.

Our historical financial information as a subsidiary of Ault may not be representative of our results as an independent public company.

The historical financial information we have included in this Annual Report does not necessarily reflect what our financial position, results of operations or cash flows would have been had we been an independent entity during the historical periods presented. The historical costs and expenses reflected in our consolidated financial statements include an allocation for certain corporate functions historically provided by Ault, including tax, accounting, treasury, legal, human resources, compliance, insurance, sales and marketing services. The historical financial information is not necessarily indicative of what our results of operations, financial position, cash flows or costs and expenses will be in the future. We have not made pro forma adjustments to reflect many significant changes that will occur in our cost structure, funding and operations as a result of our transition to becoming a public company, including changes in our employee base, potential increased costs associated with reduced economies of scale and increased costs associated with being a publicly traded, stand-alone company. For additional information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our historical consolidated financial statements and notes thereto.

30

Risks Relating to the Distribution and Ownership of Our Common stock

We may not achieve the benefits expected from the Distribution and may be more susceptible to adverse events.

We expect that, as a company independent from Ault, we will be able to grow organically and through acquisitions. Nonetheless, we may not be able to achieve any of these benefits. Further, by separating from Ault, there is a risk that we may be more susceptible to adverse events than we would have otherwise experienced as a subsidiary of Ault. As a subsidiary of Ault, we enjoyed certain benefits, including economies of scope and scale in costs, employees and business relationships. These benefits may not be as readily achievable as a smaller, stand-alone company.

There is a limited public market for our common stock, and there may be a large number of sales after the Distribution.

Although our common stock has been publicly traded since 2007, due to the relatively few number of shares held in the “public float,” the relatively few number of shareholders and the infrequency of trading, there is currently only a limited trading market for our common stock and there can be no assurance as to the extent of the trading market that will develop following the Distribution.

Immediately after the Distribution, it is possible that there may be a larger number of sellers than purchasers of our common stock, as new shareholders may not be interested in owning an interest in our company attempt to sell their shares of our common stock. If such a situation exists, the price of our common stock would likely be adversely affected.

An active, liquid trading market for our common stock does not currently exist and may not develop after this report, and as a result, you may not be able to sell your common stock at or above the public offering price, or at all.

A relatively inactive trading market exists for our common stock on the Pink Open Market (Current Information). No assurance can be given as to the following:

•	that we will be successful in causing our common stock to become listed on the OTCQB Market or, in the future, any national securities exchange such as The Nasdaq Capital Market or NYSE American;

•	the likelihood that a more active trading market for shares of our common stock will develop or be sustained;

•	the liquidity of any such market;

•	the ability of our shareholders to sell their shares of common stock; or

•	the price that our shareholders may obtain for their shares of common stock.

If an active market does not develop for our common stock or is not maintained, the market price of our common stock may decline and you may not be able to sell your shares. The market price of our common stock may be highly volatile and subject to wide fluctuations. Our financial performance, government regulatory action, tax laws, interest rates and market conditions in general could have a significant impact on the future market price of our common stock.

The price of our common stock may have little or no relationship to the historical bid prices of our common stock on the Pink Open Market (Current Information).

There has been no public market for our capital stock other than on the Pink Open Market (Current Information). Given the limited history of sales and the lack of publicly available information about our business, financing and financial results available, among other factors, this information may have little or no relation to broader market demand for our common stock and thus the price of our common stock. As a result, you should not rely on these historical sales prices as they may differ materially from subsequent prices of our common stock following the Distribution.

Future sales, or the perception of future sales, of a substantial amount of our shares of common stock could depress the trading price of our common stock.

If we or our shareholders sell substantial amounts of our shares of common stock in the public market following the Distribution or if the market perceives that these sales could occur, the market price of shares of our common stock could decline. These sales may make it more difficult for us to sell equity or equity-linked securities in the future at a time and price that we deem appropriate, or to use equity as consideration for future acquisitions.

As of the date of this filing, we have 2,000,000,000 shares of common stock and 50,000,000 shares of “blank check” preferred stock authorized. As of April 10, 2024, we had 183,943,622 shares of common stock outstanding. Of these shares, 145,824,904 shares of common stock are currently held by unaffiliated shareholders. However, these figures do not take into account issuances of common stock that we may make between now and the Distribution Date, including those subject to conversion of Ault’s preferred stock, nor does it account for any other shares that may be issued, including but not limited to such shares awarded under a management incentive plan that we intend to establish before the Distribution.

31

The rights of the holders of common stock may be impaired by the potential issuance of preferred stock.

Our articles of incorporation give our board of directors the right to create new series of preferred stock. As a result, the board of directors may, without shareholder approval, issue preferred stock with voting, dividend, conversion, liquidation, or other rights which could adversely affect the voting power and equity interest of the holders of common stock. Preferred stock, which could be issued with the right to more than one vote per share, could be utilized as a method of discouraging, delaying, or preventing a change of control. The possible impact on takeover attempts could adversely affect the price of our common stock. Although we have no present intention to issue any shares of preferred stock in addition to those issued to Ault in the Acquisition, we may issue such shares in the future.

Because we do not intend to pay dividends on our common stock, you must rely on stock appreciation for any return on your investment.

We presently intend to retain any future earnings and do not expect to pay any dividends in the foreseeable future. As a result, you must rely on stock appreciation and a liquid trading market for any return on your investment. If an active and liquid trading market does not develop, you may be unable to sell your shares of common stock at the time you would like to sell.

Anti-takeover provisions in our charter documents could discourage, delay or prevent a change in control of our company and may affect the trading price of our common stock.

Our corporate documents and Nevada law contain provisions that may enable our board of directors to resist a change in control of our company even if a change in control were to be considered favorable by you and other shareholders. These provisions authorize the issuance of “blank check” preferred stock that could be issued by our board of directors to help defend against a takeover attempt. Further, Nevada law prohibits large shareholders, in particular those owning 10% or more of our outstanding voting stock, from merging or consolidating with us except under certain circumstances. These provisions and other provisions under Nevada law could discourage, delay or prevent a transaction involving a change in control of our company. These provisions could also discourage proxy contests and make it more difficult for you and other shareholders to elect directors of your choosing and cause us to take other corporate actions you desire.

The regulation of penny stocks by the SEC and FINRA may have an effect on the tradability of our securities.

Our shares of common stock are currently quoted on the Pink Open Market (Current Information). Our common stock is subject to a Securities and Exchange Commission rule that imposes special sales practice requirements upon broker-dealers who sell such securities to persons other than established customers or accredited investors. For purposes of the rule, the phrase “accredited investors” means, in general terms, institutions with assets in excess of $5,000,000, or individuals having a net worth in excess of $1,000,000 or having an annual income that exceeds $200,000 for the past two years (or that, when combined with a spouse’s income, exceeds $300,000).

For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser’s written agreement to the transaction prior to the sale. Consequently, the rule may affect the ability of broker-dealers to sell our securities and also may affect the ability of sellers to sell their securities in any market that might therefore develop.

In addition, the Securities and Exchange Commission has adopted a number of rules to regulate “penny stocks.” Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, 15g-7, and 15g-9 under the Exchange Act. Because our securities constitute “penny stocks” within the meaning of the rules, the rules would apply to us and to our securities. The rules may further affect the ability of owners of our common stock to sell our securities in any market that might develop for them.

Shareholders should be aware that, according to the Securities and Exchange Commission, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) “boiler room” practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and (v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities.

32

The shares of our common stock may be thinly traded on the Pink Open Market, meaning that the number of persons interested in purchasing our shares of common stock at or near ask prices at any given time may be relatively small or non-existent. This situation is attributable to a number of factors, including the fact that we are a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community that generate or influence sales volume, and that even if we came to the attention of such persons, they tend to be risk-averse and would be reluctant to follow an unproven, early stage company such as ours or purchase or recommend the purchase of our shares of common stock until such time as we became more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our shares of common stock is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on the price of our common stock.

If securities analysts do not publish research or reports about our business or if they publish negative evaluations of our stock, the price of our common stock could decline.

The trading market for our common stock will rely in part on the research and reports that industry or financial analysts publish about us or our business. We do not currently have and may never obtain research coverage by industry or financial analysts. If no or few analysts commence coverage of us, the trading price of our common stock could decrease. Even if we do obtain analyst coverage, if one or more of the analysts covering our business downgrade their evaluations of our stock, the price of our common stock could decline. If one or more of these analysts cease to cover our stock, we could lose visibility in the market for our common stock, which in turn could cause our stock price to decline.

Our charter provides for limitations of director liability and indemnification of directors, officers and employees.

Our articles of incorporation limit the liability of directors to the maximum extent permitted by Nevada law. Nevada law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability for any:

•	breach of their duty of loyalty to us or our shareholders;

•	act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases, or redemptions as provided in the Nevada Revised Statutes; or

•	transaction from which the directors derived an improper personal benefit.

These limitations of liability do not apply to liabilities arising under the federal or state securities laws and do not affect the availability of equitable remedies such as injunctive relief or rescission.

Our bylaws provide that we will indemnify our directors, officers and employees to the fullest extent permitted by law. Our bylaws also provide that we are obligated to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding. We believe that these provisions are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability in our articles of incorporation and bylaws may discourage shareholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might provide a benefit to us and our shareholders. Our results of operations and financial condition may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

General Risk Factors

If we fail to establish and maintain an effective system of internal control over financial reporting, we may not be able to report our financial results accurately or prevent fraud. Any inability to report and file our financial results accurately and timely could harm our reputation and adversely impact the trading price of our common stock.

Effective internal control over financial reporting is necessary for us to provide reliable financial reports and prevent fraud. If we cannot provide reliable financial reports or prevent fraud, we may not be able to manage our business as effectively as we would if an effective control environment existed, and our business and reputation with investors may be harmed. As a result, our small size and any current internal control deficiencies may adversely affect our financial condition, results of operations and access to capital. We have carried out an evaluation under the supervision and with the participation of our management, including our principal executive officer and principal financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the most recent period covered by this report. Based on the foregoing, our principal executive officer and principal financial officer concluded that our disclosure controls and procedures were not effective at the reasonable assurance level due to the material weaknesses described below.

33

A material weakness is a deficiency, or a combination of deficiencies, within the meaning of Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 5, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis. Management has identified the following material weaknesses which have caused management to conclude that as of December 31, 2023, our internal control over financial reporting (“ICFR”) was not effective at the reasonable assurance level:

•	We do not have sufficient resources in our accounting function, which restricts our ability to gather, analyze and properly review information related to financial reporting, including fair value estimates, in a timely manner. Due to our size and nature, segregation of all conflicting duties may not always be possible and may not be economically feasible. However, to the extent possible, the initiation of transactions, the custody of assets and the recording of transactions should be performed by separate individuals. The company's primary user access controls to ensure appropriate authorization and segregation of duties that would adequately restrict user and privileged access to the financially relevant systems and data to appropriate personnel were not designed and/or implemented effectively.

•	The insufficient resources in our accounting function also resulted in a deficiency over design and implementation of effective revenue recognition policies, procedures and controls with respect to the identification, timing and treatment of various new contracts with customers.

•	Management also concluded that there was a deficiency in internal controls over financial reporting relating to the accounting treatment for complex financial instruments which resulted in the failure to properly account for such instruments, specifically with respect to the classification and proper accounting treatment of preferred shares.

•	We did not design and maintain effective controls associated with related party transactions and disclosures. The controls in place were not designed at a sufficient level of precision or rigor to effectively prepare and review the financial records in such manner as to identify and properly disclose the nature and financial data of all our related party relationships.

Management evaluated the impact of our failure to have segregation of duties, inadequacy in design of revenue recognition policies and procedures, failure to properly account for and provide adequate disclosures of complex financial instruments and deficiency in identification and a disclosure of related party transactions and concluded that the multiple control deficiencies that resulted represented material weaknesses.

While management evaluates the effectiveness of our internal controls on a regular basis, these controls may not always be effective. There are inherent limitations on the effectiveness of internal controls, including collusion, management override, and failure in human judgment. In addition, control procedures are designed to reduce rather than eliminate business risks. In the event our Chief Executive Officer or Chief Financial Officer, our certifying officers under the Sarbanes-Oxley Act of 2002 (the “SOX”), or our independent registered public accounting firm determines our internal controls over financial reporting are not effective as defined under Section 404 of SOX, we may be unable to produce reliable financial reports or prevent fraud, which could materially harm our business. In addition, we may be subject to sanctions or investigation by government authorities or self-regulatory organizations, such as the SEC or the Financial Industry Regulatory Authority (“FINRA”). Any such actions could affect investor perceptions of our company and result in an adverse reaction in the financial markets due to a loss of confidence in the reliability of our financial statements, which could cause the market price of our common stock to decline or limit our access to capital.

We have begun to implement the actions noted below (including appropriate staffing to execute such actions) in the following areas to strengthen our internal control over financial reporting in an effort to remediate the material weaknesses.

Inventory. We have enhanced the design of existing controls and implemented new controls over the accounting, processing and recording of inventory. Specifically, we have strengthened the design of the management review control over inventory-in-transit. We have implemented processes to ensure timely identification and evaluation of inventory cut-off, and we are requiring additional accountability from counterparties on the accuracy of incoming and outgoing shipment documentation. We have deployed information system enhancements and have made better use of current system capabilities in order to improve the accuracy of inventory cut-off, reporting and reconciliation. In addition, we have been creating an assembly bill of materials (“BOM”) in our business software to facilitate efficient and accurate manufacturing and provide proper recording of raw materials inventory. The BOM structure ultimately minimizes inventory inaccuracies and production delays, and we have been increasing cycle counting of inventory used in production to improve accuracy. Lastly, we have recently hired a material specialist whose responsibility is to maintain inventory records.

Revenue Recognition. We intend on enhancing the design of existing controls and implement new controls over the review of the application and recording of revenue for customer contracts under the guidance outlined in ASC 606. We also intend on implementing more thorough reviews of contracts by evaluating contractual terms and determining whether certain contracts should be consolidated, involve related parties and the proper timing of revenue recognition. These reviews will include more comprehensive contractual analysis from our legal team while ensuring qualified resources are involved and adequate oversight is performed during the internal technical accounting review process.

34

Accounts Receivable. We intend on enhancing the design of existing controls and implement new controls over the processing and review of accounts receivable billings. We plan to supplement our accounting staff with more experienced personnel. We will also evaluate information system capabilities in order to reduce the manual calculations within this business process.

Complex Financial Instruments. We will design and implement controls to properly identify and implement the proper accounting treatment and classifications of our complex financial instruments to ensure our equity accounting and treatment is in accordance with U.S. generally accepted accounting principles. We intend to accomplish this by implementing more thorough reviews of certain details regarding all rights, penalties, record holders and negative covenants of the financial instruments in order to apply the correct accounting guidance (liabilities vs. equity vs. temporary equity).

While these actions and planned actions are subject to ongoing management evaluation and will require validation and testing of the design and operating effectiveness of internal controls over a sustained period of financial reporting cycles, we are committed to the continuous improvement of our internal control over financial reporting. We will continue to diligently review our internal control over financial reporting.

Our operating results may vary from quarter to quarter.

Our operating results have in the past been subject to quarter-to-quarter fluctuations, and we expect that these fluctuations will continue, and may increase in magnitude, in future periods. Demand for our products is driven by many factors, including the availability of funding for our products in our customers’ capital budgets. There is a trend for some of our customers to place large orders near the end of a quarter or fiscal year, in part to spend remaining available capital budget funds. Seasonal fluctuations in customer demand for our products driven by budgetary and other concerns can create corresponding fluctuations in period-to-period revenues, and we therefore cannot assure you that our results in one period are necessarily indicative of our revenues in any future period. In addition, the number and timing of large individual sales and the ability to obtain acceptances of those sales, where applicable, have been difficult for us to predict, and large individual sales have, in some cases, occurred in quarters subsequent to those we anticipated, or have not occurred at all. The loss or deferral of one or more significant sales in a quarter could harm our operating results for such quarter. It is possible that, in some quarters, our operating results will be below the expectations of public market analysts or investors. In such events, or in the event adverse conditions prevail, the market price of our common stock may decline significantly.

Many of our competitors are larger and have greater financial and other resources than we do.

Our products compete and will compete with similar if not identical products produced by our competitors. These competitive products could be marketed by well-established, successful companies that possess greater financial, marketing, distribution personnel, and other resources than we do. Using said resources, these companies can implement extensive advertising and promotional campaigns, both generally and in response to specific marketing efforts by competitors. They can introduce new products to new markets more rapidly. In certain instances, competitors with greater financial resources may be able to enter a market in direct competition with us, offering attractive marketing tools to encourage the sale of products that compete with our products or present cost features that consumers may find attractive.

Existing or new competitors may develop products or technologies that more effectively address the demands of our customers and markets with enhanced performance, features and functionality or lower cost. Larger competitors frequently seek to maintain market share and protect customer relationships through heavily discounted pricing, which we may not be able to match. If we fail to develop and commercialize leading-edge technologies and products that are cost effective and maintain high standards of quality and introduce them to the market on a timely basis, our competitive position and results of operations could be materially adversely affected.

Changes in the U.S. tax and other laws and regulations may adversely affect our business.

The U.S. government may revise tax laws, regulations or official interpretations in ways that could have a significant adverse effect on our business, including modifications that could reduce the profits that we can effectively realize, or that could require costly changes to those operations, or the way in which they are structured. For example, the effective tax rates for most U.S. companies reflect the fact that income earned and reinvested outside the U.S. is generally taxed at local rates, which may be much lower than U.S. tax rates. If we expand abroad and there are changes in tax laws, regulations or interpretations that significantly increase the tax rates on non-U.S. income, our effective tax rate could increase, and our profits could be reduced. If such increases resulted from our status as a U.S. company, those changes could place us at a disadvantage to our non-U.S. competitors if those competitors remain subject to lower local tax rates.

35

Our sales and profitability may be affected by changes in economic, business and industry conditions.

If the economic climate in the United States or abroad deteriorates, customers or potential customers could reduce or delay their technology investments. Reduced or delayed technology and entertainment investments could decrease our sales and profitability. In this environment, our customers may experience financial difficulty, cease operations and fail to budget or reduce budgets for the purchase of our products and professional services. This may lead to longer sales cycles, delays in purchase decisions, payment and collection, and can also result in downward price pressures, causing our sales and profitability to decline. In addition, general economic uncertainty and general declines in capital spending in the information technology sector make it difficult to predict changes in the purchasing requirements of our customers and the markets we serve. There are many other factors which could affect our business, including:

•	the introduction and market acceptance of new technologies, products and services;
•	new competitors and new forms of competition;
•	the size and timing of customer orders (for retail distributed physical product);
•	the size and timing of capital expenditures by our customers;
•	adverse changes in the credit quality of our customers and suppliers;
•	changes in the pricing policies of, or the introduction of, new products and services by us or our competitors;
•	changes in the terms of our contracts with our customers or suppliers;
•	the availability of products from our suppliers; and
•	variations in product costs and the mix of products sold.

These trends and factors could adversely affect our business, profitability and financial condition and diminish our ability to achieve our strategic objectives.

Our limited ability to protect our proprietary information and technology may adversely affect our ability to compete, and our products could infringe upon the intellectual property rights of others, resulting in claims against us, the results of which could be costly.

Many of our products consist entirely or partly of proprietary technology owned by us. Although we seek to protect our technology through a combination of copyrights, trade secret laws and contractual obligations, these protections may not be sufficient to prevent the wrongful appropriation of our intellectual property, nor will they prevent our competitors from independently developing technologies that are substantially equivalent or superior to our proprietary technology. In addition, the laws of some foreign countries do not protect our proprietary rights to the same extent as the laws of the United States. In order to defend our proprietary rights in the technology utilized in our products from third party infringement, we may be required to institute legal proceedings, which would be costly and would divert our resources from the development of our business. If we are unable to successfully assert and defend our proprietary rights in the technology utilized in our products, our future results could be adversely affected.

Although we attempt to avoid infringing known proprietary rights of third parties in our product development efforts, we may become subject to legal proceedings and claims for alleged infringement from time to time in the ordinary course of business. Any claims relating to the infringement of third-party proprietary rights, even if not meritorious, could result in costly litigation, divert management’s attention and resources, require us to reengineer or cease sales of our products or require us to enter into royalty or license agreements which are not advantageous to us. In addition, parties making claims may be able to obtain an injunction, which could prevent us from selling our products in the United States or abroad.

If we ship products that contain defects, the market acceptance of our products and our reputation will be harmed and our customers could seek to recover their damages from us.

Our products are complex, and despite extensive testing, may contain defects or undetected errors or failures that may become apparent only after our products have been shipped to our customers and installed in their network or after product features or new versions are released. Any such defect, error or failure could result in failure of market acceptance of our products or damage to our reputation or relations with our customers, resulting in substantial costs for us and our customers, as well as the cancellation of orders, warranty costs and product returns. In addition, any defects, errors, misuse of our products or other potential problems within or out of our control that may arise from the use of our products could result in financial or other damages to our customers. Our customers could seek to have us pay for these losses. Although we maintain product liability insurance, it may not be adequate.

36

The elimination of monetary liability against our directors, officers and employees under law and the existence of indemnification rights for or obligations to our directors, officers and employees may result in substantial expenditures by us and may discourage lawsuits against our directors, officers and employees.

Our articles of incorporation contain a provision permitting us to eliminate the personal liability of our directors to us and our shareholders for damages for the breach of a fiduciary duty as a director or officer to the extent provided by Nevada law. We may also have contractual indemnification obligations under any future employment agreements with our officers. The foregoing indemnification obligations could result in us incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which we may be unable to recoup. These provisions and the resulting costs may also discourage us from bringing a lawsuit against directors and officers for breaches of their fiduciary duties and may similarly discourage the filing of derivative litigation by our shareholders against our directors and officers even though such actions, if successful, might otherwise benefit us and our shareholders.

Failure to build our finance infrastructure and improve our accounting systems and controls could impair our ability to comply with the financial reporting and internal controls requirements for publicly traded companies.

As a public company, we will operate in an increasingly demanding regulatory environment, which requires us to comply with SOX, the rules and regulations of the SEC, expanded disclosure requirements, accelerated reporting requirements and more complex accounting rules. Company responsibilities required by SOX include establishing corporate oversight and adequate internal control over financial reporting and disclosure controls and procedures. Effective internal controls are necessary for us to produce reliable financial reports and are important to help prevent financial fraud. Commencing with our fiscal year ending 2024, we must perform system and process evaluation and testing of our internal controls over financial reporting to allow management to report on the effectiveness of our internal controls over financial reporting in our Form 10-K filing for that year, as required by Section 404 of SOX. We have never been required to test our internal controls within a specified period and, as a result, we may experience difficulty in meeting these reporting requirements in a timely manner.

We anticipate that the process of building our accounting and financial functions and infrastructure will require significant additional professional fees, internal costs and management efforts. We expect that we will need to implement a new internal system to combine and streamline the management of our financial, accounting, human resources and other functions. However, such a system would likely require us to complete many processes and procedures for the effective use of the system or to run our business using the system, which may result in substantial costs. Any disruptions or difficulties in implementing or using such a system could adversely affect our controls and harm our business. Moreover, such disruption or difficulties could result in unanticipated costs and diversion of management attention. In addition, we may discover weaknesses in our system of internal financial and accounting controls and procedures that could result in a material misstatement of our financial statements. Our internal control over financial reporting will not prevent or detect all errors and all fraud. A control system, no matter how well designed and operated, can provide only reasonable, not absolute, assurance that the control system’s objectives will be met. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that misstatements due to error or fraud will not occur or that all control issues and instances of fraud will be detected.

If we are not able to comply with the requirements of Section 404 of SOX in a timely manner, or if we are unable to maintain proper and effective internal controls, we may not be able to produce timely and accurate financial statements. If we cannot provide reliable financial reports or prevent fraud, our business and results of operations could be harmed, investors could lose confidence in our reported financial information and we could be subject to sanctions or investigations by the SEC or other regulatory authorities.

The effects of the Covid-19 pandemic have materially affected how we and our customers are operating our businesses, and the duration and extent to which this will impact our future results of operations and overall financial performance remains uncertain.

We depend on the timely supply of materials, services and related products to meet the demands of our customers, which depends in part on the timely delivery of materials and services from suppliers and contract manufacturers. Significant or sudden increases in demand for the raw materials and services that we require to manufacture and sell our power electronics EV charging stations, including component parts, may result in a shortage of such materials or may cause shipment delays due to transportation interruptions or capacity constraints. Such shortages or delays could adversely impact our suppliers’ ability to meet our demand requirements. Similarly, as an ODM designing and manufacturing electronic products, many of our customers facing similar challenges

The effect of future health pandemics and the ongoing Covid-19 pandemic on our business, prospects and results of operations will depend on their duration and sustained impact. Difficult macroeconomic conditions, such as supply shortages, increased inflation, increased and prolonged unemployment or a decline in consumer confidence as a result of pandemics, as well as reduced spending by businesses, could have a material adverse effect on the demand for our products and services. The effect of, or even the threats of, a new global pandemic can also vary over time and across the region we operate

37

The Covid-19 pandemic continues to disrupt the global supply chain caused some delays in equipment orders from our contract manufacturers. As federal, state, local and foreign economies return to pre-pandemic levels, we expect demand for power electronics products charging station usage to increase; however, we are unable to predict the extent of such recovery due to the uncertainty of the possible recurrence of Covid-19 or its variants. As a result, we are unable to predict the ultimate impact that continuing equipment order delays will have on our business and our future results of operations, financial position and cash flows.

ITEM 1B. UNRESOLVED STAFF COMMENTS.

Not applicable.

ITEM 1C. CYBERSECURITY.

Information Security Program

Our information security organization safeguards the confidentiality, integrity, and availability of our systems, services, and data. We employ skilled security and technology professionals, both internal and external, and continually invest in the resources necessary to adapt and counter evolving cybersecurity threats. Our work is overseen by the Task Force (as defined below) for strategic guidance and accountability.

Cybersecurity Risk Management and Strategy

Our information security program incorporates a robust cybersecurity risk management strategy. This strategy prioritizes continuous improvement and ensures the confidentiality, integrity, and availability of our critical systems, data, and operations.

We leverage industry best practices, including guidance from the National Institute of Standards and Technology (NIST), to identify, assess, and manage cybersecurity risks relevant to our business. While we don't adhere to any specific technical standards or specifications, NIST provides a guide to help us identify, assess, and manage cybersecurity controls and risks relevant to our business.

•	Risk Identification: We proactively identify potential threats across our facilities, vendors, operations, systems, and broader IT environment. Threat intelligence, current attack trends, and industry-specific threats inform our risk assessments.

•	Risk Evaluation: We conduct regular risk assessments to measure our preparedness against identified threats.

•	Actionable Plans: We ensure risk is addressed and tracking any necessary remediation through an action plan.

While cybersecurity risks are inherent to our industry, we have experienced no material impact on our business strategy, operations, or financial condition to date. We remain vigilant in managing these risks through our comprehensive security program.

Cybersecurity Governance

Management is responsible for the cybersecurity risk management program as well as actions to identify, assess, mitigate, and remediate material issues. The Company’s cybersecurity risk management program is supervised by our Chief Technology Officer (“CTO”), who reports directly to the Company’s Chief Executive Officer. The CTO and his team are responsible for leading cybersecurity strategy, policy, standards, architecture and processes.

Our board of directors has ultimate oversight of and is charged of cybersecurity matters and receives reports from the CTO on, among other things, the Company’s cyber risks and threats, the status of projects to strengthen the Company’s information security systems, and the emerging threat landscape. In accordance with our cyber incident response plan, the board of directors is promptly informed by management of cybersecurity incidents with the potential to materially adversely affect the Company or its information systems and is regularly updated about incidents with lesser impact potential. At least annually, the board of directors reviews and discusses the Company’s technology strategy in combination with the Company’s strategic objectives with Management.

In an effort to detect and defend against cyber threats, the Company annually provides its employees with various cybersecurity and data protection training programs. These programs cover timely and relevant topics, including social engineering, phishing, password protection, confidential data protection, asset use and mobile security, and educate employees on the importance of reporting all incidents promptly.

ITEM 2. PROPERTIES

Our principal business and corporate address is 1421 McCarthy Blvd, Milpitas, CA.

38

ITEM 3. LEGAL PROCEEDINGS

The Company is currently involved in litigation arising from matters in the ordinary course of business. We are regularly subject to claims, suits, regulatory and government investigations, and other proceedings involving labor and employment, commercial disputes, and other matters. Such claims, suits, regulatory and government investigations, and other proceedings could result in fines, civil penalties, or other adverse consequences.

Certain of these outstanding matters include speculative or indeterminate monetary amounts. We record an undiscounted liability for contingent losses, including future legal costs, settlements and judgments, when we consider it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. If we determine that a loss is reasonably possible and the loss or range of loss can be estimated, we disclose the reasonably possible loss. We evaluate developments in our legal matters that could affect the amount of liability that has been previously accrued, and the matters and related reasonably possible losses disclosed, and make adjustments as appropriate. Significant judgment is required to determine both likelihood of there being a loss and the estimated amount of loss related to such matters.

With respect to our outstanding matters, based on our current knowledge, we believe that the amount or range of reasonably possible loss will not, either individually or in aggregate, have a material adverse effect on our business, consolidated financial position, results of operations, or cash flows. However, the outcome of such matters is inherently unpredictable and subject to significant uncertainties.

ITEM 4. MINE SAFETY DISCLOSURES

Not applicable.

39

PART II

ITEM 5. MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED SHAREHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Market Information

Our common stock is quoted on the Pink Open Market (Current Information), operated by OTC Markets Group Inc., under the symbol TOG. The last reported sale price for our common stock, as quoted on the Pink Open Market, was $0.013 on April 10, 2024.  Quotes of stock trading prices on any over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

We have never declared or paid dividends on our common stock and do not anticipate paying dividends on our common stock at any time in the foreseeable future. The terms of our series A preferred stock will prohibit us from paying dividends on all classes of stock junior to such stock (including our common stock) while shares of our series A preferred stock remain outstanding.

An application has been submitted to have our shares of common stock to be received in the Distribution listed for quotation on the OTCQB Market.

Holders

As of December 31, 2023, there were 198 shareholders of record of our common stock based upon the records of the shareholders provided by our transfer agent. Our transfer agent is Computershare, Inc. A number of holders of our common stock are “street name” or beneficial holders whose shares of record are held by banks, brokers, and other financial institutions.

Dividends

We have never paid or declared any dividends on our Common Stock and do not anticipate paying cash dividends in the foreseeable future. The terms of our series A preferred stock will prohibit us from paying dividends on all classes of stock junior to such stock (including our common stock) while shares of our series A preferred stock remain outstanding.

Securities Authorized for Issuance Under Equity Compensation Plans

On June 27, 2023, the Company held a special meeting of shareholders and the shareholders voted and approved the TurnOnGreen, Inc. 2023 Stock Incentive Plan which reserved 100,000,000 shares for issuance. As of December 31, 2023, no shares had been issued under the plan.

Unregistered Sales of Equity Securities

We have previously disclosed all sales of securities without registration under the Securities Act of 1933, as amended.

Issuer Purchases of Equity Securities

None

ITEM 6. RESERVED

ITEM 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

You should read the following discussion and analysis of our financial condition and results of our operations together with our financial statements and the notes thereto appearing elsewhere in this Annual Report on Form 10-K. This discussion contains forward-looking statements reflecting our current expectations, whose actual outcomes involve risks and uncertainties. Actual results and the timing of events may differ materially from those stated in or implied by these forward-looking statements due to several factors, including those discussed in the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements,” and elsewhere in this Annual Report on Form 10-K.

40

Plan of Operations

We are an emerging electric vehicle (“EV”) electrification infrastructure solutions and premium custom power products company, through our wholly owned subsidiaries Digital Power Corporation (‘DPC”) and TOG Technologies Inc. (“TOGT”), design, develop, manufacture and sell highly engineered, feature-rich, high-grade-power conversion and power system solutions to diverse industries and markets including e-Mobility, medical, military, telecommunications, and industrial as well as design and provide a line of advanced EV charging solutions. Through DPC, we provide solutions which leverage a combination of low leakage power emissions, very high-power density with power efficiency, flexible design leveraging customized firmware and short time to market. Our designed and manufactured, highly engineered, precision power conversion and control solutions serve mission-critical applications and processes. Through TOGT, we market and sell a line of scalable EV residential, commercial and ultra-fast charging products and comprehensive charging management software and network services. The business represents a natural outgrowth from our proprietary core power technologies to optimizing the design and performance of EV charging solutions.

Our strategy is to be the supplier of choice across numerous markets that require high-quality power system solutions where custom design, superior product, high quality, time to market and competitive prices are critical to business success. We believe that we provide advanced custom product design services to deliver high-grade products that reach a high level of efficiency and density and can meet rigorous environmental requirements. Our customers benefit from a direct relationship with us that supports all their needs for designing and manufacturing power solutions and products. By implementing our proprietary core technology, including process implementation in integrated circuits, we can provide cost reductions to our customers by replacing their existing power sources with our custom design cost-effective products.

On March 20, 2022, TOG entered into a Securities Purchase Agreement (the “Agreement”) with TurnOnGreen, Inc., a Nevada corporation (“TOGI”), a then wholly owned subsidiary of Ault. Pursuant to the Agreement, at the Closing, which occurred on September 6, 2022, the Parent delivered to us all of the outstanding shares of common stock of TOGI held by the Parent, and in consideration for the issuance by TOG to the Parent (the “Acquisition”) of an aggregate of 25,000 newly designated shares of Series A Preferred Stock (the “Series A Preferred Stock”), with each such share having a stated value of $1,000. The Series A Preferred Stock has an aggregate liquidation preference of $25 million, is convertible into shares of our common stock at the Parent’s option, is redeemable by the Parent, and entitles the Parent to vote with the common stock on an as-converted basis. Immediately following the Acquisition, TOGI became our wholly owned subsidiary, and subsequent thereto, TOGI was merged with and into our company, pursuant to which TOGI ceased to exist. TurnOnGreen continues to be led by its Chief Executive Officer and Chief Financial Officer, Amos Kohn and its President, Marcus Charuvastra.

Factors Affecting Our Performance

We believe that the growth of our business and our future success depend on various opportunities, challenges, trends and other factors, including the following:

➢        Our business model is evolving and we will need to invest a substantial amount of operating capital on an ongoing basis to support our EV charging solutions business. We expect to use the largest portion of any capital we may be able to raise to purchase EV components and inventory in connection with future sales and installations. To the extent that the capital expenditure requirements of our EV charging solutions business are greater than anticipated, any funds we have will be unavailable for our other operations. It is likely that we will need substantial additional funds for our working capital and capital expenditure requirements as we grow our EV charging solutions business.

➢        Our ability to provide our products and systems on a timely basis relies heavily on obtaining essential electronic components used not only in our products but also in our customers' products. As an electronics technology original design manufacturer ("ODM") and original equipment design manufacturer (“OEM”), we continue to face significant challenges in producing some of our products due to shortages and delays in electronic components and raw materials. Various factors, including the Covid-19 pandemic, heightened demand for electronics, and disruptions in the supply chain, have led to a widespread scarcity of these crucial materials. Some of our customers face similar challenges, affecting their demand for our products promptly.

➢        Electronic component shortages are stretching into 2023 and beyond because of Covid-19, political strife, and sourcing competition used in our products. Our OEM are currently 12-18 months likewise some of our customers who source our products facing similar supply chain disruption and reduction in customers’ demand for their products have a negative effect on their business in which has a negative impact on our business.

The disruption in supply chain continued throughout 2023, has extended our production time periods and delayed the timing of revenue recognition. The impact of parts shortages has been abrupt, and consequently, we estimate that our costs have increased by approximately 20% in 2023. We have also experienced decreases in demand for our products and services, deficiencies in the supply of raw materials, closures of manufacturing facilities, pushing out orders schedule or canceling some orders by some of our customers, extended lead times to procure supplies and insufficient staffing. We believe this has been a contributing factor to the decline in our revenues by approximately 24% in 2023.

➢        To date, our operations were financed principally through investments by Ault and took advantage of Ault’s size and purchasing power in procuring goods, technology, and services, including insurance, employee benefit support and audit, and other professional services. Though Ault is now a controlling shareholder after the completion of the Acquisition, we may not have access to Ault’s financial and other resources in the future.

41

Results of Operations

for the Years Ended December 31, 2023, and 2022

	2023	2022	Change ($)	Change (%)
Revenue	$4,201,000	$5,522,000	$(1,321,000)	(24)%
Cost of revenue	3,306,000	3,504,000	(198,000)	(6)%
Gross profit	895,000	2,018,000	(1,123,000)	(56)%
Operating expenses:
Research and development	418,000	697,000	(279,000)	(40)%
Selling and marketing	1,446,000	1,522,000	(76,000)	(5)%
General and administrative	3,642,000	3,963,000	(320,000)	(8)%
Depreciation	63,000	51,000	12,000	(24)%
Total operating expenses	5,569,000	6,233,000	(664,000)	(11)%
Operating loss	(4,674,000)	(4,215,000)	459,000	11%
Other expense:
Interest	160,000	5,000	155,000	3,100%
Total other expense	160,000	5,000	155,000	3,100%
Net loss	(4,834,000)	(4,220,000)	614,000
Preferred dividends	(2,028,000)	(639,000)	1,389,000	34%
Net loss available to common shareholders	$(6,862,000)	$(4,859,000)

Revenue and Gross Profit

For the year ended December 31, 2023, we had decreased revenues of $1,321,000 and decreased gross profits of $198,000 compared to the year ended December 31, 2022, primarily due to decreased sales in the year ended December 31, 2023, related to large projects which were discontinued in 2022, that drove increased production and deliveries in the comparable year. Additionally, our cost of revenue increased primarily due to charges for excess and obsolete inventory of $853,000 in the year ended December 31, 2023.

Net Loss and Operating Expenses

During the year ended December 31, 2023, our net loss increased $614,000 from the year ended December 31, 2022. During the year ended December 31, 2023, our gross profit decreased $1,123,000 as described above, but was somewhat offset by decreased operating expenses of $664,000.

Net Loss Available to Common Shareholders

In September of 2022, TOG was combined with certain entities under the common control of our Parent. As part of this transaction, we issued preferred stock that accrues a dividend, which has resulted in an increase in the net loss available to common shareholders of $1.4 million for the year ended December 31, 2023, compared to the prior year.

Liquidity and Capital Resources

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has incurred recurring net losses and operations have not provided sufficient cash flows. We believe that we will continue to incur operating and net losses each quarter until at least the time we begin significant deliveries of our products. Our inability to continue as a going concern could have a negative impact on the Company, including our ability to obtain needed financing. In view of these matters, there is substantial doubt about our ability to continue as a going concern. The Company intends to finance its future development activities and its working capital needs largely through the sale of equity securities with some additional funding from other sources, including term notes until such time as funds provided by operations are sufficient to fund working capital requirements. The consolidated financial statements of the Company do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classifications of liabilities that might be necessary should the Company be unable to continue as a going concern. As of December 31, 2023, the Company had cash and cash equivalents of $0.0 million and negative working capital of $5.5 million.

42

Critical Accounting Estimates

Our consolidated financial statements have been prepared in accordance with U.S. GAAP. The preparation of these consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the balance sheet date, as well as the reported revenues and expenses recognized during the reporting period. Management bases its estimates on historical experience and on various other assumptions believed to be reasonable, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results could differ from those estimates, and such differences could be material to our financial statements.

Impact of Coronavirus on Our Operations

The Covid-19 pandemic still had a negative impact on our Company during 2023, and has impacted our supply chain for semiconductors and other electronic components and material parts from vendors, particularly as a result of disruptions from the temporary suspension of operations of semiconductors, electronic manufacturers and distributors.

Impact on Our Supply Chain

The Covid-19 pandemic has caused, and continues to cause, disruptions to our supply chain. Global manufacturing operations have significantly deteriorated as a result of temporary suspensions in critical locations where electrical components are produced or held for distribution. These manufacturing disruptions combined with parts shortages are materially increasing the price of our supplies. The impact of parts shortages has been abrupt and, consequently, we estimate that our costs have increased by approximately 20% since 2020. We have also experienced decreases in demand for our products and services, deficiencies in the supply of raw materials, closures of manufacturing facilities, extended lead times to procure supplies and insufficient staffing.

43

Supply chain disruptions, component shortages, manufacturing interruptions, higher materials, and products’ costs, longer lead time, customers’ orders’ delays, and some customers' orders cancelations had significant adverse contribution to business and results of operations. For example, supply chain challenges related to the Covid-19 pandemic and global semiconductor chip shortages have impacted our customers and, as a result, impacted us. We depend on the timely supply of materials, services and related products to meet the demands of our customers, which depends in part on the timely delivery of materials and services from our suppliers and contract manufacturers. Similarly, our customers are facing similar challenges which adversely affect their business resulting in pushing out the delivery schedule for some orders or canceling some orders they have placed with.

The disruptions in manufacturing, delivery, prolonged port congestion and intermittent supplier shutdowns and delays, each of which has been exacerbated by the Covid-19 pandemic, have resulted in additional costs and, to a lesser extent, component shortages, and have led to fluctuations in our sales similarly effected many customers of us. The increased demand for electronic products and trade restrictions that affect raw materials have contributed to a shortfall of semiconductor chips, which has caused additional supply challenges.

Ongoing supply chain challenges, component shortages and heightened logistics costs have adversely affected our gross margins in fiscal 2023 and we expect that gross margins will continue to be adversely affected by increased material costs and freight and logistic expenses for the foreseeable future. Further, any sustained downturn in demand for electronic technology used in our customers’ electronic systems and EVs would also harm our business.

Such adverse impacts on our supply chain could limit our ability to manufacture and sell our products on a timely and cost effective basis and adversely affect our gross margins, which could materially adversely affect our business and results of operations. The measures and proactive steps we have taken to address the challenges posed by recent supply chain disruptions and revenue fluctuations affecting us and our customers.

In response to these issues, we have implemented during the years ended December 31, 2023, and 2022 the following measures:

•	Strategic Pricing Adjustments: We have increased the pricing of select products to align with our costs and maintain profitability.

•	Product Portfolio Optimization: Certain products have been replaced with alternatives that offer higher profit margins, enhancing overall revenue streams.

•	Engineering Contracts: We have secured engineering contracts with new tier 1 customers in the defense and telecommunications sectors. These contracts focus on designing advanced power electronic products for defense tactical applications and telecommunications broadband networks. This initiative aims to mitigate supply chain disruptions and offset revenue reduction.

•	Diversification of Suppliers: To mitigate the impact of supplier shutdowns, we have qualified alternative suppliers for critical materials and components.

•	Product Redesign: We have redesigned certain products by reengineering main circuit boards to accommodate alternative microchips and materials, ensuring a stable supply chain.

•	Manufacturing Partner Optimization: Production of some products has been relocated from suspended contract manufacturers to alternative partners with whom we have established relationships, ensuring uninterrupted manufacturing processes.

•	Inventory Management: We have procured critical raw materials and increased inventory levels to improve sales delivery response times.

•	Talent Acquisition: In response to staffing shortages, we have hired and continue to onboard qualified personnel to support our operations effectively.

These strategic initiatives demonstrate our commitment to adaptability and resilience in the face of challenges. We remain focused on delivering value to our customers while navigating market uncertainties.

Recently Issued Accounting Pronouncements

The Company has implemented all the new accounting pronouncements that are in effect.  These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

44

Recent Developments

On September 5, 2023, our board received and accepted the resignation of David J. Katzoff from his position as the Chief Financial Officer of the Company, effective September 5, 2023. Mr. Katzoff’s resignation is not related to or due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices, including the Company’s accounting principles and practices and internal controls.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The Company is a smaller reporting company as defined in Rule 12b-2 under the Exchange Act. As a result, pursuant to Item 305(e) of Regulation S-K, the Company is not required to provide the information required by this Item.

45

ITEM 8.    FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

TurnOnGreen, Inc. and Subsidiaries

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of TurnOnGreen, Inc. (formerly known as Imperalis Holding Corp.) and Subsidiaries (the “Company”) as of December 31, 2023 and 2022, the related consolidated statements of operations, changes in shareholders’ deficit and cash flows for each of the two years in the period ended December 31, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 3, the Company has a significant working capital deficiency, has incurred significant losses and needs to raise additional funds to meet its obligations and sustain its operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

Marcum LLP

We have served as the Company’s auditor since 2021.

New York, NY

April 11, 2024

F-2

TURNONGREEN, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	December 31,
	2023	2022
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$21,000	$95,000
Accounts receivable	966,000	1,022,000
Inventories	1,339,000	2,595,000
Prepaid expenses	630,000	684,000
TOTAL CURRENT ASSETS	2,956,000	4,396,000

Property and equipment, net	358,000	326,000
Right-of-use assets	1,133,000	1,661,000
Other noncurrent assets	270,000	270,000
TOTAL ASSETS	$4,717,000	$6,653,000

LIABILITIES AND SHAREHOLDERS’ DEFICIT
CURRENT LIABILITIES
Accounts payable, accrued expenses and other current liabilities	$1,583,000	$1,798,000
Dividends payable	2,667,000	639,000
Accrued legal contingencies	1,066,000	681,000
Operating lease liability, current	619,000	561,000
Related party notes and advances payable	2,472,000	52,000
TOTAL CURRENT LIABILITIES	8,407,000	3,731,000

LONG TERM LIABILITIES
Operating lease liability, non-current	631,000	1,251,000
Other long term liabilities	105,000	59,000
TOTAL LIABILITIES	9,143,000	5,041,000

COMMITMENTS AND CONTINGENCIES (NOTE 16)
REDEEMABLE CONVERTIBLE PREFERRED STOCK
Preferred stock series A subject to possible redemption, 50,000,000 shares authorized: 25,000 issued and outstanding at stated redemption value of $1,000 per share as of December 31, 2023, December 31, 2022, respectively	25,000,000	25,000,000

SHAREHOLDER’S DEFICIT:
Common Stock, par value $0.001 a share; 2,000,000,000 shares authorized as of December 31, 2023, and 750,000,000 as of December 31, 2022: 183,941,422 shares issued and outstanding on December 31, 2023, and 172,694,837 as of December 31, 2022, respectively	184,000	173,000
Additional paid-in capital	13,504,000	12,691,000
Accumulated deficit	(43,114,000)	(36,252,000)
TOTAL SHAREHOLDERS’ DEFICIT	(29,426,000)	(23,388,000)
TOTAL LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND SHAREHOLDERS’ DEFICIT	$4,717,000	$6,653,000

The accompanying notes are an integral part of these consolidated financial statements.

F-3

TURNONGREEN, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Year Ended December 31,
	2023	2022
Revenue	$4,201,000	$5,522,000
Cost of revenue	3,306,000	3,504,000
Gross profit	895,000	2,018,000

Operating expenses:
General and administration	3,705,000	4,014,000
Selling and marketing	1,446,000	1,522,000
Research and development	418,000	697,000
Total operating expenses	5,569,000	6,233,000
Operating loss	(4,674,000)	(4,215,000)
Other expense:
Interest expense, related party	160,000	3,000
Interest expense	-	2,000
Total other expense	160,000	5,000
Net loss	(4,834,000)	(4,220,000)

Preferred Dividends	(2,028,000)	(639,000)
Net loss available to common shareholders	$(6,862,000)	$(4,859,000)

Net loss per common share basic and diluted:	$(0.04)	$(0.09)

Weighted average common shares, basic and diluted	177,562,045	54,273,016

The accompanying notes are an integral part of these consolidated financial statements.

F-4

TURNONGREEN, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ DEFICIT

	Common Stock		Additional		Total
	Shares	Amount	Paid in Capital	Accumulated Deficit	Shareholders’ Deficit
Balance, January 1, 2023	172,694,837	$173,000	$12,691,000	$(36,252,000))	$(23,388,000)
Contribution from Parent	-	-	730,000	-	730,000
Fair value of warrants at issuance	-	-	39,000	-	39,000
Common stock issued upon conversion of convertible notes	11,241,370	11,000	44,000	-	55,000
Common stock issued upon exercise of warrants	5,215	-	-	-	-
Preferred dividends	-	-	-	(2,028,000)	(2,028,000)
Net loss	-	-	-	(4,834,000)	(4,834,000)
Balance, December 31, 2023	183,941,422	$184,000	$13,504,000	$(43,114,000)	$(29,426,000)

	Common Stock		Additional		Total
	Shares	Amount	Paid in Capital	Accumulated Deficit	Shareholders’ Deficit
Balance, January 1, 2022	-	$-	$9,383,000	$(31,393,000)	$(22,010,000)
Contribution from Parent	-	-	3,209,000	-	3,209,000
Common stock assumed on acquisition of net assets	161,704,695	162,000	-	-	162,000
Common stock issued upon conversion of promissory notes	10,990,142	11,000	99,000		110,000
Preferred dividends	-	-	-	(639,000)	(639,000)
Net loss	-	-	-	(4,220,000)	(4,220,000)
Balance, December 31, 2022	172,694,837	$173,000	$12,691,000	$(36,252,000)	$(23,388,000)

The accompanying notes are an integral part of these consolidated financial statements.

F-5

TURNONGREEN, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Year Ended December 31,
Cash flows from operating activities:	2023	2022
Net loss	$(6,862,000)	$(4,859,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	93,000	51,000
Amortization of right-of-use assets	528,000	488,000
Amortization of debt discount	89,000	-
Inventory adjustment	853,000	-
Allocation of parent company overhead	153,000	670,000
Changes in operating assets and liabilities
Accounts receivable	56,000	(395,000)
Prepaid expenses and other assets	(29,000)	1,136,000
Inventory	403,000	(1,349,000)
Accounts payable	(89,000)	508,000
Accrued expenses and other current liabilities	(48,000)	1,382,000
Dividends payable	2,028,000
Operating lease liabilities	(516,000)	(301,000)
Net cash used in operating activities	(3,341,000)	(2,669,000)

Cash flows from investing activities:
Purchase of property and equipment	(42,000)	(263,000)
Cash used in investing activities	(42,000)	(263,000)

Cash flows from financing activities:
Proceeds from related party advances, net of payments	2,482,000	52,000
Proceeds from contribution from parent	577,000	2,863,000
Proceeds from note payable, fees	250,000	-
Net cash provided by financing activities	3,309,000	2,915,000

Net decrease in cash and cash equivalents	(74,000)	(17,000)
Cash at beginning of period	95,000	112,000
Cash at end of period	$21,000	$95,000
Non-cash investing and financing activities
Recognition of new operating lease right-of-use assets and lease liabilities	$-	$1,905,000
Acquisition of net assets	$-	$214,000
Conversion of principal and interest on convertible note	$55,000	$110,000

The accompanying notes are an integral part of these consolidated financial statements.

F-6

TURNONGREEN, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2023

1. DESCRIPTION OF BUSINESS

Overview

TurnOnGreen, Inc. (formerly known as Imperalis Holding Corp.), a Nevada Corporation (“TOG”), through its wholly owned subsidiaries Digital Power Corporation (“Digital Power”) and TOG Technologies (“TOGT,” or collectively, the “Company”), is an emerging electric vehicle (“EV”) electrification infrastructure solutions and premium custom power products company. The Company designs, develops, manufactures and sells highly engineered, feature-rich, high-grade power conversion systems and power system solutions for mission-critical applications and processes electronic products as well as EV charging solutions to diverse industries, markets and sectors including e-Mobility, medical, military, telecommunications, and industrial.

TOG was incorporated in Nevada on April 5, 2005, and is a subsidiary of Ault Alliance, Inc. a Delaware corporation (the “Parent” or “Ault”) and currently operates as a reporting segment of Ault. On December 21, 2023, the Company changed its legal name from “Imperalis Holding Corp.” to “TurnOnGreen, Inc.”  pursuant to a certificate of amendment to its Articles of Incorporation filed with the Nevada Secretary of State on December 21, 2023. The Company also amended and restated its bylaws on January 11, 2024, to reflect the change in its name. The principal executive offices of the Company are located at 1421 McCarthy Blvd., Milpitas, California 95035, its telephone number is (510) 657-2635 and its corporate website is www.turnongreen.com.

Recapitalization and Reorganization

On March 20, 2022, Ault and TOG entered into a Securities Purchase Agreement (the “Agreement”) with TurnOnGreen, Inc., a Nevada corporation (“TOGI”), a then wholly owned subsidiary of the Parent. Pursuant to the Agreement, at the Closing, which occurred on September 6, 2022, the Parent delivered to TOG all of the outstanding shares of common stock of TOGI held by the Parent in consideration for the issuance by TOG to the Parent (the “Acquisition”) of an aggregate of 25,000 newly designated shares of Series A Preferred Stock (the “Series A Preferred Stock”), with each such share having a stated value of $1,000. The Series A Preferred Stock has an aggregate liquidation preference of $25 million, is convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at the Parent’s option, is redeemable by the Parent, and entitles the Parent to vote with the Common Stock on an as-converted basis.

Immediately following the Acquisition, TOGI became a wholly owned subsidiary of TOG, and subsequent thereto, TOGI was merged with and into TOG, pursuant to which TOGI ceased to exist. The acquisition was treated as an asset acquisition and the equity of the Company was retroactively restated for the conversion of 1,000 shares for 25,000 shares of preferred stock upon completion of the Acquisition.

Pursuant to Accounting Standards Codification (“ASC”) 250-10 and ASC 805-50, the Acquisition was recognized prospectively for all periods. While TOG was deemed to be the legal acquirer of TOGI, TOGI was considered the acquiror and predecessor for accounting and financial reporting purposes and, therefore, was deemed to be the receiving entity and is presented on a stand-alone basis for all periods. The accompanying financial statements have been prospectively updated as a result of the asset acquisition under common control, which was completed on September 6, 2022.

As a result of the Acquisition, prior period shares and per share amounts appearing in the accompanying consolidated financial statements have not been adjusted until the date of the Acquisition as a part of the net assets acquired.

2. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements are presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”). References to GAAP issued by the Financial Accounting Standards Board (“FASB”) in these notes to the consolidated financial statements are to the FASB Accounting Standards Codification (“ASC”). The consolidated financial statements include the accounts of the Company and its subsidiaries, and all intercompany transactions have been eliminated in consolidation. All significant intercompany accounts have been eliminated in consolidation.

Accounting Estimates

The preparation of financial statements, in conformity with GAAP, requires management to make estimates, judgments and assumptions. The Company’s management believes that the estimates, judgments, and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates. Key estimates include net realizable inventory value and useful lives of asset.

F-7

 Revenue Recognition

The Company recognizes revenue under ASC 606, Revenue from Contracts with Customers. The core principle of the revenue standard is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. The following five steps are applied to achieve that core principle:

•	Step 1: Identify the contract with the customer,
•	Step 2: Identify the performance obligations in the contract,
•	Step 3: Determine the transaction price,
•	Step 4: Allocate the transaction price to the performance obligations in the contract, and
•	Step 5: Recognize revenue when the company satisfies a performance obligation.

The Company recognizes revenue primarily from four different types of contracts:

•	Product sales and installation - The Company generates revenues from the sale of its products through a direct and indirect sales force and primarily receives fixed consideration for sales of products. Some contracts contain a combination of product sales with a service such as installation of the products, which is expected to be performed in the near term. Such services are distinct and accounted for as separate performance obligations. For sales, the Company’s performance obligations to deliver products are satisfied at the point in time when products are shipped to the customer, which is when the customer obtains control over the goods. The installation service on these types of contracts is usually completed within six to twelve weeks.

•	The Company recognizes installation service revenue over time using the cost-to-cost measure of progress, which measures an installation obligation’s progress toward completion based on the ratio of actual contract costs incurred to date to the Company’s estimated costs at completion. Significant judgment may be required by management in the cost estimation process for these contracts, which is based on the knowledge and experience of the Company’s project managers, subcontractors and financial professionals. Total estimated costs to complete projects include direct labor, material, permits and subcontractor costs.

The Company also provides standard assurance warranties on product functionality, which are not separately priced or considered material.

Some of the Company’s contracts with distributors include stock rotation rights after six months for slow-moving inventory, which represents variable consideration. The Company uses an expected value method to estimate variable consideration and constrains revenue for estimated stock rotations until it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur. To date, returns have been insignificant.

•	Network fees - Represents a stand-ready obligation whereby the Company is obligated to perform over a period of time and, as a result, revenue is deferred and recognized on a straight-line basis over the contract term for annual contracts. Network agreements can also be billed per charging session in accordance with a contractual relationship between the Company and the owner of the station and, as a result, revenue is recognized when a particular charging session is complete.

•	Charging service revenue - company-owned charging stations - Revenue is recognized at the point when a particular charging session is completed.

Because the Company’s product sales agreements have an expected duration of one year or less, the Company has elected to adopt the practical expedient in ASC 606-10-50-14(a) of not disclosing information about its remaining performance obligations.

Sales Tax Collected from Customers

As a part of the Company’s normal course of business, sales taxes are collected from customers in accordance with local regulations. Sales taxes collected are remitted, in a timely manner, to the appropriate governmental tax authority on behalf of the customer. The Company’s policy is to present revenue and costs net of sales taxes.

F-8

Deferred Revenue

Deferred revenue consists of billings on contracts where performance has commenced, and payments have been received in advance of revenue recognition. Deferred revenue is recognized in revenue as the related revenue recognition criteria are met.

Asset Retirement Obligations

The Company has determined that it is obligated by contractual or regulatory requirements to remove facilities or perform other remediation upon retirement of certain assets. Determination of the amounts to be recognized in our consolidated financial statements is based upon numerous estimates and assumptions, including expected settlement dates, future retirement costs, future inflation rates and the credit-adjusted risk-free interest rates. These estimates and assumptions are very subjective. In addition, there are other external factors which could significantly affect the ultimate settlement costs or timing for these obligations, including changes in environmental regulations and other statutory requirements and fluctuations in industry costs. As a result, the Company’s estimates of asset retirement obligations are subject to revision due to the factors described above. Changes in estimates prior to settlement result in adjustments to both the liability and related asset values.

Asset retirement obligations represent the present value of the estimated costs to remove the commercial charging stations and restore the sites to the condition prior to installation. The Company reviews estimates of removal costs on an ongoing basis.

Cash and Cash Equivalents

The Company’s cash is maintained in checking accounts with reputable financial institutions. These balances may, at times, exceed the U.S. Federal Deposit Insurance Corporation insurance limits. As of December 31, 2023, and December 31, 2022, the Company had cash of $21,000 and $95,000, respectively. The Company has not experienced any losses on deposits of cash and cash equivalents.

Accounts Receivable and Allowance for Credit Losses

The Company’s receivables are recorded when invoiced and represent claims against third parties that will be settled in cash. The Company records accounts receivable at the invoiced amount less an allowance for any potentially uncollectible accounts under the current expected credit loss impairment model and discloses the net amount of the financial instrument expected to be collected. The Company estimates the allowance for credit losses based on an ongoing review of existing economic conditions, the financial conditions of the customers, historical trends in credit losses, and the amount and age of past due accounts. Past-due receivable balances are written off when the Company’s internal collection efforts have been unsuccessful in collecting the amount due.

Leases

The Company accounts for its leases under ASC 842, Leases. Under this guidance, arrangements meeting the definition of a lease are classified as operating or financing leases. Operating leases are recognized as Right-of-use (“ROU”) assets, Operating lease liability, current, and Operating lease liability, non-current on the consolidated balance sheets. Lease assets and liabilities are recognized based on the present value of the future minimum lease payments over the lease term at commencement date. As most of the leases do not provide an implicit rate, the Company uses its incremental borrowing rate based on the information available at commencement date in determining the present value of future payments. In certain of the lease agreements, the Company receives rent holidays and other incentives. The Company recognizes lease costs on a straight-line basis over the lease term without regard to deferred payment terms, such as rent holidays, that defer the commencement date of required payments. The Company’s lease terms may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. Leasehold improvements are capitalized at cost and amortized over the lesser of their expected useful life or the life of the lease, without assuming renewal features, if any, are exercised. The Company elected the practical expedient in ASC 842 and does not separate lease and non-lease components for any of its leases.

Inventory

Inventories, inclusive of raw materials and finished goods, are valued at the lower cost or net realizable value after using the first-in, first-out method. Management compares the cost of inventory with the net realizable value and adjustments are made for writing down inventory to net realizable value, if lower.

The Company periodically assesses its inventories valuation with respect to obsolete items by reviewing revenue forecasts and technological obsolescence and moving such items into a reserve for obsolescence. When inventories on hand exceed the foreseeable demand or become obsolete, the value of excess inventory, which at the time of the review was not expected to be sold, is written off.

F-9

 Property and Equipment, Net

Property and equipment are stated at cost, net of accumulated depreciation. Major additions and improvements are capitalized, while replacements, maintenance and repairs, which do not improve or extend the life of the respective assets, are expensed as incurred. When property and equipment is retired or otherwise disposed of the cost and accumulated depreciation are removed from the related accounts and any resulting gain or loss is included in the results of operations for the respective period.

Warranty

The Company offers a warranty period for all its manufactured products to function free from defects in material and workmanship under normal use and service for one to two years on most products and up to five years for rugged power products for the defense and aerospace markets. For the Company’s electric vehicle supply equipment product line, the Company offers up to a three-year extended warranty beyond the manufacturing warranty period, although not considered material to its revenue stream. The Company also provides end user technical support for up to fifteen (15) years on many of its products that have long lifetimes. The Company estimates the costs that may be incurred under its warranty and records a liability in the amount of such costs at the time product revenue is recognized. Factors that affect the Company’s warranty liability include the number of units sold, the sector product being used, historical rates of warranty claims, and cost per claim. The Company periodically assesses the adequacy of its recorded warranty liability.

Litigation

The Company records an undiscounted liability for contingent losses, including future legal costs, settlements and judgments, when it considers it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated.

Income Taxes

The Company determines its income taxes under the asset and liability method in accordance with ASC No. 740, Income Taxes, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the fiscal year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the fiscal years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Consolidated Statements of Operations in the period that includes the enactment date.

The Company accounts for uncertain tax positions in accordance with ASC No. 740-10-25. ASC No. 740-10-25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC No. 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. To the extent that the final tax outcome of these matters is different than the amount recorded, such differences impact income tax expense in the period in which such determination is made. Interest and penalties, if any, related to accrued liabilities for potential tax assessments are included in income tax expense. ASC No. 740-10-25 also requires management to evaluate tax positions taken by the Company and recognize a liability if the Company has taken uncertain tax positions that more likely than not would not be sustained upon examination by applicable taxing authorities. Management of the Company has evaluated tax positions taken by the Company and has concluded that as of December 31, 2023, and December 31, 2022, there were no uncertain tax positions taken, or expected to be taken, that would require recognition of a liability that would require disclosure in the financial statements.

 Impairment of Long-lived Assets

The Company analyzes its long-lived assets for potential impairment at least annually or when changes in circumstances indicate a possibility of impairment. Impairment losses are recorded on long-lived assets when indicators of impairment are present. When the carrying value of an asset exceeds the associated undiscounted expected future cash flows, it is considered to be impaired and is written down to fair value.

Segments

The Company determined that its two primary brands constitute its two operating segments. However, the Company’s operating segments continue to be aggregated into one reportable segment based on the similarity in economic characteristics, other qualitative factors and the objectives and principles of ASC 280, Segment Reporting.

F-10

Receivables and Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and trade receivables.

Trade receivables of the Company and its subsidiaries are mainly derived from sales to customers located primarily in the U.S. The Company performs ongoing credit evaluations of its customers and to date has not experienced any material losses.

Preferred Shares

The Company applies the accounting standards for distinguishing liabilities from equity when determining the classification and measurement of its preferred stock. Preferred shares subject to mandatory redemption are classified as liability instruments and are measured at fair value. Conditionally redeemable preferred shares (including preferred shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity.

New Accounting Guidance – Recently Adopted

The FASB issued ASU No. 2016-13, Financial Instruments - Credit Losses (Topic 326) in 2016. The new guidance replaces the incurred loss impairment approach in legacy GAAP with a methodology that reflects future credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. For trade and other receivables, loans and other financial instruments, the Company is required to use a forward-looking expected loss model rather than the incurred loss model for recognizing credit losses, which reflects losses that are probable. The guidance is effective for fiscal years beginning after December 15, 2019. In November 2019, the FASB issued ASU 2019-10, Financial Instruments—Credit Losses (Topic 326), Derivatives and Hedging (Topic 815), and Leases (Topic 842), which pushes back the effective date for public business entities that are smaller reporting companies, as defined by the SEC, to fiscal years beginning after December 15, 2022. The Company adopted ASU No. 2016-13, Financial Instruments - Credit Losses (Topic 326) as of January 1, 2023, and the adoption had no impact on our condensed consolidated financial statements.

Recent Accounting Pronouncements not yet Adopted

The Company continually assesses any new accounting pronouncements to determine their applicability. When it is determined that a new accounting pronouncement may affect the Company’s financial reporting, the Company undertakes an analysis to determine any required changes to its Consolidated Financial Statements.

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which intends to enhance the transparency and decision usefulness of income tax disclosures. The amendments address investor requests for enhanced income tax information primarily through changes to the rate reconciliation and income taxes paid information. ASU 2023-09 is effective for the Company for annual periods beginning after December 15, 2024, on a prospective or retrospective basis. Early adoption is permitted. The Company is currently evaluating the impact of this accounting standard update on its consolidated financial statements and related disclosures.

On November 27, 2023, the FASB issued ASU No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. ASU 2023-07 is designed to improve the reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses that are regularly provided to the chief operating decision maker. The new standard is effective for the Company for its fiscal year beginning January 1, 2025, with early adoption permitted. The Company is currently evaluating the impact of adopting the standard.

F-11

3. GOING CONCERN

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has incurred recurring net losses and operations have not provided sufficient cash flows. The Company believes that it will continue to incur operating and net losses each quarter until at least the time it begins significant deliveries of its products. The Company’s inability to continue as a going concern could have a negative impact on the Company, including its ability to obtain needed financing, and could adversely affect the trading price of the Company’s common stock. These factors create substantial doubt about the Company’s ability to continue as a going concern for at least one year after the date that the Company’s audited consolidated Financial Statements are issued. The Company intends to finance its future development activities and its working capital needs largely through the sale of equity securities with some additional funding from other sources, including term notes until such time as funds provided by operations are sufficient to fund working capital requirements.

The consolidated financial statements of the Company do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classifications of liabilities that might be necessary should the Company be unable to continue as a going concern.

F-12

 4. REVENUE DISAGGREGATION

The Company’s disaggregated revenues consisted of the following:

	For the Year Ended December 31,
	2023	2022
Primary Geographical Markets
North America	$3,771,000	$4,514,000
Europe	29,000	115,000
Other	401,000	893,000
Total Revenue	$4,201,000	$5,522,000

Major Goods
Power supply units	$3,854,000	$5,214,000
EV chargers	347,000	308,000
Total Revenue	$4,201,000	$5,522,000

Timing of Revenue Recognition
Revenue recognized over time	$16,000	$22,000
Goods transferred at a point in time	4,185,000	5,500,000
Total Revenue	$4,201,000	$5,522,000

The Company’s related party sales consisted of the following:

	For the Year Ended December 31,
	2023	2022
Related Party
Subsidiaries of Ault	$14,000	$26,000
Entities Ault holds an investment interest in	-	1,000
Total Revenue	$14,000	$27,000

The following table provides the percentage of total revenue attributable to a single customer from which 10% or more of total revenue is derived:

	For the Year Ended		For the Year Ended
	December 31, 2023		December 31, 2022
	Total Revenue	Percentage of	Total Revenue	Percentage of
	by Major	Total Company	by Major	Total Company
	Customers	Revenue	Customer	Revenue
Customer A	$769,000	18%	$935,000	17%
Customer B	$476,000	11%	$

5. TRADE RECEIVABLES

As of December 31, 2023, and 2022, the Company had related party receivables of $0 and $25,000, respectively. As of December 31, 2023, receivables from three customers made up 64% of the Company’s receivables. As of December 31, 2022, five customers made up 64% of the outstanding receivables with two customers being the same customers as referred to with respect to the December 31, 2023, concentration.

F-13

	For the Year Ended		For the Year Ended
	December 31, 2023		December 31, 2022
	Trade Receivables	Percentage of	Total Receivables	Percentage of
	by Major	Total Trade	by Major	Total Trade
	Customer	Receivables	Customer	Receivables
Customer A	$342,000	35%	$199,000	19%
Customer B	$-	-%	$111,000	11%
Customer C	$179,000	18%	$-	-
Customer D	$-	-%	$169,000	17%

 6. PROPERTY AND EQUIPMENT

As of December 31, 2023, and 2022, property and equipment consisted of the following:

	December 31, 2023	December 31, 2022
Machinery and equipment	$649,000	$667,000
Leasehold improvements, furniture and equipment	217,000	207,000
EV chargers	141,000	115,000
	1,007,000	989,000
Less: accumulated depreciation and amortization	(649,000)	(663,000)
Property and equipment, net	$358,000	$326,000

Depreciation and amortization expense related to property and equipment was $63,000 and $51,000 for the years ended December 31, 2023, and 2022, respectively.

Depreciation is calculated using the straight-line method over the estimated useful lives of the assets, at the following rates:

Useful Lives
Asset	(In Years)
Computer software and office and computer equipment	3 - 5
Machinery and equipment, automobiles, furniture, and fixtures	3 - 15
Leasehold improvements	Over the term of the lease or the life of the asset, whichever is shorter

7. INVENTORIES

As of December 31, 2023, and 2022, inventories consisted of:

	December 31, 2023	December 31, 2022
Finished products	$878,000	$1,807,000
Raw materials, parts and supplies	461,000	788,000
Total inventories	$1,339,000	$2,595,000

8. LEASES

Office and Warehouse Leases

During the year ended December 31, 2023, the Company was a lessee as well as a sublessor for a certain office space lease. No residual value guarantees have been provided by the sublessee and the Company recognized $84,000 of income related to the sublease. Fixed sublease payments received are recognized on a straight-line basis over the sublease term and netted against operating lease expenses.

F-14

The Company leases offices and warehouse space under operating leases requiring periodic payments. The following table provides a summary of leases by balance sheet category as of December 31, 2023, and 2022:

	December 31, 2023	December 31, 2022
Operating right-of-use assets	$1,133,000	$1,661,000
Operating lease liability – current	619,000	561,000
Operating lease liability – non-current	631,000	1,251,000

The components of lease expenses recorded within operating expenses on the Company's condensed consolidated statements of operations for the years ended December 31, 2023, and 2022, were as follows:

	December 31,
	2023	2022
Operating lease costs	$623,000	$648,000
Less: Sublease income	(84,000)	-
Total	$539,000	$648,000

The following tables provides a summary of other information related to leases for the year ended December 31, 2023:

December 31, 2023
Cash paid for amounts included in the measurement of lease liabilities:	-
Operating cash flows related to operating leases	$682,000
Right-of-use assets obtained in exchange for new operating lease liabilities	-
Weighted-average remaining lease term – operating leases	2.0 years
Weighted-average discount rate – operating leases	8%

Payments due by period of lease liabilities under the Company’s non-cancellable operating leases as of December 31, 2023, were as follows:

2024	$693,000
2025	609,000
2026	51,000
Total lease payments	1,353,000
Less interest	(103,000)
Present value of lease liabilities	$1,250,000

9. RELATED PARTY TRANSACTIONS

The Company is a subsidiary of Ault Alliance, Inc. (“Ault” or “AAI”), and as a result AAI is deemed a related party.

Allocation of General Corporate Expenses

Ault provides human resources, accounting and other services to the Company, which are included as allocations of these expenses.  The allocation method calculates an appropriate share of overhead costs by using Company revenue as a percentage of total revenue.  This method is reasonable and consistently applied.  Costs incurred in connection with the allocation of these costs are reflected in selling, general and administrative of $642,000 and $670,000 for the fiscal year end December 31, 2023, and 2022, respectively.  $154,000 and $670,000 of these costs were recorded as Contribution from Parent in the statement of stockholders’ equity.  The remaining $488,000 for the fiscal year ended December 31,2023 was recorded as Ault advance payable.

Ault has made capital contributions to the Company of $576,000 and $2,539,000 for general corporate purposes. Total Contributions from Parent are $730,000 and $3,209,000 for the period ended December 31, 2023, and 2022, respectively.

F-15

Related Party Sales and Receivables

The Company recognized $14,000 and $27,000 in revenue in the years ended December 31, 2023, and 2022, respectively, from sales to another subsidiary of Ault or businesses that Ault holds an investment in. As of December 31, 2023, and 2022, the Company had related party receivables of $0 and $25,000, respectively.

Related Party Notes and Advances Payable

Related party notes and advances payable were used for working capital purposes and on December 31, 2023, and 2022, were comprised of the following:

	Interest rate	Due date	December 31, 2023	December 31, 2022
Ault advance payable	10%	-	$2,407,000	$-
Chief Executive Officer	14%	Default	51,000	25,000
Non-officer June and September 2023 advance payable	-	-	14,000	13,000
Officer December 2022 advance payable	-	-		14,000
Total related party notes and advances payable			$2,472,000	$52,000

During June 2023, AAI and the Company’s management determined that all allocations and capital funding provided to us by AAI beginning April 1, 2023, would be repaid, and treated as a related party note payable. On August 15, 2023, the Company entered into a loan and security agreement (the “security agreement”) with AAI in relation to the June 30, 2023, outstanding Ault advance payable of $701,000. The related party note payable accrues interest of 10%, has no fixed terms of repayment and is recorded as related party notes and advances payable.

The Company recorded related party interest expense of $160,000 and $0 for the years ended December 31, 2023, and 2022, respectively in interest expense, related party.

Accounts Payable – Related Party

The Company is a majority owned subsidiary of Ault. During the year ended December 31, 2022, Ault made vendor payments on behalf of TOG amounting to $28,000. This intercompany balance due to Ault is reflected in accounts payable as of December 31, 2022.

10. STOCK BASED COMPENSATION

The Company has a 2023 Stock Incentive Plan pursuant to which 100,000,000 shares are reserved for issuance. As of December 31, 2023, no shares had been issued under the plan.

11. CONVERTIBLE NOTES PAYABLE

Convertible notes payable as of December 31, 2023, and 2022, were comprised of the following:

	Conversion price per share	Interest rate	Due date	December 31, 2023	December 31, 2022
Opportunity fund convertible notes payable	$0.005	10%	January 14, 2024	$-	$45,000
Total convertible notes payable				$-	$45,000

F-16

The Company had convertible promissory notes payable to Opportunity Fund, LLC in the principal amount of $45,000 (the “Note”). The Note allowed for advances up to the maximum amount of $75,000. The principal, together with any accrued but unpaid interest on the amount of principal, was convertible upon request by the noteholder.

On July 12, 2023, the Company’s convertible promissory note payable to Opportunity Fund, LLC in the amount of $44,000 of principal and accrued interest of $11,000 were converted into 11,241,370 shares of common stock at the Opportunity Fund’s option at a conversion price of $0.005 per share.

As of December 31, 2022, the convertible notes payable had accrued interest of $9,000.

12. NOTES PAYABLE

The Company borrowed $250,000 and issued a promissory note to FAR Holdings International, LLC (the “Investor”) in the principal face amount of $300,000 and bears no interest. The Company also issued the Investor warrants (the “Warrants”) to purchase an aggregate of 1,000,000 shares of common stock, par value of $0.001 per share (the “Warrant Shares”).

As of December 31, 2023, the promissory note was terminated and the principal balance as well as the accrued default fees of $52,000 was recorded as related party notes and advances payable.

The Warrants entitle the holder to purchase shares of common stock for a period of five years from the date of issuance at an exercise price of $0.044 per share, subject to adjustment and vested immediately. The exercise price of each Warrant is subject to adjustment for customary stock splits, stock dividends, combinations, or similar events.

The proceeds from the sale of the promissory note and warrants were allocated based on their relative stand-alone fair values The fair value of the Warrants was determined on a stand-alone basis as $53,000 and was measured using the Black-Scholes option pricing model utilizing the assumptions in the table below. $39,000 allocated to the warrants was accounted for as paid in capital and debt discount amortized using the effective rate of interest over the life of the promissory note.

Term	5 years
Exercise Price	$0.044
Volatility	271%
Risk-free interest rate	3%
Expected dividend yield	-

13. INCOME TAXES

The Company filed its tax returns as part of its shareholder’s consolidated federal and state income tax filings. The Company deconsolidated during 2023 and will start filing its own consolidated federal and state income tax returns. The estimated deferred tax assets and tax liabilities is based on if the Company had filed on a stand-alone basis and not as part of a consolidated return. The following is a geographical breakdown of loss before the provision for income tax, for the years ended December 31, 2023, and 2022.

	2023	2022
Pre-tax loss
U.S. Federal	$(4,834,000)	$(4,220,000)
Foreign	-	-
Total	$(4,834,000)	$(4,220,000)

The federal and state income tax (provision) benefit is summarized as:

	2023	2022
Current
U.S. Federal	$-	$-
U.S. State	-	-
Foreign	-	-
Total current provision	-	-
Deferred
U.S. Federal	-	-
U.S. State		-
Foreign	-	-
Total deferred provision (benefit)	-	-
Total provision (benefit) for income taxes	$-	$-

F-17

Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and income tax purposes and (b) operating losses and tax credit carryforwards. Significant components of the Company’s deferred taxes as of December 31 were as follows:

	2023	2022
Deferred tax asset:
Net operating loss	$6,558,000	$6,037,000
Intangible asset basis	118,000	132,000
Deferred rent liability	349,000	507,000
Inventory adjustments	352,000	148,000
R&D capitalization	201,000	144,000
Asset retirement obligation	4,000	1,000
Settlement liability	267,000	161,000
Accrued warranty	14,000	12,000
Accrued salaries	65,000	-
Deferred revenue	12,000	-
Total deferred tax asset	7,940,000	7,142,000

Deferred tax liability:
ROU assets	(316,000)	(465,000)
Fixed asset basis	(97,000)	(65,000)
Total deferred income tax liabilities	(413,000)	(530,000)
Net deferred income tax assets	7,528,000	6,591,000
Valuation allowance	(7,528,000)	(6,612,000)
Deferred tax asset (liability), net	$-	$-

Events which may restrict utilization of a company’s net operating loss and credit carryforwards include, but are not limited to, certain ownership change limitations as defined in Internal Revenue Code Section 382 and similar state provisions. In the event the Company has had a change of ownership, utilization of carryforwards could be restricted to an annual limitation. The annual limitation may result in the expiration of net operating loss carryforwards before utilization. The Company has not undertaken a study to determine if its net operating losses are limited. In the event the Company previously experienced an ownership change, or should experience an ownership change in the future, the amount of net operating loss carryovers available in any taxable year could be limited and may expire unutilized. The impact of any such limitations or expirations would not have a material impact on the financials since all the deferred tax assets for the Company’s attributes are fully offset by a valuation allowance.

ASC 740 requires that the tax benefit of net operating losses, temporary differences and credit carryforwards be recorded as an asset to the extent that management assesses that realization is “more likely than not.” Realization of the future tax benefits is dependent on the Company’s ability to generate sufficient taxable income within the carryforward period. Because of the Company’s recent history of operating losses, management believes that recognition of the deferred tax assets arising from the above-mentioned future tax benefits is currently not likely to be realized and, accordingly, has provided a valuation allowance.

The valuation allowance increased by $915,000, and $1,161,000 during the years ended December 31, 2023, and 2022, respectively. Net operating losses and tax credit carryforwards as of December 31, 2023, and 2022 were as follows:

	2023 Amount	Expiration Years
Net operating losses, federal (Post December 31, 2017)	$12,724,000	Do Not Expire
Net operating losses, federal (Pre-January 1, 2018)	10,169,000	2022 to 2037
Net operating losses, state	25,095,000	2029 to 2041

	2022 Amount	Expiration Years
Net operating losses, federal (Post December 31, 2017)	$10,378,000	Do Not Expire
Net operating losses, federal (Pre-January 1, 2018)	11,185,000	2022 to 2037
Net operating losses, state	21,597,000	2029 to 2041

F-18

The effective tax rate of the Company’s provision (benefit) for income taxes as of December 31, 2023, and 2022 differed from the federal statutory rate as follows:

	2023	2022
Statutory Rate	21.00%	21.00%
State Tax	6.74%	6.98%
Permanent Differences	(0.35)%	(0.57)%
Changes in VA	(18.94)%	(28.06)%
NOL Expiration	(3.93)%	0.00%
Prior Year True-ups	(4.52)%	0.65%
Total	0.00%	0.00%

The Company’s statute of limitations remains open for various taxable years in various U.S. federal and California jurisdictions.

14. LOSS PER SHARE

In accordance with ASC 260, Earnings Per Share, the basic loss per common share is computed by dividing the net loss available to common shareholders by the weighted average number of common stock outstanding. Diluted loss per common share is computed similar to basic loss per common share except that the denominator is increased to include the number of additional shares of common stock that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

The Company excluded the potential common stock equivalents outstanding from the calculation of diluted weighted average net loss per share for each of the years ended December 31, 2023, and 2022, which would be anti-dilutive due to the net loss from continuing operations in those periods.

Anti-dilutive securities, which are convertible into or exercisable for the Company’s common stock, consisted of the following as of December 31, 2023, and 2022:

	December 31,
	2023	2022
Warrants	116,010,720	-
Convertible notes	-	10,736,066
Convertible preferred stock	25,000,000	25,000,000
Total	141,010,720	35,736,066

15. COMMITMENTS AND CONTINGENCIES

Litigation Matters

The Company is involved in litigation arising from other matters in the ordinary course of business. The Company is regularly subject to claims, suits, regulatory and government investigations, and other proceedings involving labor and employment, commercial disputes, and other matters. Such claims, suits, regulatory and government investigations, and other proceedings could result in fines, civil penalties, or other adverse consequences.

Certain of these outstanding matters include speculative, substantial or indeterminate monetary amounts. The Company records an undiscounted liability for contingent losses, including future legal costs, settlements and judgments, when we consider it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. If the Company determines that a loss is reasonably possible and the loss or range of loss can be estimated, the Company discloses the reasonably possible loss. The Company evaluates developments in its legal matters that could affect the amount of liability that has been previously accrued, and the matters and related reasonably possible losses disclosed, and makes adjustments as additional information becomes available. Significant judgment is required to determine both the likelihood of there being a loss, and the estimated amount of a loss related to such matters.

Gordon v. Digital Power Corporation

On or about November 21, 2019, the plaintiff-William Gordon, filed a complaint against defendant, DPC, alleging wrongful termination and disability discrimination. The arbitration was conducted during October 2022. Aside from the opening and responding trial briefs, the arbitrator requested additional briefing on two subjects, undisclosed principal liability, and disclosed principal liability, both of which were submitted. In May 2023 the arbitrator entered a final award against the Company and in favor of Mr. Gordon in the amount of $1.1 million inclusive of interest, legal fees, administrative fees and expenses.

F-19

The Company had accrued liabilities of $1.1 million and $0.7 million for legal matters that were contingencies as of December 31, 2023, and 2022, respectively.

With respect to the Company’s outstanding litigation matters, based on the Company’s current knowledge, the Company believes that the amount or range of reasonably possible loss will not, either individually or in aggregate, have a material adverse effect on the Company’s business, consolidated financial position, results of operations, or cash flows. However, the outcome of such matters is inherently unpredictable and subject to significant uncertainties.

Non-cancelable Obligations

In the normal course of business, the Company enters non-cancelable obligations with certain parties to purchase services, such as technology equipment and subscription-based cloud service arrangements. As of December 31, 2023, and 2022, the Company had outstanding non-cancelable purchase obligations with terms of one year or longer aggregating $36,000 and $0, respectively.

16. SHAREHOLDERS’ DEFICIT

Authorized Capital

The Company is authorized to issue 2 billion (2,000,000,000) shares of common stock, par value $0.001 per share and ten million (50,000,000) shares of preferred stock, par value $0.001 per share, of which twenty-five thousand shares (25,000) have been designated as Series A Convertible Redeemable Preferred Stock, par value $0.001 per share and the remaining authorized shares of preferred stock are “blank check” shares, which can be issued with various rights as determined by the Board. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of common stock of the Corporation, voting together as a single class.

Common Stock

The holders of the Company’s Common Stock have equal ratable rights to dividends from funds legally available therefore, when, as and if declared by the Company’s board of directors (the “Board”). Holders of Common Stock are also entitled to share ratably in all of the Company’s assets available for distribution to holders of Common Stock upon liquidation, dissolution or winding up of the Company’s affairs.

Except as otherwise required by law or as may be provided by the resolutions of the Board authorizing the issuance of Common Stock, all rights to vote and all voting power shall be vested in the holders of Common Stock. Each share of Common Stock shall entitle the holder thereof to one vote.

Upon any liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary, the remaining net assets of the Company shall be distributed pro rata to the holders of the Common Stock.

Series A Preferred Stock

There are 25,000 shares of Series A Preferred Stock issued and outstanding. Each share of Series A Preferred Stock has a stated value of $1,000, for an aggregate value of $25 million.

In the event that the Company is liquidated, dissolved or wound up, then before any distribution or payment is made to the holders of any Common Stock or any other class or series of junior stock, the holders of Series A Preferred Stock are entitled to receive liquidating distributions in an amount equal to the stated value for each share of Series A Preferred Stock held by such holders.

Dividends on the Series A Preferred Stock accrue daily and are in cumulative form, and including, the date of original issue and shall be payable quarterly on the last day of each calendar quarter out of funds legally available therefore, at the rate of eight percent (8%) per annum based on a 360-day calendar year.

F-20

Each holder shall be entitled to vote on an “as converted” basis with holders of outstanding shares of our common stock, voting together as a single class, with respect to any and all matters presented to the shareholders for their action or consideration. For so long as the holder shall continue to hold any shares of Series A Preferred Stock issued to it on the date of the Acquisition, the holder shall be entitled to elect a number of directors to the Board equal to a percentage determined by the number of Series A Preferred Stock beneficially owned by the holders, determined on an “as converted” basis, divided by the sum of the number of shares of Common Stock outstanding plus the number of Series A Preferred Stock outstanding on an “as converted” basis, provided, that the number of directors that the holders are entitled to elect shall never be less than a majority of our Board.

Beginning January 1, 2026, the shares of Series A Preferred Stock shall be subject to redemption in cash at the option of the holder in an amount per share equal to the stated value plus all accrued and unpaid dividends thereon. In accordance with FASB ASC Topic 480, “Distinguishing Liabilities from Equity”, paragraph 10-S99, redemption provisions not solely within the control of a company require ordinary shares subject to redemption to be classified outside of permanent equity. Accordingly, all of the shares of Series A Preferred Stock are presented as temporary equity, outside of the shareholders’ deficit section of the Company’s condensed balance sheets.

Common Stock Purchase Warrants

On August 7, 2023, the Company issued 56,405,175 warrants. Each warrant entitles the holder to purchase one share of common stock at a price of $.10 per share.

On July 10, 2023, the Company issued 58,610,760 warrants. Each warrant entitles the holder to purchase one share of common stock at a price of $.13 per share.

As of December 31, 2023, 13,228,170 of these warrants were held by related parties.

17. SUBSEQUENT EVENTS

On March 21, 2024, TurnOnGreen amended its articles of incorporation by the filing with the Secretary of State of the State of Nevada an amendment (the “Series A COD Amendment”) to the certificate of designation for the Company’s Series A Preferred Stock. The Series A COD Amendment was approved on March 21, 2024, by an affirmative vote of the holder of the Series A Preferred Stock outstanding as of such date and by the unanimous affirmative vote of the board of directors of TurnOnGreen on March 21, 2024. The Series A COD Amendment became effective upon filing with the Secretary of State of the State of Nevada.

Pursuant to the Series A COD Amendment, the commencement date upon which the holder of the Company’s Series A Preferred Stock may redeem the Series A Preferred Stock has been changed from commencing on the first anniversary of the issuance date of the Series A Preferred Stock to commencing anytime beginning on January 1, 2026.

F-21

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Not applicable.

ITEM 9A. CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

As of December 31, 2023, our management, with the participation and supervision of our principal executive officer and our principal financial officer, evaluated our disclosure controls and procedures (as defined in Rules 13a-15I and 15d-15(e) under the Exchange Act). The term “disclosure controls and procedures,” as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act, means controls and other procedures of a company that are designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure. Management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving their objectives and management necessarily applies its judgment in evaluating the cost benefit relationship of possible controls and procedures. Based upon their evaluation, our principal executive officer and our principal financial officer concluded that, solely as a result of the material weaknesses identified by management and described below, our disclosure controls and procedures were not effective to ensure that material information relating to the Company required to be disclosed by the Company in reports we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms and to ensure that such information is accumulated and communicated to management, including our Chief Executive Officer and Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure.

Changes in Internal Control over Financial Reporting

Except for the material weaknesses identified by management and described below, there were no changes in our internal control over financial reporting during the quarter ended December 31, 2023, that have materially affected, or that are reasonably likely to materially affect, our internal control over financial reporting.

Management’s Annual Report on Internal Control Over Financial Reporting

Effective internal control over financial reporting is necessary for us to provide reliable financial reports and prevent fraud. If we cannot provide reliable financial reports or prevent fraud, we may not be able to manage our business as effectively as we would if an effective control environment existed, and our business and reputation with investors may be harmed. As a result, our small size and any current internal control deficiencies may adversely affect our financial condition, results of operations and access to capital. We have carried out an evaluation under the supervision and with the participation of our management, including our principal executive officer and principal financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the most recent period covered by this report. Based on the foregoing, our principal executive officer and principal financial officer concluded that our disclosure controls and procedures were not effective at the reasonable assurance level due to the material weaknesses described below.

46

 Material Weakness

A material weakness is a deficiency, or a combination of deficiencies, within the meaning of Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 5, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis. Management has identified the following material weaknesses which have caused management to conclude that as of December 31, 2023, our internal control over financial reporting (“ICFR”) was not effective at the reasonable assurance level:

•	We do not have sufficient resources in our accounting function, which restricts our ability to gather, analyze and properly review information related to financial reporting, including fair value estimates, in a timely manner. Due to our size and nature, segregation of all conflicting duties may not always be possible and may not be economically feasible. However, to the extent possible, the initiation of transactions, the custody of assets and the recording of transactions should be performed by separate individuals. The company’s primary user access controls to ensure appropriate authorization and segregation of duties that would adequately restrict user and privileged access to the financially relevant systems and data to appropriate personnel were not designed and/or implemented effectively;

•	The insufficient resources in our accounting function also resulted in a deficiency over design and implementation of effective revenue recognition policies, procedures and controls with respect to the identification, timing and treatment of various new contracts with customers;

•	Management also concluded that there was a deficiency in internal controls over financial reporting relating to the accounting treatment for complex financial instruments which resulted in the failure to properly account for such instruments, specifically with respect to the classification and proper accounting treatment of preferred shares; and

•	Lastly, we did not design and maintain effective controls associated with related party transactions and disclosures. The controls in place were not designed at a sufficient level of precision or rigor to effectively prepare and review the financial records in such manner as to identify and properly disclose the nature and financial data of all our related party relationships.

Management evaluated the impact of our failure to have segregation of duties and proper reviews, inadequacy in design of revenue recognition policies and procedures, failure to properly account for and provide adequate disclosures of complex financial instruments, fair value estimate procedures and reviews, and deficiency in identification and a disclosure of related party transactions and concluded that the multiple control deficiencies that resulted represented material weaknesses.

While management evaluates the effectiveness of our internal controls on a regular basis, these controls may not always be effective. There are inherent limitations on the effectiveness of internal controls, including collusion, management override, and failure in human judgment. In addition, control procedures are designed to reduce rather than eliminate business risks. In the event our Chief Executive Officer or Chief Financial Officer, our certifying officers under the Sarbanes-Oxley Act of 2002 (the “SOX”), or our independent registered public accounting firm determines our internal controls over financial reporting are not effective as defined under Section 404 of SOX, we may be unable to produce reliable financial reports or prevent fraud, which could materially harm our business. In addition, we may be subject to sanctions or investigation by government authorities or self-regulatory organizations, such as the SEC or the Financial Industry Regulatory Authority (“FINRA”). Any such actions could affect investor perceptions of our company and result in an adverse reaction in the financial markets due to a loss of confidence in the reliability of our financial statements, which could cause the market price of our common stock to decline or limit our access to capital.

We have begun to implement the actions noted below (including appropriate staffing to execute such actions) in the following areas to strengthen our internal control over financial reporting in an effort to remediate the material weaknesses.

Remediation

Inventory. We have enhanced the design of existing controls and implemented new controls over the accounting, processing and recording of inventory. Specifically, we have strengthened the design of the management review control over inventory-in-transit. We have implemented processes to ensure timely identification and evaluation of inventory cut-off, and we are requiring additional accountability from counterparties on the accuracy of incoming and outgoing shipment documentation. We have deployed information system enhancements and have made better use of current system capabilities in order to improve the accuracy of inventory cut-off, reporting and reconciliation. In addition, we have been creating an assembly bill of materials (“BOM”) in our business software to facilitate efficient and accurate manufacturing and provide proper recording of raw materials inventory. The BOM structure ultimately minimizes inventory inaccuracies and production delays, and we have been increasing cycle counting of inventory used in production to improve accuracy. Lastly, we have recently hired a material specialist whose responsibility is to maintain inventory records.

47

 Revenue Recognition. We intend on enhancing the design of existing controls and implementing new controls over the review of the application and recording of revenue for customer contracts under the guidance outlined in ASC 606. We also intend on implementing more thorough reviews of contracts by evaluating contractual terms and determining whether certain contracts should be consolidated, involve related parties and the proper timing of revenue recognition. These reviews will include more comprehensive contractual analysis from our legal team while ensuring qualified resources are involved and adequate oversight is performed during the internal technical accounting review process.

Accounts Receivable. We intend on enhancing the design of existing controls and implementing new controls over the processing and review of accounts receivable billings. We plan to supplement our accounting staff with more experienced personnel. We will also evaluate information system capabilities in order to reduce the manual calculations within this business process.

Complex Financial Instruments. We will design and implement controls to properly identify and implement the proper accounting treatment and classifications of our complex financial instruments to ensure our equity accounting and treatment is in accordance with U.S. generally accepted accounting principles. We intend to accomplish this by implementing more thorough reviews of certain details regarding all rights, penalties, record holders and negative covenants of the financial instruments in order to apply the correct accounting guidance (liabilities vs. equity vs. temporary equity).

Fair value estimates. We will design and implement additional control activities to ensure controls related to fair value estimates (including controls that validate the reasonableness, completeness and accuracy of information, data and assumptions), are properly designed, implemented and documented.

While these actions and planned actions are subject to ongoing management evaluation and will require validation and testing of the design and operating effectiveness of internal controls over a sustained period of financial reporting cycles, we are committed to the continuous improvement of our internal control over financial reporting. We will continue to diligently review our internal control over financial reporting.

ITEM 9B. OTHER INFORMATION

None.

ITEM 9C.	DISCLOSURE REGARDING FOREIGN JURISDICTIONS THAT PREVENT INSPECTIONS

Not applicable.

48

PART III

ITEM 10. DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following table sets forth the names and positions of our executive officers and directors. Directors will be elected at our annual meeting of shareholders and serve for one year or until their successors are elected and qualify. Officers are elected by the Board and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

Name	Age	Positions
Amos Kohn	64	Founder, Chief Executive Officer, Chief Financial Officer and Director
Marcus Charuvastra	45	President and Director
Douglas Gintz	57	Chief Technology Officer and Director

Amos Kohn has been our Chief Executive Officer and the Chairman of our board of directors since the date of the Acquisition. Prior thereto, he was the Founder and Chief Executive Officer and a member of the board of directors of the Former TOGI, including when its name was Coolisys Technologies, Inc., since its formation in January of 2020. He has led Digital Power for more than 15 years. He served as a director of Ault from 2003 to 2020, its President and Chief Executive Officer from 2008 to 2017 and President from 2017 to 2020. Prior to his appointment as President and Chief Executive Officer of Digital Power Corporation, Mr. Kohn held executive roles with several US and international companies. For more than 30 years, Mr. Kohn has provided leadership, oversight and strategic direction for worldwide privately held and publicly traded companies in the high-technology sector. He holds a Bachelor of Science degree in electrical and electronics engineering and a Certificate of Business Administration from the University of California, Berkeley, and a Major (Ret) at IDF. He is named as an inventor on several United States and international patents. We believe that Mr. Kohn’s extensive executive-level management experience in diversified industries expanding companies into new markets including power electronics, eMobility, telecommunications and defense give him the qualifications and skills necessary to serve as one of our directors.

Marcus Charuvastra has served as our President since March 2022. Mr. Charuvastra served as the President of TOGI between January 2022 and September 2022, and served as its Chief Revenue Officer between June 2021 and September 2022. Mr. Charuvastra is an accomplished leader with 20 years of experience in strategic planning, sales, services, marketing and business and organizational development. Mr. Charuvastra spent nine years at Targeted Medical Pharma, Inc. serving as Vice President of Operations and as the Managing Director of this microcap biotech start-up, from 2012 to May 2021. During his tenure, he was instrumental in guiding Targeted Medical Pharma’s initial public offering. Mr. Charuvastra was previously Director of Sales and Marketing at Physician Therapeutics from 2009 to 2012 and was responsible for building the sales and distribution network in the United States and abroad. He is a graduate of UCLA. We believe that Mr. Charuvastra’s extensive experience in strategic planning and sales and marketing give him the qualifications and skills to serve as one of our directors.

Douglas Gintz has been our Chief Technology Officer since the date of the Distribution and served as the Chief Technology Officer of TOGI between February 2021 and September 2022. He was named a Director September 6, 2022. Mr. Gintz is responsible for driving strategic software initiatives and delivering key technologies essential to the market penetration of our EV charging solutions business. Mr. Gintz also currently serves as the Chief Technology Officer and Director of Global Technology Implementation at Ault Alliance, Inc. since February 2021. Mr. Gitz's previous leadership roles include Chief Executive Officer of Pacific Coders, LLC. from August 2002 to January 2022; Chief Technology Officer of Endocanna Health, Inc. from January 2019 to January 2021; Mr. Gintz served at Targeted Medical Pharma, Inc., a publicly traded microcap, as Chief Marketing Officer and Technology Officer from January 2018 to December 2019, and Chief Technology Officer and Chief Information Officer from January 2012 to May 2016. Mr. Gintz has over 30 years of hands-on experience bringing products to market. Specializing in emerging technologies, Mr. Gintz has developed manufacturing compliance systems, DNA reporting engines, medical billing software, e-commerce applications, and retail software for companies ranging from startups to multinational corporations. We believe that Mr. Gintz’s extensive experience in emerging technologies give him the qualifications and skills needed to serve as one of our directors.

Family Relationships

No family relationship exists among any of our directors or executive officers. No arrangement or understanding exists between any director or executive officer and any other person pursuant to which any director or executive officer was selected as a director or executive officer of our company. All executive officers are appointed annually by the board of directors. Directors serve until the next annual meeting of our shareholders and until their successors are elected and qualified.

Code of Business Conduct and Code of Ethics

Our board of directors has adopted a code of business conduct, which applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. Our board of directors has also adopted a code of ethics that applies to all our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our code of business conduct and code of ethics will be posted on the investor relations page on our website. We intend to disclose any amendments to our code of ethics, or waivers of its requirements, on our website or in filings under the Exchange Act.

49

Board of Directors

Our business and affairs are managed under the direction of our board of directors. Our board of directors is currently composed of three members, none of whom qualifies as “independent” under the listing standards of Nasdaq Marketplace Rules. Prior to the Acquisition, we had only two directors, neither of whom was independent.

ITEM 11. EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth summary compensation information for the following persons: (i) all persons serving as our principal executive officer during the years ended December 31, 2023, and 2022, and (ii) our two other most highly compensated executive officers who received compensation during the years ended December 31, 2023, and 2022 of at least $100,000 and who were executive officers on December 31, 2023. We refer to these persons as our “Named Executive Officers”. The following table includes all compensation earned by the Named Executive Officers for the respective period, regardless of whether such amounts were actually paid during the period:

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Amos Kohn	2023	350,000	-	-	-	29,540	379,540
Chief Executive Officer	2022	350,000	-	-	-	30,540	380,540
Marcus Charuvastra	2023	128,125	5,834	-		1,160	135,119
President and Chief Revenue Officer	2022	125,000	40,000	5,271		1,127	171,398

Termination Provisions

As of the date of this Form 10-K, we have no contract, agreement, plan, or arrangement, whether written or unwritten, that provides for payments to a Named Executive Officer at, following, or in connection with any termination, including without limitation resignation, severance, retirement or a constructive termination of a Named Executive Officer, or a change in control of the company or a change in the Named Executive Officer’s responsibilities, with respect to each Named Executive Officer, other than with respect to Mr. Kohn.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2023, none of our Named Executive Officers held any unexercised options, stock that have not vested, or other equity incentive plan awards.

Director Compensation

To date, we have not paid any of our directors any compensation for serving on our Board.

Equity Compensation Plan Information

On June 27, 2023, the Company held a special meeting of shareholders and the shareholders voted and approved three proposals presented for a vote, including approving the TurnOnGreen, Inc. 2023 Stock Incentive Plan which reserved 100,000,000 shares for issuance. As of December 31, 2023, no shares had been issued under the plan.

50

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of our common stock based on 220,713,952 shares issued and outstanding as of the close of business on April 10, 2024  by (i) each person who is known by the company to own beneficially more than 5% of any classes of outstanding common stock, (ii) each director of the company, (iii) each of the Named Executive Officers and (iv) all directors and executive officers of the company as a group.

Name and Address of Beneficial Owners of Common Stock (1)	Number of shares beneficially owned	% of Common Stock
Amos Kohn (3)	24,800	*
Marcus Charuvastra	-	- - -
Douglas Gintz (4)	18,080	*
All Directors and Officers as a group (Three persons)	21,440	*
Ault Alliance, Inc. (2)	87,636,263	39.7%

* Less than 1%.

(1) Unless otherwise indicated, the business address of each of the individuals is c/o Imperalis Holding Corp., 1421 McCarthy Blvd., Milpitas, California 95035.

(2) Consisting of (i) 14,348,481 shares held by Sentinum, Inc., (ii) 23,443,017 shares held by Ault Lending, (iii) 12,452,875 shares underlying warrants held by Ault Lending, (iv) 36,770,330 shares underlying the Series A Preferred Stock, (iv) 315,780 shares and 315,780 underlying warrants are held by Ault and Company, Inc. Ault may be deemed to beneficially own the shares beneficially owned by Sentinum, Inc. and Ault Lending as Sentinum, Inc. and Ault Lending are wholly owned subsidiary of Ault. Milton C. Ault, III, the Executive Chairman of Ault, exercises voting and dispositive power over the shares owned by Ault. The business address of each of these entities and individuals is 11411 Southern Highlands Parkway, Suite 240, Las Vegas, Nevada 89141.

(3) Represents 12,400 shares and an equal number of warrants.

(4) Represents 9,040 shares and an equal number of warrants.

51

 ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Director Independence

We use the definition of “independence” of the Nasdaq Marketplace Rules to make this determination. Rule 5605(a)(2) of the Nasdaq Marketplace Rules provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Rule 5605(a)(2) generally provides that a director cannot be considered independent if:

•	the director is, or at any time during the past three years was, an employee of the company or its parent;

•	the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exemptions, including, among other things, compensation for board or board committee service);

•	the director is an immediate family member of an individual who is, or at any time during the past three years was, employed by the company as an executive officer;

•	the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exemptions);

•	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

•	the director or a family member of the director is a current partner of the Company’s outside auditor, or at any time during the past three years was a partner or employee of the Company’s outside auditor, and who worked on the company’s audit.

Policies and Procedures for Related Party Transactions

The TurnOnGreen audit committee, when established, will have the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The policy regarding transactions between us and related persons will provide that a related person is defined as a director, executive officer or greater than 5% beneficial owner of common stock, in each case since the beginning of the most recently completed year, and any of their immediate family members. An investor may obtain a written copy of this policy, once adopted, by sending a written request to TurnOnGreen, Inc., 1421 McCarthy Blvd., Milpitas, California 95035, Attention: Legal Department. Our audit committee charter that will be in effect, once adopted, will provide that the audit committee shall review and approve or disapprove certain related party transactions, including material transactions with Ault.

 Ault provides human resources, accounting, and other services to the Company, which are included as allocations of these expenses.  The allocation method calculates an appropriate share of overhead costs by using Company revenue as a percentage of total revenue.  This method is reasonable and consistently applied.  Costs incurred in connection with the allocation of these costs are reflected in selling, general and administrative of $642,000 and $670,000 for the fiscal year end December 31, 2023, and 2022, respectively.  $154,000 and $670,000 of these costs were recorded as Contribution from Parent in the statement of stockholders’ equity.  The remaining $488,000 for the fiscal year ended December 31,2023 was recorded as Ault advance payable.

Ault has made capital contributions to the Company of $576,000 and $2,539,000 for general corporate purposes. Total Contributions from Parent are $730,000 and $3,209,000 for the period ended December 31, 2023, and 2022, respectively.

52

 Related Party Sales and receivables

 The Company recognized $14,000 and $27,000 in revenue in the years ended December 31, 2023, and 2022, respectively, from sales to another subsidiary of Ault or businesses that Ault holds an investment in. As of December 31, 2023, and 2022, the Company had related party receivables of $0 and $25,000, respectively.

Related Party Notes and Advances Payable

 Related party notes and advances payable were used for working capital purposes and on December 31, 2023, and 2022, were comprised of the following:

	Interest rate	Due date	December 31, 2023	December 31, 2022
Ault advance payable	10%	-	$2,407,000	$-
Chief Executive Officer	14%	Default	51,000	25,000
Non-officer June and September 2023 advance payable	-	-	14,000	13,000
Officer December 2022 advance payable	-	-		14,000
Total related party notes and advances payable			$2,472,000	$52,000

During June 2023, AAI and the Company’s management determined that all allocations and capital funding provided to us by AAI beginning April 1, 2023, would be repaid, and treated as a related party note payable. On August 15, 2023, the Company entered into a loan and security agreement (the “security agreement”) with AAI in relation to the June 30, 2023, outstanding Ault advance payable of $701,000. The related party note payable accrues interest of 10%, has no fixed terms of repayment and is recorded as related party notes and advances payable.

The Company recorded related party interest expense of $160,000 and $0 for the years ended December 31, 2023, and 2022, respectively in interest expense, related party.

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth the aggregate fees for professional audit services rendered by Marcum LLP for the fiscal years ended December 31, 2023, and 2022.

	2023	2022
Audit fees	$340,000	$397,000

_________

Audit Fees consist of the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q and registration statement and for any other services that were normally provided in connection with our statutory and regulatory filings or engagements.

53

PART IV

ITEM 15. EXHIBITS

2.1	Securities Purchase Agreement dated March 20, 2022 by and among Imperalis Holding Corp., BitNile Holdings, Inc and TurnOnGreen, Inc. Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed March 21, 2022.
2.2	Form of Amendment to Securities Purchase Agreement, dated September 5, 2022. Incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed September 6, 2022.
3.1	Articles of Incorporation, dated April 5, 2005. Incorporated by reference to Exhibit 3.1 to the Registration Statement on Form 10 filed April 13, 2021.
3.2	Certificate of Amendment to the Articles of Incorporation, dated March 11, 2011. Incorporated by reference to Exhibit 3.1 to the Registration Statement on Form 10 filed April 13, 2021.
3.3	By-Laws of TurnOnGreen, Inc. Incorporated by reference to Exhibit 3.2 to the Registration Statement on Form 10 filed April 13, 2021.
3.4	Certificate of Designations of Rights and Preferences of Series A Convertible Redeemable Preferred Stock. Incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed September 6, 2022.
3.5	Amended and Restated Articles of Incorporation, dated August 29, 2023. Incorporated by reference to Exhibit 3.1 to the Current report on Form 8-K filed August 31, 2023.
3.6	Certificate of Amendment to the Articles of Incorporation, dated January 11, 2024. Incorporated by reference to Exhibit 3.1 to the Current report on Form 8-K filed January 18, 2024.
3.7	Amended and Restated Bylaws of the Company as of January 11, 2024. Incorporated by reference to Exhibit 3.2 to the Current report on Form 8-K filed January 18, 2024.
4.1	Convertible Promissory Note, dated December 15, 2021, made by Imperalis Holding Corp. in favor of Digital Power Lending, LLC. Incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed December 21, 2021.
4.2	Description of Capital Stock
4.3	Form of Warrant. Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed April 12, 2023.
10.1	Convertible Promissory Note issued January 14, 2021. Incorporated by reference to Exhibit 10.4 to the Registration Statement on Form 10 filed April 13, 2021.
10.2	Exchange Agreement between Imperalis Holding Corp. and Digital Power Lending, LLC, dated as of December 15, 2021. Incorporated by reference to Exhibit 10.1 the Current Report on Form 8-K filed December 21, 2021.
10.3	Share Exchange Agreement with CannaCure Sciences, Inc. Incorporated by reference to Exhibit 10.1 to the Registration Statement on Form 10 filed April 13, 2021.
10.4	Form of Partnership Agreement, dated April 26, 2021, between TurnOnGreen, Inc. (formerly Coolisys Technologies Corp.) and ChargeLab, Inc. Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed September 6, 2022.
10.5	Form of Distribution and Resale Agreement with Tesco Solutions LLC an Indiana based construction firm. Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed September 6, 2022.
10.6	Form of Purchase Agreement with Unique Electric Solutions, a New York based entity. Incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed September 6, 2022.
10.7	Form of Best Western International Marketing Agreement. Incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed September 6, 2022.
10.8	Form of EV-olution Charging Systems Distribution Agreement. Incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed September 6, 2022.
10.9	Form of CED National Accounts Distribution Agreement. Incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed September 6, 2022.
10.10	Form of Electric Vehicle Charger Site License Agreement dated May 23, 2002 by and between TurnOnGreen and Sunrise Hills Commercial Association. Incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed September 6, 2022.
10.11	Form of Purchase Agreement. Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed April 12, 2023.
10.12	Form of Note. Incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed April 12, 2023.
10.13	Form of Loan and Security Agreement. Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed August 21, 2023.
21.1	List of Subsidiaries. Incorporated by reference to Exhibit 21.1 to the Registration Statement on Form S-1/A filed February 9, 2023.
31.1*	Certification of Chief Executive Officer required by Rule 13a-14(a) or Rule 15d-14(a).
31.2*	Certification of Chief Financial Officer required by Rule 13a-14(a) or Rule 15d-14(a).
32.1**	Certifications of Chief Executive and Financial Officer required by Rule 13a-14(b) or Rule 15d-14(b) and Section 1350 of Chapter 63 of Title 18 of the United States Code.
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

54

101.INS*	Inline XBRL Instance Document. The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH*	Inline XBRL Taxonomy Extension Schema Document.
101.CAL*	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF*	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

______________________

*	Filed herewith.
**	Furnished herewith.

ITEM 16.	FORM 10–K SUMMARY

None.

55

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this Annual Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  April 11, 2024

TURNONGREEN, INC.

By:	/s/ Amos Kohn
Amos Kohn
Chief Executive Officer
(Principal Executive Officer) and Chief Financial Officer (Principal Financial and Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated.

April 11, 2024	/s/ Amos Kohn
Amos Kohn, Chief Executive Officer, Chief Financial Officer and Director

April 11, 2024	/s/ Marcus Charuvastra
Marcus Charuvastra, Director

April 11, 2024	/s/ Douglas Gintz
Douglas Gintz, Director

56

Exhibit 4.2

DESCRIPTION OF CAPITAL STOCK

The following is a summary of all the material characteristics of our capital stock as set forth in our articles of incorporation and bylaws. The summary does not purport to be complete and is qualified in its entirety by reference to our articles of incorporation and bylaws, and to the provisions of the Revised Statutes of the State of Nevada, as amended.

We are authorized to issue 2,000,000,000 shares of common stock par value $0.001 per share.  As of the date hereof, there were 183,941,422 shares of our common stock issued and outstanding. The outstanding shares of our common stock are validly issued, fully paid and nonassessable.

We are authorized to issue up to 50,000,000 shares of preferred stock, par value $0.001 per share.  Of these shares of preferred stock, 25,000 are designated as series A convertible preferred stock (the “Series A Preferred Stock”). As of the date hereof, there were 25,000 shares of Series A Preferred Stock outstanding.

Common Stock

The holders of our common stock have equal ratable rights to dividends from funds legally available therefore, when, as and if declared by our board of directors. Holders of common Stock are also entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs.

The holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and in such event, the holders of the remaining shares will not be able to elect any of our directors. The holders of 50% of the outstanding common stock constitute a quorum at any meeting of shareholders, and the vote by the holders of a majority of the outstanding shares or a majority of the shareholders at a meeting at which quorum exists are required to effect certain fundamental corporate changes, such as liquidation, merger or amendment of our articles of incorporation.

Except as otherwise required by law or as may be provided by the resolutions of the Board of Directors authorizing the issuance of common stock, all rights to vote and all voting power shall be vested in the holders of common stock. Each share of common stock shall entitle the holder thereof to one vote.

Except as may be provided by the resolutions of the Board of Directors authorizing the issuance of common stock, cumulative voting by any shareholder is expressly denied.

Upon any liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary, the remaining net assets of the company shall be distributed pro rata to the holders of the common stock.

Preferred Stock

Our preferred stock may be issued in one or more classes or series by the board of directors, who has the authority to designate the rights, preferences and other aspects of each class or series of preferred stock, without further vote or action by the shareholders. If shares of preferred stock with voting rights are issued, such issuance could affect the voting rights of the holders of our common stock by increasing the number of outstanding shares having voting rights, and by the creation of class or series voting rights. If the Board of Directors authorized the issuance of shares of preferred stock with conversion rights, the number of shares of common stock outstanding could potentially be increased by up to the authorized amount. Issuance of preferred stock could, under certain circumstances, have the effect of delaying or preventing a change in control of our company and may adversely affect the rights of the holders of our common stock. Also, preferred stock could have preferences over our common stock (and other series of preferred stock) with respect to dividend and liquidation rights. We currently have no plans to issue any preferred stock.

Series A Preferred Stock

There are 25,000 shares of Series A Preferred Stock issued and outstanding. Each share of Series A Preferred Stock has a stated value of $1,000, for an aggregate value of $25 million.

In the event that the company is liquidated, dissolved or wound up, then before any distribution or payment is made to the holders of any common stock or any other class or series of junior stock, the holders of Series A Preferred Stock are entitled to receive liquidating distributions in an amount equal to the stated value for each share of Series A Preferred Stock held by such holders.

Dividends on the Series A Preferred Stock accrue daily and be cumulative from, and including, the date of original issue and shall be payable quarterly on the last day of each calendar quarter out of funds legally available therefor, at the rate of ten percent (8%) per annum based on a 360-day calendar year.

Each holder shall be entitled to vote on an “as converted” basis with holders of outstanding shares of our common stock, voting together as a single class, with respect to any and all matters presented to the shareholders for their action or consideration. For so long as the holder shall continue to hold any shares of Series A Preferred Stock issued to it on the date of the Acquisition, the holder shall be entitled to elect a number of directors to the Board of Directors equal to a percentage determined by the number of Series A Preferred Stock beneficially owned by the holders, determined on an “as converted” basis, divided by the sum of the number of shares of common stock outstanding plus the number of Series A Preferred Stock outstanding on an “as converted” basis, provided, that the number of directors that the holders are entitled to elect shall never be less than a majority of our board of directors.

Each share of Series A Preferred Stock may be convertible at the holder’s option into shares of common stock of the company where the conversion price shall be the stated value of each share of Series A Preferred Stock divided by 80% of the volume-weighted average price (“VWAP”) of our common stock over the ten days immediately preceding the date of conversion. The conversion price will be subject to standard anti-dilution provisions in connection with any stock split, stock dividend, subdivision or similar reclassification of the common stock as well as carry full ratchet protection. The Preferred Stock is subject to a 19.9% beneficial ownership limitation,

As of January 1, 2026, the shares of Series A Preferred Stock shall be subject to redemption in cash at the option of the holder in an amount per share equal to the stated value plus all accrued and unpaid dividends thereon.

Transfer Agent and Registrar

The Transfer Agent and Registrar for our common stock is Computershare, 8742 Lucent Blvd., Suite 225, Highlands Ranch, CO 80129.

Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO RULE 13A-14(A) UNDER THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Amos Kohn, certify that:

1.	I have reviewed this Annual Report on Form 10-K of TurnOnGreen, Inc.;

2.	Based on my knowledge, this Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report;

3.	Based on my knowledge, the financial statements, and other financial information included in this Annual Report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this Annual Report;

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Annual Report is being prepared;

b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this Annual Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Annual Report based on such evaluation; and

d)	disclosed in this Annual Report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s Board of Directors (or persons performing the equivalent functions):

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated: April 11, 2024	By:	/s/ Amos Kohn
Amos Kohn
Title: Chief Executive Officer
(Principal Executive Officer)

Exhibit 31.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

PURSUANT TO RULE 13A-14(A) UNDER THE SECURITIES EXCHANGE ACT OF 1934,
AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Amos Kohn, certify that:

1.	I have reviewed this annual report on Form 10-K of TurnOnGreen, Inc.;

2.	Based on my knowledge, this Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report;

3.	Based on my knowledge, the financial statements, and other financial information included in this Annual Report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this Annual Report;

4.	The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Annual Report is being prepared;

b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this Annual Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Annual Report based on such evaluation; and

d)	disclosed in this Annual Report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s Board of Directors (or persons performing the equivalent functions):

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Dated: April 11, 2024	By:	/s/ Amos Kohn
Amos Kohn
Title: Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TurnOnGreen, Inc. (the “Registrant”) on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Amos Kohn, Principal Executive Officer and Principal Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Dated: April 11, 2024	By:	/s/ Amos Kohn
Amos Kohn
Chief Executive Officer
(Principal Executive Officer) and
Chief Financial Officer
(Principal Financial and Accounting Officer)

ANNEX B

PROXY CARDS

B-1

TURNONGREEN VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas.

2024 Annual Meeting Proxy Card

A **Proposals — The Board of Directors unanimously recommend a vote FOR all the nominees, FOR Proposals 2, 3, 5 and 6, and 3 YEARS on Proposal 4.**

	For	Against	Abstain
01 - Amos Kohn	☐	☐	☐
02 - Marcus Charuvastra	☐	☐	☐
03 - Douglas Gintz	☐	☐	☐

For ☐ Against ☐ Abstain ☐

For ☐ Against ☐ Abstain ☐

1 Year ☐ 2 Years ☐ 3 Years ☐ Abstain ☐

For ☐ Against ☐ Abstain ☐

For ☐ Against ☐ Abstain ☐

1 U P X

040ISB

4. To approve, on a non-binding advisory basis, afrequency of "Three Years" for future advisory voteson executive compensation (the "FrequencyProposal");2Years3YearsAbstain1YearProposals?TheBoardofDirectorsrecommendavoteFORallthenomineeslisted,FORProposalsX?XandforeveryXYEARSonProposalX.1UPX01 - Amos Kohn02 - Marcus CharuvastraForAgainstAbstainForAgainstAbstain03 - Douglas GintzForAgainstAbstainUsing a blackinkpen, mark your votes with an Xas shown in this example.Please do not write outside the designated areas.040ISB++2. To ratify the appointment of Marcum LLP, as the Company'sindependent registered public accounting firm for the fiscalyear ending December 31, 2024 (the "AuditorProposal"); 3. To approve, on a non-binding advisory basis, the compensationof our named executive officers (the "Say-on-PayProposal");ForAgainstAbstain6. To approve the adjournment of the Meeting to a later date ortime, if necessary, to permit further solicitation and vote ofproxies if, based upon the tabulated vote at the time of theMeeting, there are not sufficient votes to approve any of theother proposals before the Meeting (the "AdjournmentProposal").ForAgainstAbstain5. To approve an amendment to our Articles of Incorporation (the"Articles") to effect a reverse stock split of our shares ofcommon stock (the "CommonStock") by a ratio of not lessthan one-for-fifty and not more than one-for-five hundred atany time prior to July 18, 2025, with the exact ratio to be setat a whole number within this range as determined by theBoard of Directors in its sole discretion (the "ReverseStockSplitProposal"); and qIFVOTINGBYMAIL,SIGN,DETACHANDRETURNTHEBOTTOMPORTIONINTHEENCLOSEDENVELOPE.q2024AnnualMeetingProxyCardForAgainstAbstainForAgainstAbstainProposals?TheBoardofDirectorsunanimouslyrecommendavoteFORallthenominees,FORProposals2,3,5and6,and3YEARSonProposal4.A1. To elect the three (3) director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders (the "DirectorProposal");

Notice of 2024 Annual Meeting of ShareholdersProxy Solicited by Board of Directors for Annual Meeting ? July 19, 2024The undersigned, revoking all prior proxies, does hereby appoint AMOS KOHN and MARCUS CHARUVASTRA, or any of them, with full powers of substitution, the true and lawfulattorneys-in-fact, agents and proxies of the undersigned to represent the undersigned at the Annual Meeting of the Shareholders of TurnOnGreen, Inc., to be held on July 19,2024, commencing at 12:00 P.M., Eastern Time, to be held virtually via the Internet at meetnow.global/MH4RV7F, and at any and all adjournments of said meeting, and to voteall the shares of Common Stock of the Company standing on the books of the Company which the undersigned is entitled to vote as specified and in their discretion on suchother business as may properly come before the meeting. The matters stated on the reverse side were proposed by the Company, except as indicated.Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees, FOR items 2,3, 5 and 6, and 3 YEARS on Proposal 4.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)Proxy ? TurnOnGreen, Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q++Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Signature 1 ? Please keep signature within the box.Signature 2 ? Please keep signature within the box.Date (mm/dd/yyyy) ? Please print date below.Authorized Signatures ? This section must be completed for your vote to count. Please date and sign below.BImportant notice regarding the Internet availability of proxy materials for the Special Meeting of Shareholders. The material is available at: www.edocumentview.com/TOGI

TURNONGREEN VOTE

Your vote matters – here's how to vote!

Online
Go to **www.envisionreports.com/TOGI**
or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money!
Sign up for electronic delivery at
www.envisionreports.com/TOGI

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2024 Annual Meeting Proxy Card

A Proposals — The Board of Directors unanimously recommend a vote FOR all the nominees, FOR Proposals 2, 3, 5 and 6, and 3 YEARS on Proposal 4.

+

Nominee	For	Against	Abstain
01 - Amos Kohn	☐	☐	☐
02 - Marcus Charuvastra	☐	☐	☐
03 - Douglas Gintz	☐	☐	☐

4. To approve, on a non-binding advisory basis, a frequency of "Three Years" for future advisory votes on executive compensation (the "**Frequency Proposal**"); 1 Year ☐ 2 Years ☐ 3 Years ☐ Abstain ☐

1 U P X

+

040IRB

4. To approve, on a non-binding advisory basis, afrequency of "Three Years" for future advisory voteson executive compensation (the "FrequencyProposal");2Years3YearsAbstain1YearProposals?TheBoardofDirectorsrecommendavoteFORallthenomineeslisted,FORProposalsX?XandforeveryXYEARSonProposalX.1UPX01 - Amos Kohn02 - Marcus CharuvastraForAgainstAbstainForAgainstAbstain03 - Douglas GintzForAgainstAbstainUsing a blackinkpen, mark your votes with an Xas shown in this example.Please do not write outside the designated areas.040IRB++2. To ratify the appointment of Marcum LLP, as the Company'sindependent registered public accounting firm for the fiscalyear ending December 31, 2024 (the "AuditorProposal"); 3. To approve, on a non-binding advisory basis, the compensationof our named executive officers (the "Say-on-PayProposal");ForAgainstAbstain6. To approve the adjournment of the Meeting to a later date ortime, if necessary, to permit further solicitation and vote ofproxies if, based upon the tabulated vote at the time of theMeeting, there are not sufficient votes to approve any of theother proposals before the Meeting (the "AdjournmentProposal").ForAgainstAbstain5. To approve an amendment to our Articles of Incorporation (the"Articles") to effect a reverse stock split of our shares ofcommon stock (the "CommonStock") by a ratio of not lessthan one-for-fifty and not more than one-for-five hundred atany time prior to July 18, 2025, with the exact ratio to be setat a whole number within this range as determined by theBoard of Directors in its sole discretion (the "ReverseStockSplitProposal"); and qIFVOTINGBYMAIL,SIGN,DETACHANDRETURNTHEBOTTOMPORTIONINTHEENCLOSEDENVELOPE.q2024AnnualMeetingProxyCardForAgainstAbstainForAgainstAbstainProposals?TheBoardofDirectorsunanimouslyrecommendavoteFORallthenominees,FORProposals2,3,5and6,and3YEARSonProposal4.A1. To elect the three (3) director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders (the "DirectorProposal");You may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/TOGIor scan the QR code ? login details arelocated in the shaded bar below.Savepaper,timeandmoney!Signupforelectronicdeliveryatwww.envisionreports.com/TOGIPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaYourvotematters?here'showtovote!

Small steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/TOGINotice of 2024 Annual Meeting of ShareholdersProxy Solicited by Board of Directors for Annual Meeting ? July 19, 2024The undersigned, revoking all prior proxies, does hereby appoint AMOS KOHN and MARCUS CHARUVASTRA, or any of them, with full powers of substitution, the true and lawfulattorneys-in-fact, agents and proxies of the undersigned to represent the undersigned at the Annual Meeting of the Shareholders of TurnOnGreen, Inc., to be held on July 19,2024, commencing at 12:00 P.M., Eastern Time, to be held virtually via the Internet at meetnow.global/MH4RV7F, and at any and all adjournments of said meeting, and to voteall the shares of Common Stock of the Company standing on the books of the Company which the undersigned is entitled to vote as specified and in their discretion on suchother business as may properly come before the meeting. The matters stated on the reverse side were proposed by the Company, except as indicated.Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees, FOR items 2,3, 5 and 6, and 3 YEARS on Proposal 4.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)Proxy ? TurnOnGreen, Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qChange of Address ?Please print new address below.Comments? Please print your comments below.Non-Voting ItemsC++Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Signature 1 ? Please keep signature within the box.Signature 2 ? Please keep signature within the box.Date (mm/dd/yyyy) ? Please print date below.Authorized Signatures ? This section must be completed for your vote to count. Please date and sign below.BImportant notice regarding the Internet availability of proxy materials for the Special Meeting of Shareholders. The material is available at: www.envisionreports.com/TOGIThe 2024 Annual Meeting of Shareholders of TurnOnGreen, Inc. will be held on Friday, July 19, 2024, at 12:00 p.m. Eastern Time, virtually via the internet at meetnow.global/MH4RV7F.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.